UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

PIONEER ASSET ALLOCATION TRUST

PIONEER BOND FUND

PIONEER EMERGING MARKETS FUND

PIONEER EQUITY INCOME FUND

PIONEER FUND

PIONEER HIGH YIELD FUND

PIONEER ILS INTERVAL FUND

PIONEER MID CAP VALUE FUND

PIONEER MONEY MARKET TRUST

PIONEER REAL ESTATE SHARES

PIONEER SERIES TRUST II

PIONEER SERIES TRUST III

PIONEER SERIES TRUST IV

PIONEER SERIES TRUST V

PIONEER SERIES TRUST VI

PIONEER SERIES TRUST VII

PIONEER SERIES TRUST VIII

PIONEER SERIES TRUST X

PIONEER SERIES TRUST XI

PIONEER SERIES TRUST XII

PIONEER SHORT TERM INCOME FUND

PIONEER STRATEGIC INCOME FUND

(Name of Registrant(s) as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PIONEER FUNDS

60 State Street

Boston, Massachusetts 02109

March 20, 2017

Dear Shareholder:

A special shareholder meeting of your Pioneer Fund will be held at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110, on June 13, 2017, at 2:00 p.m. (Eastern time), to vote on the proposals listed in the enclosed joint proxy statement.

The purpose of the special meeting is to seek your approval of the following proposals:

For all Funds:

Approve a New Management Agreement with Pioneer Investment Management, Inc. Shareholders of all Pioneer Funds, including your Fund, are being asked to approve a new management agreement with Pioneer Investment Management, Inc. (the “Adviser”), your Fund’s investment adviser. The Adviser is currently an indirect wholly-owned subsidiary of each of UniCredit S.p.A. (“UniCredit”) and its wholly-owned subsidiary, Pioneer Global Asset Management S.p.A. (“PGAM”). UniCredit and PGAM have entered into a binding agreement to sell the Adviser, together with other asset management businesses they own, to Amundi. Upon the consummation of the transaction, the Adviser will become an indirect wholly-owned subsidiary of Amundi and Amundi’s wholly-owned subsidiary, Amundi USA, Inc. Your Fund’s current management agreement with the Adviser will terminate automatically upon the consummation of the transaction. You are being asked to approve a new management agreement to enable the Adviser to continue to manage your Fund. There will be no increase in management fees as a result of the new management agreement, and the transaction is not expected to have a material adverse impact on the services provided to your Fund.

For all open-end Pioneer Funds and Pioneer ILS Interval Fund:

Elect Trustees. If you are a shareholder of an open-end Pioneer Fund or Pioneer ILS Interval Fund, a closed-end interval fund, you are being asked to elect the Trustees of your Fund.

For Pioneer AMT-Free Municipal Fund, Pioneer Bond Fund, Pioneer Core Equity Fund, Pioneer Global High Yield Fund and Pioneer High Yield Fund only:

Convert Investment Objective(s) from Fundamental to Non-Fundamental. Shareholders of Funds that have investment objectives that cannot be changed without shareholder approval are being asked to approve the reclassification of those investment objectives as non-fundamental. These changes are intended to provide additional flexibility for the affected Funds.

For Pioneer Bond Fund only:

Change Pioneer Bond Fund’s Investment Objectives. Shareholders of Pioneer Bond Fund are being asked to approve changes to the Fund’s investment objectives. These changes are intended to, among other things, convey more concisely the Fund’s main investment goals.

The Trustees recommend that you vote “FOR” each of the proposals applicable to your Fund. However, before you vote, please read the full text of the joint proxy statement for an explanation of each of the proposals.

Your vote on these matters is important. Even if you plan to attend and vote in person at the meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or over the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card and returning it in the accompanying postage-paid return envelope. In order to ensure that shares will be voted in accordance with your instructions, please submit your proxy by June 13, 2017.

If you have any questions about the proposals to be voted on, please call the Funds at 1-866-905-2396.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones

President

IMPORTANT NEWS

FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Joint Proxy Statement, for your convenience, we have provided a brief overview of the matters to be voted on.

Questions and Answers

Q.	Why am I receiving the Joint Proxy Statement?

A.	As a shareholder of a Pioneer Fund on the Record Date (as defined below), you are being asked to approve a new management agreement between your Fund and its investment adviser, Pioneer Investment Management, Inc. (the “Adviser”). If you are a shareholder of an open-end Pioneer Fund or Pioneer ILS Interval Fund, a closed-end interval fund, you also are being asked to elect Trustees. In addition, if you are a shareholder of a Pioneer Fund that has an investment objective that cannot be changed without shareholder approval, you are being asked to approve the reclassification of that investment objective as non-fundamental. If you are a shareholder of Pioneer Bond Fund, you also are being asked to approve changes to the Fund’s investment objectives. The enclosed proxy card(s) indicate each Fund in which you hold shares and the proposals you are being asked to approve. The Record Date for each open-end Pioneer Fund and Pioneer ILS Interval Fund is March 15, 2017. The Record Date for each closed-end Fund other than Pioneer ILS Interval Fund is March 27, 2017.

Q.	Will my vote make a difference?

A.	Your vote is very important and can make a difference in the management and governance of your Fund, no matter how many shares you own. Your vote can help ensure that the proposals recommended by the Board can be implemented.

Q.	What am I being asked to vote “FOR” in the Joint Proxy Statement?

A.	You are being asked to vote “FOR” the following proposals that have been approved by the Board.

•	Proposal 1: Approve a New Management Agreement with Pioneer Investment Management, Inc. Shareholders of each Pioneer Fund are being asked to approve a new management agreement between their Fund and the Adviser. The Adviser is the principal U.S. asset management business of Pioneer Investments, a group of companies owned by Pioneer Global Asset Management S.p.A. (“PGAM”). PGAM is a wholly-owned subsidiary of UniCredit S.p.A. (“UniCredit”). UniCredit and PGAM have entered into a binding agreement to sell Pioneer Investments, including the Adviser, to Amundi. Upon the consummation of the transaction, the Adviser will become an indirect wholly-owned subsidiary of Amundi and Amundi’s wholly-owned subsidiary, Amundi USA, Inc.

Your Fund’s current management agreement will terminate automatically upon the consummation of the transaction. You are being asked to approve a new management agreement for your Fund to enable the Adviser to continue to manage your Fund after the consummation of the transaction. There will be no increase in management fees under the new management agreement, and the transaction is not expected to have a material adverse impact on the services provided to your Fund.

•	Proposal 2: Elect Trustees. If you are a shareholder of an open-end Pioneer Fund or Pioneer ILS Interval Fund, a closed-end interval fund, you also are being asked to elect Trustees. Each of the nominees, except two, currently serves as a Trustee for your Fund.

•	Proposal 3: Convert Investment Objective(s) from Fundamental to Non-Fundamental. Each of Pioneer AMT-Free Municipal Fund, Pioneer Bond Fund, Pioneer Core Equity Fund, Pioneer Global High Yield Fund and Pioneer High Yield Fund has an investment objective or objectives that cannot be changed without shareholder approval. If you are a shareholder of one or more of those Funds, you are being asked to approve the reclassification of the Fund’s investment objective as non-fundamental. These changes are intended to provide additional flexibility for the affected Funds.

•	Proposal 4. Change Pioneer Bond Fund’s Investment Objectives. Shareholders of Pioneer Bond Fund are being asked to approve changes to the Fund’s investment objectives. These changes are intended to, among other things, convey more concisely the Fund’s main investment goals.

Q.	Whom do I call if I have questions?

A.	If you need more information, or have any questions about voting, please call the Funds at 1-866-905-2396.

2

Q.	How do I vote my shares?

A.	You can provide voting instructions by telephone by calling the toll-free number on the enclosed proxy card(s) or by computer by going to the Internet address provided on the proxy card(s) and following the instructions, using your proxy card(s) as a guide. Alternatively, you can vote your shares by signing and dating the enclosed proxy card(s), and mailing it in the enclosed postage-paid envelope. You also may attend the meeting and vote in person. However, even if you intend to attend the meeting in person, we encourage you to provide voting instructions by one of the methods described above.

It is important that you vote promptly. In order to ensure that shares will be voted in accordance with your instructions, please submit your proxy by June 13, 2017.

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Page
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS	1
PART I	3
VOTE REQUIRED AND MANNER OF VOTING PROXIES	5
PROPOSAL 1 — TO APPROVE AN AMENDED AND RESTATED MANAGEMENT AGREEMENT WITH PIONEER INVESTMENT MANAGEMENT, INC. (To be voted on by shareholders of all Funds)	7
Introduction	7
The Transaction	7
Comparison of New Management Agreement with Current Management Agreement	8
Possible Interim Management Agreement	10
Board Evaluation of the New Management Agreement	10
Section 15(f) of the 1940 Act	20
Director and Principal Executive Officer of the Adviser	21
Other Service Providers	21
Additional Information	21
Required Vote	21
PROPOSAL 2 — TO ELECT TRUSTEES (To be voted on by shareholders of open-end Pioneer Funds and Pioneer ILS Interval Fund)	22
Reasons for Proposal to Elect Trustees	22
Nominees	22
Compensation of the Trustees	25
Equity Securities Owned by the Nominees	25
Other Information	26
Other Executive Officers	29
Required Vote	30
PROPOSAL 3 — TO CONVERT INVESTMENT OBJECTIVE(S) FROM FUNDAMENTAL TO NON-FUNDAMENTAL (To be voted on by shareholders of Pioneer AMT-Free Municipal Fund, Pioneer Bond Fund, Pioneer Core Equity Fund, Pioneer Global High Yield Fund and Pioneer High Yield Fund)	31
PROPOSAL 4 — TO CHANGE PIONEER BOND FUND’S INVESTMENT OBJECTIVES (To be voted on by shareholders of Pioneer Bond Fund)	32
GENERAL	33
PART II — ADDITIONAL INFORMATION	34
SECTION 1 FUNDS’ FISCAL YEAR ENDS AND ASSETS UNDER MANAGEMENT	35
SECTION 2 COMPENSATION OF TRUSTEES	36
SECTION 3 EQUITY SECURITIES OWNED BY NOMINEES	38
SECTION 4 INFORMATION REGARDING CURRENT MANAGEMENT AGREEMENTS (DATES, APPROVALS, FEES)	40
SECTION 5 AMOUNTS PAID TO THE ADVISER AND AFFILIATES	46
SECTION 6 OTHER FUNDS ADVISED BY THE ADVISER	48
SECTION 7 5% SHARE OWNERSHIP AND NUMBER OF SHARES OUTSTANDING	49
SECTION 8 SUBMISSION OF SHAREHOLDER PROPOSALS	84
SECTION 9 SHAREHOLDER COMMUNICATIONS	85
SECTION 10 EXPENSES OF PROXY	86
SECTION 11 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	87
SECTION 12 AUDIT FEES, AUDIT RELATED FEES, TAX FEES AND ALL OTHER FEES TO INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS	90
SECTION 13 FORM OF NEW MANAGEMENT AGREEMENT - OPEN-END FUNDS	94
SECTION 14 FORM OF NEW MANAGEMENT AGREEMENT - CLOSED-END FUNDS	100
SECTION 15 FORM OF NEW MANAGEMENT AGREEMENT - PIONEER ILS INTERVAL FUND	105

i

PIONEER FUNDS

60 State Street

Boston, Massachusetts 02109

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held June 13, 2017

A joint special meeting of the shareholders of the Pioneer Funds (each, a “Fund”) identified below (the “Meeting”) will be held at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110, at 2:00 p.m. (Eastern time) on June 13, 2017, to consider and vote on the following proposals, as more fully described in the accompanying Joint Proxy Statement:

PROPOSAL 1.	To approve a New Management Agreement with Pioneer Investment Management, Inc. (To be voted on by shareholders of all Funds).

PROPOSAL 2.	To elect Trustees (To be voted on by shareholders of open-end Pioneer Funds and Pioneer ILS Interval Fund).

PROPOSAL 3.	To convert investment objective(s) from fundamental to non-fundamental (To be voted on by shareholders of Pioneer AMT-Free Municipal Fund, Pioneer Bond Fund, Pioneer Core Equity Fund, Pioneer Global High Yield Fund and Pioneer High Yield Fund).

PROPOSAL 4.	To change Pioneer Bond Fund’s investment objectives (To be voted on by shareholders of Pioneer Bond Fund).

PROPOSAL 5.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Your Board recommends that you vote “FOR” all proposals upon which you are being asked to vote. Shareholders of record at the close of business on the Record Date (as defined below) are entitled to vote at the Meetings and at any adjournments or postponements thereof. The Record Date for each open-end Pioneer Fund and Pioneer ILS Interval Fund is March 15, 2017. The Record Date for each closed-end Fund other than Pioneer ILS Interval Fund is March 27, 2017.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON June 13, 2017: The proxy statement and your form of proxy card are available at https://www.proxy-direct.com/pio-28629.

If you own shares in more than one Fund as of the Record Date (as defined below), you may receive more than one proxy card. Please be certain to sign, date and return each proxy card you receive.

By order of the Boards of Trustees

/s/ Christopher J. Kelley

Christopher J. Kelley

Secretary

March 20, 2017

Pioneer Funds Holding Special Meetings of Shareholders on June 13, 2017

Note: Each Fund is organized as a Delaware statutory trust, or as a series of such a trust, as indicated in the table below

Trust	Funds Within the Trust(1)
Pioneer Open-End Funds
Pioneer Asset Allocation Trust	Pioneer Solutions - Balanced Fund Pioneer Solutions - Conservative Fund Pioneer Solutions - Growth Fund
Pioneer Bond Fund
Pioneer Emerging Markets Fund
Pioneer Equity Income Fund
Pioneer Fund
Pioneer High Yield Fund
Pioneer Mid Cap Value Fund
Pioneer Money Market Trust	Pioneer U.S. Government Money Market Fund
Pioneer Real Estate Shares
Pioneer Series Trust II	Pioneer AMT-Free Municipal Fund Pioneer Select Mid Cap Growth Fund
Pioneer Series Trust III	Pioneer Disciplined Value Fund
Pioneer Series Trust IV	Pioneer Classic Balanced Fund Pioneer Multi-Asset Income Fund
Pioneer Series Trust V	Pioneer Global Equity Fund Pioneer High Income Municipal Fund Pioneer U.S. Corporate High Yield Fund
Pioneer Series Trust VI	Pioneer Floating Rate Fund Pioneer Flexible Opportunities Fund
Pioneer Series Trust VII	Pioneer Global High Yield Fund Pioneer Global Multisector Income Fund
Pioneer Series Trust VIII	Pioneer International Equity Fund
Pioneer Series Trust X	Pioneer Dynamic Credit Fund Pioneer Fundamental Growth Fund Pioneer Multi-Asset Ultrashort Income Fund
Pioneer Series Trust XI	Pioneer Core Equity Fund
Pioneer Series Trust XII	Pioneer Disciplined Growth Fund
Pioneer Short Term Income Fund
Pioneer Strategic Income Fund

Pioneer Closed-End Interval Fund:
Pioneer ILS Interval Fund

Pioneer Closed-End Funds:
Pioneer Diversified High Income Trust
Pioneer Floating Rate Trust
Pioneer High Income Trust
Pioneer Municipal High Income Advantage Trust
Pioneer Municipal High Income Trust

(1)	Certain Trusts do not contain multiple series or Funds, as indicated by the absence of an entry in this column.

PIONEER FUNDS

60 State Street

Boston, Massachusetts 02109

JOINT PROXY STATEMENT

PART I

This Joint Proxy Statement is furnished in connection with the solicitation by the Boards of Trustees (each, a “Board” and each Board member, a “Trustee”) of each of the Pioneer Funds listed in the accompanying Notice of Special Meeting of Shareholders (each, a “Fund”) of proxies to be voted at a joint special meeting of shareholders of each such Fund to be held at 2:00 p.m. (Eastern time) on June 13, 2017, at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110 (the “Meeting”), and at any and all adjournments or postponements thereof. The Meeting will be held for the purposes set forth in the accompanying Notice.

The Board of each Fund has determined that the use of this Joint Proxy Statement for the Meeting is in the best interests of the Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders of each of the Funds. There are two parts to this Joint Proxy Statement. Part I sets forth and discusses the proposals being submitted for shareholder approval. Part II provides important additional information that should be reviewed in considering the proposals set forth in Part I. Shareholders should review both Part I and Part II before voting on the proposals. This Joint Proxy Statement and the accompanying materials are being mailed by the Boards to shareholders of open-end Pioneer Funds and Pioneer ILS Interval Fund beginning on or about March 20, 2017, and to shareholders of closed-end Funds other than Pioneer ILS Interval Fund beginning on or about March 28, 2017.

Each Fund is organized as a Delaware statutory trust or series thereof (each, a “Trust,” and collectively, the “Trusts”). The Trusts are registered management investment companies. A list of each Trust and the series of each Trust (if any) accompanies the Notice of Meeting.

Shareholders of record at the close of business on the Record Date (as defined below) are entitled to vote at the Meeting and may cast one vote for each share held. The Record Date for each open-end Pioneer Fund and Pioneer ILS Interval Fund is March 15, 2017. The Record Date for each closed-end Fund other than Pioneer ILS Interval Fund is March 27, 2017. Each Fund of which you are a shareholder is named on the proxy card(s) included with this Joint Proxy Statement. If you own shares in more than one Fund as of the Record Date, you may receive more than one proxy card. Even if you plan to attend the Meeting, please sign, date and return EACH proxy card you receive, or if you provide voting instructions by telephone or over the Internet, please vote on the proposals affecting EACH Fund you own. If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s). This code is designed to confirm your identity, provide access into the voting sites and confirm that your instructions are properly recorded.

All properly executed proxies received prior to the Meeting will be voted at the Meeting. On the matters coming before the Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly.

If a proxy is properly executed and returned and no choice is specified with respect to one or more proposals, the shares will be voted “FOR” each such proposal. Shareholders who execute proxies or provide voting instructions by telephone or the Internet may revoke them with respect to any or all proposals at any time before a vote is taken on a proposal by filing with the applicable Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the address above), by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

Photographic identification will be required for admission to the Meeting.

Annual reports are sent to shareholders of record of each Fund following the Fund’s fiscal year end. Each Fund’s fiscal year end is set forth in Part II, Section 1, of this Joint Proxy Statement. Each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the Fund at 60 State Street, Boston, Massachusetts 02109 or by calling toll free at 1-800-225-6292. Copies of annual and semi-annual reports of each Fund are also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

Please note that only one annual or semi-annual report or Joint Proxy Statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or the Joint Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

The following table summarizes each proposal to be presented at the Meeting, and shareholders of which Funds are being asked to vote on each proposal. The enclosed proxy card(s) indicate the Fund(s) in which you hold shares and the proposals you are being asked to vote on.

Summary of Proposals

	Proposal	Affected Funds
1.	Approval of New Management Agreement	All Funds
2.	Election of Trustees	All Funds except: *Pioneer Diversified High Income Trust *Pioneer Floating Rate Trust *Pioneer High Income Trust *Pioneer Municipal High Income Advantage Trust *Pioneer Municipal High Income Trust
3.	To Convert Investment Objective(s) from Fundamental to Non-Fundamental	Pioneer AMT-Free Municipal Fund Pioneer Bond Fund Pioneer Core Equity Fund Pioneer Global High Yield Fund Pioneer High Yield Fund
4.	To Change Pioneer Bond Fund’s Investment Objectives	Pioneer Bond Fund

VOTE REQUIRED AND MANNER OF VOTING PROXIES

A quorum of shareholders is required to take action at each Meeting.

For any Fund, including any open-end Fund that is organized as a series of a Trust, a quorum of the shareholders for the particular Fund is required in order to take any action for that Fund with respect to Proposal 1, Proposal 3 and Proposal 4, whether or not there is a quorum of the shareholders for the Trust as a whole, and a quorum of the shareholders of the Trust as a whole is required in order to take any action at the Meeting with respect to Proposal 2. The quorum requirement for each open-end Fund and for Pioneer ILS Interval Fund is 30% of the outstanding shares of the Fund entitled to vote, present in person or represented by proxy. The quorum requirement for each closed-end Fund is one-third (1/3) of the outstanding Common and Preferred Shares, if any, entitled to vote, present in person or represented by proxy. The quorum requirement for each Trust consisting of open-end Funds is 30% of the outstanding shares of the Trust entitled to vote, present in person or represented by proxy. With respect to each Proposal, each whole share shall be entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election, who are employees of the proxy solicitor engaged by Pioneer Investment Management, Inc., on behalf of the Funds, will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” as present for purposes of determining a quorum. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution), and if you return a signed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” Proposal 1, Proposal 3 and Proposal 4, and “FOR” the nominees in Proposal 2.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Meeting. A broker-dealer that is a member of the New York Stock Exchange and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer’s or client’s shares with respect to non-routine proposals, including Proposal 1, Proposal 3 and Proposal 4, but it may vote such customer’s or client’s shares with respect to Proposal 2.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a Proposal may be deemed to authorize a service provider to vote such shares in favor of the applicable Proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers.

In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent and you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

The votes required for each proposal are as follows:

Proposal 1:

•	Requires a “1940 Act Majority Vote” of the outstanding voting securities of the applicable Fund, voting together as a single class.

•

A “1940 Act Majority Vote” of the outstanding voting securities of a Fund means the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund.

Proposal 2:

•	Nominees must be elected by a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists.

•	For a Trust that is made up of more than one open-end Fund, the shareholders of all Funds of that Trust will vote together as a single class and the shares of each Fund will be counted together in determining the results of the voting for Proposal 2.

Proposal 3:

•	Requires a “1940 Act Majority Vote” of the outstanding voting securities of the applicable Fund, voting together as a single class.

•	A “1940 Act Majority Vote” of the outstanding voting securities of a Fund means the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund.

Proposal 4:

•	Requires a “1940 Act Majority Vote” of the outstanding voting securities of Pioneer Bond Fund, voting together as a single class.

•	A “1940 Act Majority Vote” of the outstanding voting securities of the Fund means the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund.

Approval of each Proposal will occur only if a sufficient number of votes at the Meeting are cast “FOR” that proposal.

Abstentions and broker non-votes are not considered “votes cast” and, therefore, do not constitute a vote “FOR” Proposals. Any abstentions or broker non-votes would effectively be treated as votes “AGAINST” Proposal 1, Proposal 3 and Proposal 4 (except that, as described below under “Adjournments and Postponements,” they may under certain circumstances be voted for adjournment). Abstentions and broker non-votes will have no effect on the results of the voting on Proposal 2.

Adjournments and Postponements

If, by the time scheduled for the Meeting, a quorum of shareholders for a proposal is not present in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting with respect to such proposal to a later date and the Meeting may be held as adjourned without further notice. In the event that a quorum is present but sufficient votes in favor of a proposal have not been received, the officer presiding at the Meeting may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to such proposal and the Meeting may be held as adjourned without further notice. Any such adjournment will require the affirmative vote of a majority of the votes cast in person or by proxy on the motion for adjournment at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal, or that abstained, in favor of such an adjournment. They will vote those proxies required to be voted against any such proposal against any such adjournment. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the Meeting that are represented by broker-non votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. A shareholder vote may be taken on one or more of the proposals in the proxy statement prior to such adjournment if sufficient votes for its approval have been received. Such vote will be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

The Meeting for any Fund or Trust may be postponed prior to the Meeting. If the Meeting is postponed, the Fund or Trust will give notice of the postponement to shareholders.

PROPOSAL 1 — TO APPROVE A NEW MANAGEMENT AGREEMENT WITH PIONEER INVESTMENT MANAGEMENT, INC. (To be voted on by shareholders of all Funds)

Introduction

You are being asked to approve a new management agreement (the “New Management Agreement”) between your Fund and its investment adviser, Pioneer Investment Management, Inc. (the “Adviser”). Under your Fund’s current management agreement with the Adviser (the “Current Management Agreement”), the Adviser regularly provides the Fund with investment research, advice and supervision, and furnishes continuously an investment program for the Fund.

The Adviser is part of the U.S. asset management business of Pioneer Investments, a group of companies owned by Pioneer Global Asset Management S.p.A. (“PGAM”). PGAM is a wholly-owned subsidiary of UniCredit S.p.A. (“UniCredit”). UniCredit and PGAM have entered into a binding agreement to sell Pioneer Investments, including the Adviser, to Amundi. (the “Transaction”). The closing of the Transaction is expected to happen in 2017.

The Transaction will result in a change of control of the Adviser and therefore will constitute an “assignment” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of your Fund’s Current Management Agreement. As required by the 1940 Act, the Current Management Agreement provides for its automatic termination in the event of an assignment. Accordingly, the Current Management Agreement will terminate upon the consummation of the Transaction. You are being asked to approve the New Management Agreement to enable the Adviser to continue to manage your Fund after the Transaction is consummated. If shareholders approve the New Management Agreement prior to the consummation of the Transaction, it will be effective upon the consummation of the Transaction. In the event that the Transaction is not consummated, the Adviser will continue to serve as investment adviser of your Fund pursuant to the terms of the Current Management Agreement.

There will be no increase in management fees as a result of the New Management Agreement for your Fund. The Transaction is not expected to have a material adverse impact on the nature, extent, or quality of the services provided by the Adviser to your Fund, although there can be no assurances that the Adviser will not be affected by the Transaction.

The date of the Current Management Agreement for your Fund, the date on which the agreement was approved by your Fund’s shareholders and the contractual investment advisory fees payable to the Adviser as investment adviser to your Fund are set forth in Part II, Section 4, of this Joint Proxy Statement. Aggregate advisory fees paid to the Adviser by your Fund during the last fiscal year are set forth in Part II, Section 5, of this Joint Proxy Statement. The continuation of the Current Management Agreement was last approved by the Board on September 13, 2016.

The Transaction

Your Fund’s Adviser is part of the U.S. asset management business of Pioneer Investments. Pioneer Investments is a group of asset management companies located throughout the world that are owned by PGAM, a wholly-owned subsidiary of UniCredit. In the Transaction, UniCredit and PGAM will sell the Adviser and certain of the other companies in Pioneer Investments to Amundi, one of the world’s largest asset managers. Upon the completion of the Transaction, the Adviser will become an indirect wholly-owned subsidiary of Amundi and Amundi’s wholly-owned subsidiary, Amundi USA, Inc. Accordingly, consummation of the Transaction will result in a change of control of the Adviser.

Impact on the Adviser and Your Fund

The Transaction is not expected to have a material adverse impact on the nature, extent, or quality of the services provided by the Adviser to your Fund, although there can be no assurances that the Adviser will not be affected by the Transaction.

In particular, the Transaction is not expected to result in any material changes in the manner in which the Adviser provides investment management services to your Fund or the personnel providing services to your Fund. The Adviser will remain based in Boston, Massachusetts. The Adviser will continue to be able to draw upon the global research, investment management and other expertise and resources of Pioneer Investments’ non-U.S. asset management businesses located throughout the rest of the world following the consummation of the Transaction, and also will be able to draw upon the expertise and resources of Amundi, which is one of the world’s largest asset managers. No major changes to the Adviser’s executive management, investment management, risk management, administrative, marketing, sales, compliance, legal and other personnel are anticipated as a direct result of the Transaction. Similarly, no changes to your Fund’s portfolio managers are anticipated as a direct result of the Transaction.

Information Concerning the Parties to the Transaction

The Adviser. The Adviser is located at 60 State Street, Boston, Massachusetts 02109. The Adviser is a wholly-owned subsidiary of PGAM. As of December 31, 2016, assets under management of the Adviser were approximately $68 billion. The Adviser’s U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds. As of December 31, 2016, assets under management of Pioneer Investments’ U.S. and non-U.S. businesses were approximately $241 billion.

UniCredit and PGAM. The headquarters for UniCredit and PGAM are located at Piazza Gae Aulenti, Milan, Italy. UniCredit is one of the largest banking groups in Italy. PGAM is a wholly-owned subsidiary of UniCredit.

Amundi. Amundi’s headquarters are located at 91 Boulevard Pasteur, Paris, France. Amundi is one of the world’s largest asset managers. Amundi is controlled by Credit Agricole S.A., a French credit institution. Credit Agricole S.A. currently holds 74.16% of Amundi’s share capital, which will be decreased to 70% after completion of the rights offering to be launched by Amundi to finance a portion of the price of the Transaction. The remaining shares of Amundi are held by institutional and retail investors. As of December 31, 2016, Amundi had more than $1.1 trillion in assets under management worldwide.

Comparison of New Management Agreement with Current Management Agreement

The terms of the New Management Agreement are substantially similar to the terms of the Current Management Agreement, except for the dates of execution, effectiveness and termination. The stated management fees to be paid by your Fund are identical under the applicable Current Management Agreement and the New Management Agreement. The material terms of the New Management Agreement are discussed below. You should refer to the copy of the form of New Management Agreement in Part II, Section 13 (for open-end Funds), Part II, Section 14 (for closed-end Funds) or Part II, Section 15 (for Pioneer ILS Interval Fund) of this Joint Proxy Statement for the complete terms of the New Management Agreement.

Investment Management Services. Each of the Current Management Agreement and the New Management Agreement provides that, subject to the supervision of the Fund’s Board, the Adviser regularly provides the Fund with investment research, advice, management and supervision, and furnishes a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions. The Adviser determines from time to time what securities and other investments will be purchased, retained or sold by the Fund and implements those decisions, all subject to the provisions of the Fund’s governing documents, the 1940 Act and any specific policies adopted by the Fund’s Board and disclosed to the Adviser.

Under each of the Current Management Agreement and the New Management Agreement, the Adviser is authorized to place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. Except as described in the Agreements, the Adviser will seek the best execution available in the selection of brokers and dealers and the placing of orders for the Fund. In assessing the best execution available for any transaction, the Adviser may consider factors it deems relevant, including the size and type of transaction, the nature and character of the markets for the security to be purchased or sold, the execution capabilities and financial condition of the broker or dealer, and the reasonableness of the commission or dealer spread, if any (whether for a specific transaction or on a continuing basis). Subject to applicable law, the Adviser may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission or spread another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by that broker or dealer. This determination may be viewed either in terms of that particular transaction or the overall responsibilities that the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion.

Each of the Current Management Agreement and the New Management Agreement provides that the Adviser will provide advice and recommendations with respect to other aspects of the business and affairs of the Fund, and exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Fund’s portfolio securities, subject to such direction as the Board may provide, and will perform such other functions of investment management and supervision as may be directed by the Board.

Each of the Current Management Agreement and the New Management Agreement provides that the Adviser shall not be deemed to have assumed or have responsibility for any functions specifically assumed by any administrator, transfer agent, Fund accounting agent, custodian, shareholder servicing agent or other agent employed by the Trust or the Fund to perform such functions.

Fees. As noted above, the stated management fees to be paid by your Fund and the method of calculation are identical under the applicable Current Management Agreement and the New Management Agreement. The management fee schedule payable by your Fund under both the Current Management Agreement and the New Management Agreement is set forth in Part II, Section 4, of this Joint Proxy Statement.

For the open-end Funds and Pioneer ILS Interval Fund, each of the Current Management Agreement and the New Management Agreement provides that the fee paid by the Fund is to be paid based on the Fund’s average daily net assets. Each of the Current Management Agreement and the New Management Agreement for the open-end Funds states that, for purposes of the Agreement, the Fund’s “net assets” equal the value of the Fund’s securities plus any other assets minus its accrued operating expenses and other liabilities.

For the closed-end Funds, each of the Current Management Agreement and the New Management Agreement provides that the fee paid by the Fund is to be paid based on the Fund’s managed assets. Each of the Current Management Agreement and the New Management Agreement for the closed-end Funds states that, for purposes of the Agreement, “managed assets” means (a) the total assets of the Fund, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means. Each of the Current Management Agreement and the New Management Agreement for the closed-end Funds states that the liquidation preference on any preferred shares is not a liability.

Payment of Expenses. Each of the Current Management Agreement and the New Management Agreement requires the Adviser to furnish all necessary services, facilities and personnel in connection with the performance of its services under the Agreement, and states that, except as specifically indicated therein, the Adviser is not responsible for any of the Fund’s ordinary or extraordinary expenses. Each of the Current Management Agreement and the New Management Agreement states that the Adviser will pay or reimburse the Fund for compensation paid to the Trustees who are affiliated persons of the Adviser and officers of the Fund as such, except as the Board may decide. Each of the Current Management Agreement and the New Management Agreement acknowledges that the Adviser may provide other services, such as administrative services, to the Fund pursuant to separate contracts approved by the Board and receive compensation for such services as specified in the contracts.

Investment Subadvisers. Each of the Current Management Agreement and the New Management Agreement authorizes the Adviser or the Fund to enter into contracts with investment subadvisers (including affiliates of the Adviser). The Adviser is not accountable to the Fund or shareholders for any loss or liability relating to specific investments selected by the subadviser. If the Adviser contracts with a subadviser, as permitted under each Management Agreement, the Adviser would pay the subadvisory fees, unless the Board agrees otherwise.

Potential Conflicts of Interest. Each of the Current Management Agreement and the New Management Agreement specifically provides that any of the personnel of the Adviser, even if serving the Fund as a Trustee, officer or employee, may engage in any other business or devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. The Adviser may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association.

Each of the Current Management Agreement and the New Management Agreement also provides that if the purchase or sale of securities consistent with the investment policies of the Fund and one or more other accounts of the Adviser is considered at or about the same time, transactions in such securities must be allocated among the accounts in a manner deemed equitable by the Adviser. Such transactions may be combined, in accordance with applicable laws and regulations, consistent with the Adviser’s policies and procedures as presented to the Fund’s Board from time to time.

Limitation on Liability. Each of the Current Management Agreement and the New Management Agreement states that the Adviser assumes no responsibility other than to render the services called for by the agreement, in good faith, and that the Adviser will not be liable for any loss or other liability arising out of any investment or for any act or omission in the execution of securities or other transactions for the Fund. This limitation of liability applies to affiliates, partners, shareholders, directors, officers and employees of the Adviser and its affiliates who may perform services for the Fund contemplated by the Management Agreement. Neither of the Adviser nor any other such person is protected, however, from liability by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Management Agreement.

Term and Continuance. The Current Management Agreement has been in effect for an initial term and for successive one-year periods subject to such continuance being approved annually in the manner required by the 1940 Act. If approved by shareholders prior to the consummation of the Transaction, the Fund’s New Management Agreement will go into effect upon the consummation of the Transaction for an initial two-year period. Thereafter, if not terminated, the New Management Agreement will continue in effect from year to year if such continuance is specifically approved at least annually (a) by the Board, or (b) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Trustees who are not interested persons of a party to the New Management Agreement.

Termination. Each of the Current Management Agreement and the New Management Agreement may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, upon not more than sixty (60) days’ and not less than thirty (30) days’ written notice to the Adviser, or by the Adviser upon not less than sixty (60) days’ written notice to the Fund. Each Management Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

Possible Interim Management Agreement

If the shareholders of your Fund do not approve the New Management Agreement and the Transaction is completed, an interim investment management agreement between the Adviser and your Fund (the “Interim Management Agreement”) will take effect upon the closing of the Transaction. The terms of the Interim Management Agreement are substantially identical to those of the Current Management Agreement, except for the term and escrow provisions described below. The Interim Management Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of your Fund approve the New Management Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by the Adviser under the Interim Management Agreement will be held in an interest-bearing escrow account. If shareholders of your Fund approve the New Management Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Management Agreement will be paid to the Adviser. If shareholders of your Fund do not approve the New Management Agreement prior to the end of the 150-day period, the Trustees of your Fund will consider what further action to take consistent with their fiduciary duties to the Fund, and the Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Management Agreement or the total amount of the escrow account, plus interest earned. Thereafter, the Trustees of your Fund would either negotiate a new investment advisory agreement with an advisory organization selected by the Trustees or make other appropriate arrangements.

Board Evaluation of the New Management Agreement

The Board evaluated the Transaction and the New Management Agreement and Interim Management Agreement for each of the Funds. In connection with their evaluation of the Transaction and the New Management Agreement for each Fund, the Trustees requested such information as they deemed reasonably necessary, including: (a) the structure of the Transaction and the strategy underlying the Transaction; (b) the anticipated benefits of the Transaction to the Fund and its shareholders; (c) the post-Transaction plans for the Adviser, including Amundi’s plans for integration of Pioneer Investments and the Adviser with its existing asset management businesses and plans for the future development of the Adviser; (d) the effect of the Transaction on the ongoing services provided to the Fund, including the need to select a new independent registered public accounting firm for the Fund, and any plans to modify the operations of the Fund; (e) the stability and continuity of the Adviser’s management and key employees, including compensation and benefits to the Adviser’s key employees, and retention plans and incentive plan structure; (f) the post-Transaction indebtedness and financial resources of the Adviser; (g) Amundi’s legal and operational structure, its principal shareholders and senior management, its investment management, risk management, administrative, legal and compliance functions; (h) certain regulatory matters relating to Amundi’s affiliates; and (i) Amundi’s commitment to the United States, including the role of the Adviser in the larger Amundi business.

The Trustees also requested and obtained the following information in connection with their evaluation of the Transaction and the New Management Agreement for each Fund: (i) memoranda provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the New Management Agreement; (ii) the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund; (iii) the Fund’s management fees and total expense ratios, the financial statements of the Adviser and its pre- and post-Transaction parent companies, profitability analyses from the Adviser, and analyses from the Adviser as to possible economies of scale; (iv) the profitability of the institutional business of the Adviser and the Adviser’s affiliate, Pioneer Institutional Asset Management, Inc. (“PIAM”) as compared to that of the Adviser’s fund management business; and (v) the differences between the fees and expenses of the Fund and the fees and expenses of the Adviser’s and PIAM’s institutional accounts, as well as the different services provided by Adviser to the Fund and by the Adviser and PIAM to the institutional accounts. In addition, the Trustees considered the information provided at regularly scheduled meetings throughout the year regarding the Fund’s performance and risk attributes, including through meetings with investment management personnel, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings. The Trustees also considered information they had received in their review of the continuance of the Current Management Agreement for each Fund in September 2016.

At meetings held on January 9, 2017 and January 10, 2017, the Trustees met with representatives of Amundi and PGAM, including separate meetings of the Trustees who are not “interested persons” of the Fund Complex (“Independent Trustees”) and counsel with representatives of Amundi and PGAM, and subsequently with representatives of Amundi. In those meetings, they received an extensive presentation from the representatives of Amundi, including the chief executive officer of Amundi, describing Amundi’s background and history, its global asset management activities, the growth of its business, and its status as the largest asset management firm in Europe and one of the largest globally; its capital structure and financial resources, including information as to the financing of the Transaction; its principal investors, including its majority investor Credit Agricole S.A., and Credit Agricole’s long-term commitment to the asset management business; the philosophy and strategy underlying the Transaction and the complementarity of Amundi’s and Pioneer Investments’ respective asset management businesses; Amundi’s various operating and investment committees and how they would likely interact with the Adviser; the proposed integration process, including the progress to date and the establishment of various integration work streams; Amundi’s plans for management of the Adviser; Amundi’s philosophy as to compensation of key employees and its general intentions with respect to incentive plans for key employees of the Adviser; Amundi’s preliminary plans to achieve cost and other synergies; and opportunities to further develop the business of the Adviser and PIAM, including in the area of institutional asset management, and how that would benefit shareholders of the Pioneer Funds.

In those meetings, the representatives of Amundi confirmed their intention that the Chief Executive Officer and Chief Investment Officer of the Adviser would remain in their current positions, and confirmed that they do not currently foresee major changes in the day-to-day investment management operations of the Adviser with respect to the Funds as a direct result of the Transaction. They discussed incentive arrangements for key personnel that would continue after the closing of the Transaction and their plans to establish a new long-term incentive plan following the closing. They also generally discussed ways in which the Adviser could potentially draw on the expanded global resources of Amundi post-Transaction. At those meetings, the Independent Trustees identified certain areas to which they requested further information, including as to trading and execution of securities transactions, research and portfolio management and potential changes in investment process, particularly where asset classes managed by the Adviser would overlap with asset classes managed by Amundi, the continued availability of resources currently at Pioneer Investments or elsewhere within Amundi to assist in management of certain Funds, and any anticipated significant changes in operations. The Independent Trustees considered the uncertainty as to whether the Fund’s independent registered public accounting firm could continue to act in that capacity after the closing of the Transaction. The Independent Trustees also met with counsel to review the information they had received to date and to discuss next steps.

Subsequently, the Trustees received further information from Amundi, including written responses to questions raised by the Independent Trustees, and received from the Adviser the information requested of it. The Independent Trustees reviewed the information provided with counsel at telephonic meetings held on February 16, 2017 and February 27, 2017. The Trustees held a special in-person Board meeting on March 6-7, 2017 for further consideration of the New Management Agreements, the Interim Management Agreements and the Transaction. The Trustees met again with senior executives of Amundi at the March 6-7, 2017 meeting.

At the March 6-7, 2017 meeting, based on their evaluation of the information provided by the Adviser and Amundi, the Trustees including the Independent Trustees voting separately, approved the New Management Agreement and the Interim Management Agreement for your Fund. In considering the New Management Agreement for your Fund, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in their determinations. The Trustees considered the same factors with respect to the Interim Management Agreement for your Fund.

Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of the services that had been provided by the Adviser to the Fund and that are expected to be provided by the Adviser to the Fund following the consummation of the Transaction. The Trustees reviewed the terms of the New Management Agreement, and noted that such terms are substantially similar to the terms of the Current Management Agreement, except for different execution dates, effective dates and termination dates, and certain additional provisions as described in this Proxy Statement. The Trustees reviewed the Adviser’s investment approach for the Fund and its research process. The Trustees considered the resources of the Adviser and the personnel of the Adviser who provide investment management services to the Fund. They also reviewed the amount of non-investment resources and personnel of the Adviser that are involved in the Adviser’s services to the Fund, including the Adviser’s compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by the Adviser’s senior management to the Pioneer Fund complex.

The Trustees considered that the Adviser supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations and that the Adviser would continue to provide those investment management and research services and resources to the Fund following the consummation of the Transaction. The Trustees also considered that, as administrator, the Adviser would continue to be responsible for the administration of the Fund’s business and other affairs. The Trustees considered the fees to be paid to the Adviser for the provision of administration services.

The Trustees considered that Deloitte & Touche LLP has informed the Board that it will no longer be independent with respect to the Fund upon the completion of the Transaction and, accordingly, that it will be necessary for the Board to engage a new independent registered public accounting firm for the Fund.

The Trustees considered that the Transaction is not expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Fund and its shareholders, including investment management, risk management, administrative, compliance, legal and other services, as a result of the Transaction.

In that regard, the Trustees considered that Amundi is one of the largest asset managers globally, and that the Adviser may have access to additional research and portfolio management capabilities as a result of the Transaction and that the Adviser, as part of Amundi, is expected to have an enhanced global presence that may contribute to an increase in the overall scale and resources of the Adviser. Furthermore, in considering whether the Transaction would be expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Fund and its shareholders, the Trustees considered the statements by representatives of Amundi that they expect the Chief Executive Officer and Chief Investment Officer of the Adviser to remain in their current positions and that they do not currently foresee major changes in the day-to-day investment management operations of the Adviser as a direct result of the Transaction, or the risk management, legal or compliance services provided by the Adviser, with respect to the Fund. They further considered the current incentive arrangements for key personnel of the Adviser that would continue after the closing of the Transaction. They also noted Amundi’s stated intention to establish a new long-term incentive plan following the closing.

The Trustees also took into account their experience in evaluating the proposed combination of Pioneer Investments and Santander Asset Management, which was announced in September, 2014 and abandoned in July, 2016. In light of, among other things, this experience, the Trustees determined that they were not able to identify any realistic alternatives to approving the New Management Agreement that would provide the level of services to the Fund and its shareholders that are expected to be provided by the Adviser after the closing of the Transaction.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that the Adviser would continue to provide to the Fund under the New Management Agreement would be satisfactory and consistent with the terms of the New Management Agreement.

Performance of the Fund. In considering the Fund’s performance, the Trustees regularly reviewed and discussed throughout the year data prepared by the Adviser and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and the performance of the Fund’s benchmark index. They also discussed the Fund’s performance with the Adviser on a regular basis.

For the following Funds, the Trustees discussed the Fund’s performance with the Adviser on a more frequent basis in light of the Fund’s unfavorable performance compared to its benchmark index and peers over certain periods. For Pioneer Core Equity Fund, the Trustees noted the Adviser’s explanation for the Fund’s relative performance and the steps taken by the Adviser to address the Fund’s performance, including enhancing the investment process used for the Fund. It also was noted that Craig Sterling, a Senior Vice President and Head of Equity Research, U.S., became a portfolio manager of the

Fund in May, 2015. For Pioneer Disciplined Value Fund, the Trustees noted the Adviser’s explanation for the Fund’s relative performance and the steps taken by the Adviser to address the Fund’s performance, including enhancing the investment process used for the Fund. It also was noted that Craig Sterling, a Senior Vice President and Head of Equity Research, U.S., became a portfolio manager of the Fund in May, 2015. For Pioneer Emerging Markets Fund, the Trustees noted the Adviser’s explanation for the Fund’s relative performance and the steps taken by the Adviser to address the Fund’s performance, including increasing the diversification of the Fund’s portfolio, investing in larger capitalization companies and reducing the Fund’s tracking error relative to its benchmark. It also was noted that the Fund’s recent performance was improved relative to its peer group. For Pioneer Flexible Opportunities Fund, the Trustees noted the Adviser’s explanation for the Fund’s relative performance and the steps taken by the Adviser to address the Fund’s performance. For Pioneer Global High Yield Fund, the Trustees noted the Adviser’s explanation for the Fund’s relative performance, including the extent to which its peer group of funds are invested in U.S. high yield securities. The Trustees also noted the steps taken by the Adviser to address the Fund’s performance, including enhancing the investment process used for the Fund. For Pioneer High Income Trust, the Trustees noted the Adviser’s explanation for the Fund’s relative performance and the steps taken by the Adviser to address the Fund’s performance. It was noted that the Trust’s recent performance was improved relative to its peer group and benchmark index.

The Trustees’ regular reviews and discussions, including, if applicable, the steps taken by the Adviser to address the Fund’s performance, were factored into the Trustees’ deliberations concerning the approval of the New Management Agreement.

Management Fee and Expenses. The Trustees noted that the stated management fees to be paid by your Fund are identical under the Current Management Agreement and the New Management Agreement. The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund’s shareowners. To the extent applicable, the Trustees also considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund’s transfer agency, sub-transfer agency and intermediary arrangements and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.

Pioneer Bond Fund: The Trustees considered that the Fund’s management fee as of September 30, 2016 was in the second quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund’s Class A shares as of September 30, 2016 was in the third quintile relative to its Morningstar category and in the third quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class Y shares as of September 30, 2016 was in the fourth quintile relative to its Morningstar category and in the fourth quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that the Adviser had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.

Pioneer Emerging Markets Fund: The Trustees considered that the Fund’s management fee as of September 30, 2016 was in the fourth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the Fund’s management fee was approximately four basis points higher than the median management fee paid by other funds in its Morningstar category. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees considered that the expense ratio of the Fund’s Class A shares as of September 30, 2016 was in the fifth quintile relative to its Morningstar category and in the fifth quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that the Adviser had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund. The Trustees noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally.

Pioneer Equity Income Fund: The Trustees considered that the Fund’s management fee as of September 30, 2016 was in the second quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees considered that the expense ratio of the Fund’s Class A shares as of September 30, 2016 was in the second quintile relative to its Morningstar category and in the second quintile relative to its Strategic Insight peer group, in each case for the comparable period.

Pioneer Fund: The Trustees considered that the Fund’s management fee as of September 30, 2016 was in the first quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees noted the impact of the Fund’s performance on the management fee paid by the Fund. The Trustees considered that the expense ratio of the Fund’s Class A shares as of September 30, 2016 was in the second quintile relative to its Morningstar category and in the second quintile relative to its Strategic Insight peer group, in each case for the comparable period.

Pioneer High Yield Fund: The Trustees considered that the Fund’s management fee as of September 30, 2016 was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund’s Class A shares as of September 30, 2016 was in the fifth quintile relative to its Morningstar category and in the fifth quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally.

Pioneer Solutions - Balanced Fund: The Trustees considered that the Fund’s management fee as of September 30, 2016 was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund’s Class A shares as of September 30, 2016 was in the fourth quintile relative to its Morningstar category and in the third quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that the Adviser had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund. The Trustees noted the Fund’s relatively small asset size compared to most of the other funds in its peer groups. The Trustees noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally. The Trustees considered that non-management fee operating expenses generally are spread over a smaller asset base than the other funds in the peer group, which results in these fees being significantly higher as a percentage of assets. The Trustees also considered information showing significant expense reimbursements by the sponsors of the other funds in the peer groups.

Pioneer Solutions - Conservative Fund: The Trustees considered that the Fund’s management fee as of September 30, 2016 was in the second quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund’s Class A shares as of September 30, 2016 was in the fourth quintile relative to its Morningstar category and in the fourth quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that the Adviser had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund. The Trustees noted the Fund’s relatively small asset size compared to most of the other funds in its peer groups. The Trustees noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally. The Trustees considered that non-management fee operating expenses generally are spread over a smaller asset base than the other funds in the peer group, which results in these fees being significantly higher as a percentage of assets. The Trustees also considered information showing significant expense reimbursements by the sponsors of the other funds in the peer groups.

Pioneer Solutions - Growth Fund: The Trustees considered that the Fund’s management fee as of September 30, 2016 was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund’s Class A shares as of September 30, 2016 was in the fourth quintile relative to its Morningstar category and in the fifth quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that the Adviser had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund. The Trustees noted the Fund’s relatively small asset size compared to most of the other funds in its peer groups. The Trustees noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally. The Trustees considered that non-management fee operating expenses generally are spread over a smaller asset base than the other funds in the peer group, which results in these fees being significantly higher as a percentage of assets. The Trustees also considered information showing significant expense reimbursements by the sponsors of the other funds in the peer groups.

Pioneer Mid Cap Value Fund: The Trustees considered that the Fund’s management fee as of September 30, 2016 was in the first quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees noted the impact of the Fund’s performance on the management fee paid by the Fund. The Trustees considered that the expense ratio of the Fund’s Class A shares as of September 30, 2016 was in the first quintile relative to its Morningstar category and in the first quintile relative to its Strategic Insight peer group, in each case for the comparable period.

Pioneer U.S. Government Money Market Fund: The Trustees considered that the Fund’s management fee as of September 30, 2016 was in the fourth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the Fund’s management fee was approximately four basis points higher than the median management fee paid by other funds in its Morningstar category. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees considered that the expense ratio of the Fund’s Class A shares as of September 30, 2016 was in the first quintile relative to its Morningstar category and in the first quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that the Adviser was waiving fees and/or reimbursing expenses in order to limit the ordinary operating expenses of the Fund and maintain a positive yield.

Pioneer Real Estate Shares: In considering the Fund’s management fee and expense ratio, the Trustees also considered that the Adviser, not the Fund, paid the sub-adviser pursuant to the sub-advisory agreement. The Trustees evaluated both the fee under the sub-advisory agreement and the portion of the fee under the investment advisory agreement retained by the Adviser. The Trustees considered that the Fund’s management fee as of September 30, 2016 was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees considered that the expense ratio of the Fund’s Class A shares as of September 30, 2016 was in the fourth quintile relative to its Morningstar category and in the third quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally. The Trustees also considered information showing significant expense reimbursements by the sponsors of the other funds in the peer groups. The Trustees reviewed management fees charged by the sub-adviser to its other clients. The Trustees noted that the sub-advisory fees paid to the sub-adviser with respect to the Fund were within the range of the fee rates charged by the sub-adviser to its other clients.

Pioneer AMT-Free Municipal Fund: The Trustees considered that the Fund’s management fee as of September 30, 2016 was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund’s Class A shares as of September 30, 2016 was in the fourth quintile relative to its Morningstar category and in the fourth quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class A shares was approximately one basis point higher than the median expense ratio of its Morningstar category, and approximately one basis point higher than the median expense ratio paid by other funds in its Strategic Insight peer group. The Trustees noted that the Adviser had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund. The Trustees noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally.

Pioneer Select Mid Cap Growth Fund: The Trustees considered that the Fund’s management fee as of September 30, 2016 was in the first quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund’s Class A shares as of September 30, 2016 was in the first quintile relative to its Morningstar category and in the first quintile relative to its Strategic Insight peer group, in each case for the comparable period.

Pioneer Disciplined Value Fund: The Trustees considered that the Fund’s management fee as of September 30, 2016 was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund’s Class A shares as of September 30, 2016 was in the fourth quintile relative to its Morningstar category and in the fourth quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that the Adviser had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund. The Trustees noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally.

Pioneer Classic Balanced Fund: The Trustees considered that the Fund’s management fee as of September 30, 2016 was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund’s Class A shares as of September 30, 2016 was in the fourth quintile relative to its Morningstar category and in the third quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that the Adviser had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund. The Trustees noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally.

Pioneer Multi-Asset Income Fund: The Trustees considered that the Fund’s management fee as of September 30, 2016 was in the first quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees considered that the expense ratio of the Fund’s Class A shares as of September 30, 2016 was in the first quintile relative to its Morningstar category and in the first quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that the Adviser had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.

Pioneer Global Equity Fund: The Trustees considered that the Fund’s management fee as of September 30, 2016 was in the second quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund’s Class A shares as of September 30, 2016 was in the third quintile relative to its Morningstar category and in the second quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that the Adviser had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.

Pioneer High Income Municipal Fund: The Trustees considered that the Fund’s management fee as of September 30, 2016 was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund’s Class A shares as of September 30, 2016 was in the fourth quintile relative to its Morningstar category and in the third quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the Fund’s expense ratio was less than one basis point higher than the median expense ratio paid by other funds in its Morningstar category. The Trustees noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally.

Pioneer Floating Rate Fund: The Trustees considered that the Fund’s management fee as of September 30, 2016 was in the second quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees considered that the expense ratio of the Fund’s Class A shares as of September 30, 2016 was in the second quintile relative to its Morningstar category and in the second quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class Y shares as of September 30, 2016 was in the second quintile relative to its Morningstar category and in the second quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that the Adviser had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund. The Trustees noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally.

Pioneer Flexible Opportunities Fund: The Trustees considered that the Fund’s management fee as of September 30, 2016 was in the first quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees noted that although assets invested by the Fund in the Subsidiary are excluded from the calculation of the Fund’s management fee, the Fund indirectly pays a management fee with respect to assets invested in the

Subsidiary because the Subsidiary pays a management fee pursuant to the Subsidiary Management Agreement. The Trustees noted that the Subsidiary pays the Adviser a management fee at the same rate that the Fund pays the Adviser. The Trustees considered that the expense ratio of the Fund’s Class A shares as of September 30, 2016 was in the second quintile relative to its Morningstar category and in the second quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class Y shares as of September 30, 2016 was in the first quintile relative to its Morningstar category and in the first quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that the Adviser had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.

Pioneer Global High Yield Fund: The Trustees considered that the Fund’s management fee as of September 30, 2016 was in the fourth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the Fund’s management fee was approximately four basis points higher than the median management fee paid by other funds in its Morningstar category. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund’s Class A shares as of September 30, 2016 was in the fifth quintile relative to its Morningstar category and in the fourth quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class A shares was approximately two basis points higher than the median expense ratio paid by other funds in its Strategic Insight peer group. The Trustees considered that the expense ratio of the Fund’s Class Y shares as of September 30, 2016 was in the fourth quintile relative to its Morningstar category and in the third quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally.

Pioneer Global Multisector Income Fund: The Trustees considered that the Fund’s management fee as of September 30, 2016 was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class A shares as of September 30, 2016 was in the second quintile relative to its Morningstar category and in the second quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that the Adviser had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.

Pioneer International Equity Fund: The Trustees considered that the Fund’s management fee as of September 30, 2016 was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees considered that the expense ratio of the Fund’s Class A shares as of September 30, 2016 was in the fourth quintile relative to its Morningstar category and in the fourth quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class Y shares as of September 30, 2016 was in the fourth quintile relative to its Morningstar category and in the fourth quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that the Adviser had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund. The Trustees noted the Fund’s relatively small asset size compared to most of the other funds in its peer groups. The Trustees noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally. The Trustees considered that such non-management fee operating expenses generally are spread over a smaller asset base than the other funds in the peer group, which results in these fees being significantly higher as a percentage of assets.

Pioneer Dynamic Credit Fund: The Trustees considered that the Fund’s management fee as of September 30, 2016 was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees considered that the expense ratio of the Fund’s Class A shares as of September 30, 2016 was in the third quintile relative to its Morningstar category and in the fourth quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class Y shares as of September 30, 2016 was in the third quintile relative to its Morningstar category and in the third quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that the Adviser had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.

Pioneer Fundamental Growth Fund: The Trustees considered that the Fund’s management fee as of September 30, 2016 was in the second quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees considered that the expense ratio of the Fund’s Class A shares as of September 30, 2016 was in the second quintile relative to its Morningstar category and in the fourth quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class Y shares as of September 30, 2016 was in the third quintile relative to its Morningstar category and in the third quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that the Adviser had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.

Pioneer Multi-Asset Ultrashort Income Fund: The Trustees considered that the Fund’s management fee as of September 30, 2016 was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees considered that the expense ratio of the Fund’s Class A shares as of September 30, 2016 was in the second quintile relative to its Morningstar category and in the fourth quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class Y shares as of September 30, 2016 was in the fifth quintile relative to its Morningstar category and in the fifth quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally. The Trustees also considered information showing significant expense reimbursements by the sponsors of the other funds in the peer groups.

Pioneer Core Equity Fund: The Trustees considered that the Fund’s management fee as of September 30, 2016 was in the first quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class A shares as of September 30, 2016 was in the first quintile relative to its Morningstar category and in the first quintile relative to its Strategic Insight peer group, in each case for the comparable period.

Pioneer Disciplined Growth Fund: The Trustees considered that the Fund’s management fee as of September 30, 2016 was in the second quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund’s Class A shares as of September 30, 2016 was in the second quintile relative to its Morningstar category and in the second quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally.

Pioneer Short Term Income Fund: The Trustees considered that the Fund’s management fee as of September 30, 2016 was in the first quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees considered that the expense ratio of the Fund’s Class A shares as of September 30, 2016 was in the third quintile relative to its Morningstar category and in the third quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class Y shares as of September 30, 2016 was in the fourth quintile relative to its Morningstar category and in the fifth quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally.

Pioneer Strategic Income Fund: The Trustees considered that the Fund’s management fee as of September 30, 2016 was in the second quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above a certain asset level. The Trustees considered that the expense ratio of the Fund’s Class A shares as of September 30, 2016 was in the third quintile relative to its Morningstar category and in the third quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class Y shares as of September 30, 2016 was in the third quintile relative to its Morningstar category and in the fourth quintile relative to its Strategic Insight peer group, in each case for the comparable period.

Pioneer U.S. Corporate High Yield Fund: The Fund noted that comparative information as of September 30, 2016 was not available for this Fund as the Fund commenced operations on January 1, 2017. In initially approving the Fund’s management fee, the Trustees considered that the Fund’s management fee would fall approximately in the third quintile relative to the management fees paid by funds in the Morningstar High Yield category. The Trustees noted that the Adviser had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund. The Trustees considered that, taking into account proposed contractual expense limitation arrangements, the expense ratio for the Fund’s Class A shares would fall approximately in the third quintile relative to funds in the Morningstar High Yield category. The Trustees considered that, taking into account proposed contractual expense limitation arrangements, the expense ratio for the Fund’s Class Y shares would fall approximately in the third quintile relative to funds in the Morningstar High Yield category.

Pioneer ILS Interval Fund: The Trustees considered that the Fund’s management fee as of September 30, 2016 was in the fifth quintile relative to the management fees paid by other funds in its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio of the Fund as of September 30, 2016 was in the fifth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted the investment management expertise and resources required to implement the Fund’s complex investment strategy. The Trustees also considered that the Fund did not have a clear cut peer group. The Trustees also noted the Fund’s relatively small asset size compared to most of the other funds in its peer groups. The Trustees noted that the Adviser had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.

Pioneer Diversified High Income Trust: The Trustees considered that the Fund’s management fee (based on managed assets) as of September 30, 2016 was in the second quintile relative to the management fees paid by other funds in its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio (based on managed assets) of the Fund’s common shares as of September 30, 2016 was in the second quintile relative to its Strategic Insight peer group for the comparable period.

Pioneer Floating Rate Trust: The Trustees considered that the Fund’s management fee (based on managed assets) as of September 30, 2016 was in the first quintile relative to the management fees paid by other funds in its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio (based on managed assets) of the Fund’s common shares as of September 30, 2016 was in the first quintile relative to its Strategic Insight peer group for the comparable period.

Pioneer High Income Trust: The Trustees considered that the Fund’s management fee (based on managed assets) as of September 30, 2016 was in the first quintile relative to the management fees paid by other funds in its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio (based on managed assets) of the Fund’s common shares as of September 30, 2016 was in the first quintile relative to its Strategic Insight peer group for the comparable period.

Pioneer Municipal High Income Advantage Trust: The Trustees considered that the Fund’s management fee (based on managed assets) as of September 30, 2016 was in the fourth quintile relative to the management fees paid by other funds in its Strategic Insight peer group for the comparable period. The Trustees considered that the Fund’s management fee was approximately five basis points higher than the median management fee paid by other funds in its Morningstar category. The Trustees considered that the expense ratio (based on managed assets) of the Fund’s common shares as of September 30, 2016 was in the third quintile relative to its Strategic Insight peer group for the comparable period.

Pioneer Municipal High Income Trust: The Trustees considered that the Fund’s management fee (based on managed assets) as of September 30, 2016 was in the fourth quintile relative to the management fees paid by other funds in its Strategic Insight peer group for the comparable period. The Trustees considered that the Fund’s management fee was approximately five basis points higher than the median management fee paid by other funds in its Morningstar category. The Trustees considered that the expense ratio (based on managed assets) of the Fund’s common shares as of September 30, 2016 was in the third quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed management fees charged by the Adviser and PIAM to institutional and other clients, including publicly offered European funds sponsored by the Adviser’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered the Adviser’s costs in providing services to the Fund and the Adviser’s and PIAM’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with the Adviser’s and PIAM’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Funds and other client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under both the Current Management Agreement and the New Management Agreement, the Adviser would perform additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different risks associated with the Adviser’s management of the Fund and the Adviser’s and PIAM’s management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to the Adviser was reasonable in relation to the nature and quality of the services to be provided by the Adviser. With respect to Pioneer Real Estate Shares, the Trustees concluded that the management fee payable by the Fund to the Adviser, as well as the fees payable by the Adviser to the sub-adviser, were reasonable in relation to the nature and quality of the services to be provided by the Adviser and the sub-adviser to the Fund.

Profitability. The Trustees considered information provided by the Adviser regarding the profitability of the Adviser with respect to the advisory services provided by the Adviser to the Fund, including the methodology used by the Adviser in allocating certain of its costs to the management of the Fund. The Trustees also considered the Adviser’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by the Adviser and PIAM from non-fund businesses. The Trustees considered the Adviser’s profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that the Adviser’s profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale. The Trustees considered the Adviser’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by the Adviser in research and analytical capabilities and the Adviser’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits. The Trustees considered the other benefits that the Adviser enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the Current Management Agreement or the New Management Agreement, for services provided by the Adviser and its affiliates. The Trustees further considered the revenues and profitability of the Adviser’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to the Adviser and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that following the completion of the Transaction, the Adviser will be the principal U.S. asset management business of Amundi, and that Amundi’s worldwide asset management business will manage over $1.38 trillion in assets (including the Pioneer Funds). This may create opportunities for the Adviser, PIAM and Amundi that derive from the Adviser’s relationships with the Fund, including Amundi’s ability to market the services of the Adviser globally. The Trustees noted that the Adviser may have access to additional research capabilities as a result of the Transaction and Amundi’s enhanced global presence that may contribute to an increase of the overall scale of the Adviser. The Trustees considered that the Adviser and the Fund are expected to receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by the Adviser as a result of its relationship with the Fund were reasonable.

Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the New Management Agreement and the Interim Management Agreement for your Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the New Management Agreement and the Interim Management Agreement, and to recommend that shareholders approve the New Management Agreement.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act permits, in the context of a change in control of an investment adviser to a registered investment company, the receipt by such investment adviser (or any of its affiliated persons) of any amount or benefit in connection with such sale, as long as two conditions are satisfied. First, during the three-year period immediately following the sale of such interest, at least 75% of the investment company’s board of trustees must not be “interested persons” of the investment adviser within the meaning of the 1940 Act. Each Fund’s Board currently satisfies this condition and the election of additional trustees, as proposed in Proposal 2, is not necessary to comply with this condition. Second, there may not be imposed an “unfair burden” on the investment company as a result of the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

The Board of Trustees has not been advised by the Adviser of any circumstances arising from the Transaction that might result in the imposition of an “unfair burden” being imposed on the Fund. Moreover, Amundi has advised the Board of Trustees that it will not take, nor cause its affiliates to take, any action that would have the effect of causing the conditions of Section 15(f) not to be met with respect to the Transaction.

Director and Principal Executive Officer of the Adviser

The name and principal occupation of the director and principal executive officer of the Adviser are as set forth below.

Lisa M. Jones

President, Chief Executive

Officer and Director

Chair, Director, CEO and President of Pioneer Investment Management USA Inc. (“PIM-USA”) (since September 2014); Chair, Director and CEO of the Adviser (since September 2014); Chair, Director and CEO of Pioneer Funds Distributor, Inc. (since September 2014); Chair, Director, CEO and President of PIAM (since September 2014); Trustee of Pioneer closed-end Funds (since September 2014); and Chair, Director, CEO and President of Pioneer Investment Management Shareholder Services, Inc. (September 2014–2015); President of all of the Pioneer Funds (since September 2014)

The principal address of Ms. Jones as it relates to her duties at the Adviser is the same as that of the Adviser. No Trustee of the Funds, except for Ms. Jones and Kenneth J. Taubes, is a director, officer or employee of the Adviser.

Other Service Providers

Pioneer Funds Distributor, Inc. (“PFD”) serves as principal underwriter for the open-end Funds and Pioneer ILS Interval Fund. PFD is located at 60 State Street, Boston, Massachusetts 02109. PFD is currently a wholly-owned subsidiary of UniCredit and PGAM. If the Transaction is completed, PFD will become a wholly-owned subsidiary of Amundi, and will continue to act as the principal underwriter for the open-end Funds and Pioneer ILS Interval Fund pursuant to a new agreement with the Funds.

The Adviser also has entered into an administration agreement with each Fund, pursuant to which certain accounting, administration and legal services are performed by the Adviser. Prior to November 2, 2015, Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109, acted as shareholder servicing and transfer agent for the Funds.

Additional Information

The tables set forth in Part II, Section 5, of this Joint Proxy Statement show amounts paid to the Adviser and to affiliates of the Adviser during the most recent fiscal year by each Fund for the services noted therein. There were no other material payments by any Fund to the Adviser or any of its affiliates during that period. No other person served as manager to any Fund during that period.

The Adviser provides investment management services to other funds that may have investment objectives and policies similar to those of certain of the Funds. The table set forth in Part II, Section 6, of this Joint Proxy Statement lists such other funds advised by the Adviser, the net assets of those funds and the management fees payable by each Fund to the Adviser as a percentage of its average daily net assets.

Required Vote

To become effective with respect to your Fund, the New Management Agreement must be approved by a “1940 Act Majority Vote” of the outstanding voting securities of the Fund, as such term is defined above in “Vote Required and Manner of Voting Proxies.”

Your Board recommends that you vote “FOR” this proposal.

PROPOSAL 2 — TO ELECT TRUSTEES

(To be voted on by shareholders of open-end Pioneer Funds and Pioneer ILS Interval Fund)

The purpose of this Proposal 2 is to elect a Board for your Fund. You are being asked to vote for the election of Trustees for your Fund. It is intended that the enclosed proxy card will be voted for all nominees (the “Nominees”) listed below unless a proxy contains specific instructions to the contrary. The Nominees’ terms of office will commence upon election by the shareholders. Each Trustee will be elected to hold office until his or her successor is elected or until his or her earlier death, retirement or removal. Currently, except as noted below, all Nominees serve on all of the Boards that oversee the Pioneer Funds. If all Nominees for each Board are elected, all Nominees will serve as Trustees of all of the Funds.

Each current Board has determined that the number of Trustees shall be fixed at the number of Trustees elected in accordance with this Joint Proxy Statement.

Each Nominee has consented to serve on the applicable Board if elected by the shareholders. If, however, before the election, any Nominee refuses or is unable to serve, proxies may be voted for a replacement Nominee, if any, designated by members of the applicable Board.

Nominees must be elected by a plurality. Being elected by a plurality means receiving the greater number of votes cast at a meeting at which a quorum is present. Since the number of Nominees equals the number of Trustees to be elected, a Nominee receiving any votes will be elected.

Reasons for Proposal to Elect Board Members

Shareholders of each open-end Fund and Pioneer ILS Interval Fund are being asked to elect two new Trustees to the Fund’s Board. Lisa M. Jones is not currently a Trustee of the open-end Funds or Pioneer ILS Interval Fund, but has served as the President of each of the Funds since 2014 and has served as a Trustee of the closed-end Funds (other than Pioneer ILS Interval Fund) since 2014. Lorraine H. Monchak also is not currently a Trustee of the open-end Funds or Pioneer ILS Interval Fund, but has served as a non-voting, advisory Trustee of the Funds since 2014 and has served as a Trustee of the closed-end Funds (other than Pioneer ILS Interval Fund) since 2015.

Shareholders of each open-end Fund and Pioneer ILS Interval Fund also are being asked to elect the incumbent Trustees of the Fund in order to provide each Board maximum flexibility to fill future vacancies on the Board or to add to the Board without further proxy solicitations. The 1940 Act generally requires trustees of registered investment companies to be elected by shareholders. However, the 1940 Act permits a vacancy to be filled without shareholder approval provided that, immediately after filling the vacancy, at least two-thirds of the trustees holding office have been elected by shareholders. The 1940 Act requires a fund to hold a meeting of shareholders to fill any vacancies on the Board if at any time less than a majority of the trustees holding office have been elected by shareholders. Two of the incumbent Trustees, Mr. Ricciardi and Mr. Taubes, have become Trustees of the Funds without a shareholder vote.

Nominees

The Nominees, their ages, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds in the Pioneer Fund complex (the “Fund Complex”) the Nominees will oversee if elected, and any other board memberships they have held during at least the past five years are set forth in the table below. The mailing address of each Nominee is 60 State Street, Boston, Massachusetts 02109. Each Nominee was recommended for nomination by the Nominating Committee of the Boards and by the Independent Trustees. Each of the Nominees other than Lisa M. Jones and Kenneth J. Taubes is or will be considered an “Independent Trustee.” Each of Ms. Jones and Mr. Taubes is or will be an “interested person” under the 1940 Act by virtue of their position(s) with the Funds’ investment adviser and certain of its affiliates, as described in the table below. If elected, Mr. Perna will continue to serve as Chairman of the Board and Trustee and Ms. Jones will continue to serve as President, and will serve as Trustee, of each Fund.

Name, Age and Position Held With the Fund	Length of Service	Principal Occupation During At Least the Past 5 Years	Number of Funds in Fund Complex to be Overseen	Other Directorships Held by Trustee
Independent Trustees:
Thomas J. Perna (66) Chairman of the Board and Trustee Nominee	Trustee since 2006	Private investor (2004–2008 and 2013–present); Chairman (2008–2013) and Chief Executive Officer (2008–2012), Quadriserv, Inc. (technology products for securities lending industry); and Senior Executive Vice President, The Bank of New York (financial and securities services) (1986–2004)	46	Director, Broadridge Financial Solutions, Inc. (investor communications and securities processing provider for financial services industry) (2009–present); Director, Quadriserv, Inc. (2005–2013); Commissioner, New Jersey State Civil Service Commission (2011–2015)
David R. Bock (72) Trustee Nominee	Trustee since 2005	Managing Partner, Federal City Capital Advisors (corporate advisory services company) (1997–2004 and 2008–present); Interim Chief Executive Officer, Oxford Analytica, Inc. (privately held research and consulting company) (2010); Executive Vice President and Chief Financial Officer, I-trax, Inc. (publicly traded health care services company) (2004–2007); Executive Vice President and Chief Financial Officer, Pedestal Inc. (internet-based mortgage trading company) (2000–2002); Private Consultant (1995–1997); Managing Director, Lehman Brothers (1992–1995); Executive, The World Bank (1979–1992)	46	Director of New York Mortgage Trust (publicly-traded mortgage REIT) (2004–2009, 2012–present); Director of The Swiss Helvetia Fund, Inc. (closed-end fund) (2010–present); Director of Oxford Analytica, Inc. (2008–present); Director of Enterprise Community Investment, Inc. (privately-held affordable housing finance company) (1985–2010)
Benjamin M. Friedman (72) Trustee Nominee	Trustee since 2008	William Joseph Maier Professor of Political Economy, Harvard University (1972–present)	46	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989–2008)
Margaret B.W. Graham (69) Trustee Nominee	Trustee since 1990	Founding Director, Vice-President and Corporate Secretary, The Winthrop Group, Inc. (consulting firm) (1982–present); Desautels Faculty of Management, McGill University (1999–present); and Manager of Research Operations and Organizational Learning, Xerox PARC, Xerox’s advance research center (1990–1994)	46	None

Name, Age and Position Held With the Fund	Length of Service	Principal Occupation During At Least the Past 5 Years	Number of Funds in Fund Complex to be Overseen	Other Directorships Held by Trustee
Lorraine H. Monchak (60) Nominee	N/A	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension funds) (2001–present); Vice President–International Investments Group, American International Group, Inc. (insurance company) (1993–2001); Vice President Corporate Finance and Treasury Group, Citibank, N.A.(1980–1986 and 1990–1993); Vice President–Asset/Liability Management Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988–1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc. (investment bank) (1987–1988); Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986–1987)	46	None
Marguerite A. Piret (68) Trustee Nominee	Trustee since 1980	President and Chief Executive Officer, Newbury Piret Company (investment banking firm) (1981–present)	46	Director of New America High Income Fund, Inc. (closed-end investment company) (2004–present); Member, Board of Governors, Investment Company Institute (2000–2006)
Fred J. Ricciardi (69) Trustee Nominee	Trustee since 2014	Consultant (investment company services) (2012–present); Executive Vice President, BNY Mellon (financial and investment company services) (1969–2012); Director, BNY International Financing Corp. (financial services) (2002–2012); Director, Mellon Overseas Investment Corp. (financial services) (2009–2012)	46	None

Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation	Number of Funds in Fund Complex to be Overseen	Other Directorships Held by Trustee
Interested Trustees:
Lisa M. Jones (54)* President and Chief Executive Officer Nominee	N/A	Chair, Director, CEO and President of PIM-USA (since September 2014); Chair, Director and CEO of the Adviser (since September 2014); Chair, Director and CEO of PFD (since September 2014); Chair, Director, CEO and President of PIAM (since September 2014); and Chair, Director, CEO and President of Pioneer Investment Management Shareholder Services, Inc. (September 2014–2015); President of all of the Pioneer Funds (since September 2014); Managing Director, Morgan Stanley Investment Management (2010-2013); Director of Institutional Business, CEO of International, Eaton Vance Management (2005–2010)	46	None
Kenneth J. Taubes (58)* Trustee Nominee	Trustee since 2014	Director and Executive Vice President (since 2008) and Chief Investment Officer, U.S. (since 2010) of PIM-USA; Executive Vice President and Chief Investment Officer, U.S. of the Adviser (since 2008); Executive Vice President of PIAM (since 2009); Portfolio Manager of the Adviser (since 1999)	46	None

*	Ms. Jones and Mr. Taubes are Interested Trustees or Nominees because they are officers or directors of each fund’s investment adviser and certain of its affiliates.

Compensation of the Trustees

Compensation paid to the Trustees during the Most Recent Year is set forth in Part II, Section 2 of this Joint Proxy Statement. The term “Most Recent Year” refers to the calendar year ended December 31, 2016, which coincides with the last fiscal year of certain of the Funds, as shown in Part II, Section 1 of this Joint Proxy Statement.

Equity Securities Owned by the Nominees

The amounts of equity securities beneficially owned by the Nominees as of December 31, 2016, in the Funds that they will oversee and in all the funds in the Fund Complex are set forth in Part II, Section 3, of this Joint Proxy Statement. None of the Independent Trustees or their immediate family members had any interest in the investment adviser, subadviser(s) or distributor of any Fund, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Independent Trustee’s spouse, children residing in the Independent Trustee’s household and dependents of the Independent Trustee.

As of December 31, 2016, the Trustees and officers of each Fund owned beneficially in the aggregate less than 1% of the outstanding shares of each Fund.

During the two Most Recent Years, none of the Independent Trustees, nor any of their immediate family members, had any relationship (the value of which exceeded $120,000) with any Fund, the Fund’s Adviser or distributor, any affiliate of the Adviser or distributor, or any officer of any of them of the other funds in the Fund Complex.

Other Information

Attendance of Trustees at Annual Meeting. No Fund has a policy with regard to attendance of Trustees at annual meetings. One Trustee attended the 2016 annual meeting of shareholders of the closed-end Funds. No annual meeting for any open-end Fund or Pioneer ILS Interval Fund was held during the Most Recent Year.

Board Meetings. During the Most Recent Year, each Board met 6 times. Each Trustee attended at least 75% of the meetings of each Board and of each committee of each Board on which the Trustee served.

Responsibilities of the Board of Trustees

The Board of Trustees is responsible for overseeing each Fund’s management and operations. The Chairman of the Board is an Independent Trustee. Independent Trustees constitute at least 75% of the Board.

The Trustees and Trustee Nominees were selected to join the Board based upon the following as to each Board member: such person’s character and integrity; such person’s willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Independent Trustee, his or her status as not being an “interested person” as defined under the 1940 Act; and, as to each of Ms. Jones and Mr. Taubes, her or his association with the Adviser. Each Independent Trustee also was selected to join the Board based on the criteria and principles set forth in the Nominating Committee Charter. In addition to individual attributes, the value of diversity is considered. In evaluating a Trustee’s prospective service on the Board, the Trustee’s experience in, and ongoing contributions toward, overseeing the Fund’s business as a Trustee also are considered. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Bock, accounting, financial, business and public company experience as a chief financial officer and an executive officer and experience as a board member of other organizations; Mr. Friedman, academic leadership, economic and finance experience and investment company board experience; Ms. Graham, academic leadership, experience in business, finance and management consulting; Ms. Monchak, investment, financial, and business experience, including as the chief investment officer of a pension fund; Mr. Perna, accounting, financial, and business experience as an executive officer and experience as a board member of other organizations; Ms. Piret, accounting, financial and entrepreneurial experience as an executive, valuation experience and investment company board experience; Mr. Ricciardi, financial, business and investment company experience as an executive officer of a financial and investment company services organization, and experience as a board member of offshore investment companies and other organizations; Mr. Taubes, portfolio management experience and leadership roles with the Adviser; and Ms. Jones, investment management experience as an executive and leadership roles with the Adviser and its affiliates. However, in its periodic assessment of the effectiveness of the Board, the Board considers the complementary skills and experience of individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds.

Each Fund’s Agreement and Declaration of Trust provides that the appointment, designation (including in any proxy or registration statement or other document) of a Trustee as an expert on any topic or in any area, or as having experience, attributes or skills in any area, or any other appointment, designation or identification, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special attributes, skills, experience or expertise, or is appointed, designated, or identified as aforesaid, shall be held to a higher standard of care by virtue thereof.

Board Committees

Each Board of Trustees has five standing committees: the Independent Trustees Committee, the Audit Committee, the Governance and Nominating Committee, the Policy Administration Committee and the Valuation Committee. Each committee is chaired by an Independent Trustee and all members of each committee are Independent Trustees.

During the Most Recent Year, the Independent Trustees Committee, Governance and Nominating Committee, the Policy Administration Committee and the Valuation Committee of each Fund held 8, 2, 5 and 5 meetings, respectively. During the Most Recent Year, the Audit Committee of each open-end Fund and Pioneer ILS Interval Fund held 5 meetings and the Audit Committee of each closed-end Fund held 7 meetings.

The Chairs of the committees work with the Chairman of the Board and Fund management in setting the agendas for Board meetings. The Chairs of the committees set the agendas for committee meetings with input from Fund management. As noted below, through the committees, the Independent Trustees consider and address important matters involving the Funds, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet without the presence of management and are advised by independent legal counsel. The Board believes that the committee structure, and delegation to the committees of specified oversight responsibilities, help the Board more effectively to provide governance and oversight of the Funds’ affairs. Mr. Perna, Chairman of the Board, is a member of each committee except the Audit Committee and the Valuation Committee, of each of which he is a non-voting, ex-officio member.

Independent Trustees Committee: David R. Bock, Benjamin M. Friedman, Margaret B.W. Graham, Lorraine H. Monchak, Thomas J. Perna (Chair), Marguerite A. Piret and Fred J. Ricciardi.

The Independent Trustees Committee is comprised of all of the Independent Trustees. The Independent Trustees Committee serves as the forum for consideration of a number of issues required to be considered separately by the Independent Trustees under the 1940 Act, including the assessment and review of each Fund’s advisory agreement and other related party contracts. The Independent Trustees Committee also considers issues that the Independent Trustees believe it is advisable for them to consider separately from the Interested Trustees.

Audit Committee: David R. Bock (Chair), Benjamin M. Friedman, Lorraine H. Monchak and Marguerite A. Piret.

Each Board has adopted a charter for its Audit Committee. The Audit Committee, among other things, oversees the accounting and financial reporting policies and practices of each Fund, oversees the quality and integrity of each Fund’s financial statements, approves, and recommends to the Independent Trustees for their ratification, the engagement of each Fund’s independent registered public accounting firm, reviews and evaluates the accounting firm’s qualifications, independence and performance, and approves the compensation of the accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each Fund by the Fund’s accounting firm and all permissible non-audit services provided by each Fund’s accounting firm to the Adviser and any affiliated service providers of the Fund if the engagement relates directly to the Fund’s operations and financial reporting.

Governance and Nominating Committee: Margaret B.W. Graham (Chair), Thomas J. Perna and Fred J. Ricciardi.

All members of the Governance and Nominating Committee are Independent Trustees. The Board of each Fund has adopted a written charter for the Governance and Nominating Committee, which is available on the Adviser’s website: http://us.pioneerinvestments.com. You also can obtain a copy by sending a written request to your Fund at the address listed on this proxy statement.

The Governance and Nominating Committee considers governance matters affecting the Board and each Fund. Among other responsibilities, the Governance and Nominating Committee reviews the performance of the Independent Trustees as a whole, and reviews and recommends to the Independent Trustees Committee any appropriate changes concerning, among other things, the size and composition of the Board, the Board’s committee structure and the Independent Trustees’ compensation. The Governance and Nominating Committee also makes recommendations to the Independent Trustees Committee or the Board on matters delegated to it.

In addition, the Governance and Nominating Committee screens potential candidates for Independent Trustees. Among other responsibilities, the Governance and Nominating Committee reviews periodically the criteria for Independent Trustees and the spectrum of desirable experience and expertise for Independent Trustees as a whole, and reviews periodically the qualifications and requisite skills of persons currently serving as Independent Trustees and being considered for re-nomination. The Governance and Nominating Committee also reviews the qualifications of any person nominated to serve on the Board by a shareholder or recommended by any Trustee, management or another person and makes a recommendation as to the qualifications of such nominated or recommended person to the Independent Trustees and the Board, and reviews periodically the Committee’s procedure, if any, regarding candidates submitted by shareholders. The Trustees who are not Independent Trustees and the officers of each Fund are nominated and selected by the Board.

The Governance and Nominating Committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Independent Trustees to possess (other than qualities or skills that may be required by applicable law or regulation). However, in evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance and Nominating Committee will consider the following general criteria and principles, among any others that it may deem relevant: (i) the nominee’s reputation for integrity, honesty and adherence to high ethical standards; (ii) the nominee’s business acumen and ability to exercise sound judgment in matters that relate to the objectives of the Fund and whether the person is willing and able to contribute positively to the decision-making process of the Fund; (iii) the nominee’s commitment and ability to devote the necessary time and energy to be an effective Independent Trustee, to understand the Fund and the responsibilities of a trustee of an investment company; (iv) the nominee’s ability to understand the sometimes conflicting interests of the various constituencies of the Fund and to act in the interests of all shareholders; (v) the absence of a conflict of interest that would impair his or her ability to represent the interests of all shareholders and to fulfill the responsibilities of a trustee; and (vi) the value of diversity on the Board. The Governance and Nominating Committee also will consider whether the nominee has the experience or skills that the Governance and Nominating Committee believes would maintain or enhance the effectiveness of the Independent Trustees’ oversight of each Fund’s affairs, based on the then current composition and skills of the Independent Trustees and experience or skills that may be appropriate in light of changing business conditions and regulatory or other developments. The Governance and Nominating Committee does not necessarily place the same emphasis on each criterion.

The Governance and Nominating Committee does not have a formal procedure for the implementation, or for assessing the effectiveness, of its policy with regard to the consideration of the value of diversity on the Board in reviewing potential nominees for Independent Trustee. However, as noted above, in its periodic assessment of the effectiveness of the Board, the Board considers the complementary skills and experience of individual Trustees in the context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds. In addition, the Governance and Nominating Committee Charter provides that nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.

As long as an existing Independent Trustee continues, in the opinion of the other Independent Trustees, to satisfy these criteria and continues to make positive contributions to the Board, each Fund anticipates that Independent Trustees of the Fund would favor the re-nomination of an existing Trustee rather than a new candidate. Consequently, while the Governance and Nominating Committee will evaluate the qualifications of nominees recommended by shareholders to serve as Trustee, the Independent Trustees might act upon the Governance and Nominating Committee’s evaluation only if there is a vacancy on the Board. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Governance and Nominating Committee will, in addition to any shareholder recommendations, evaluate candidates identified by other means, including candidates proposed by Independent Trustees or management. While it has not done so in the past, the Governance and Nominating Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Agreement and Declaration of Trust and By laws of the Fund to be considered by the Governance and Nominating Committee. In evaluating a nominee recommended by a shareholder, the Governance and Nominating Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder’s candidate among the slate of nominees, the candidate’s name will be placed on the Fund’s proxy card. If the Governance and Nominating Committee, the Independent Trustees or the Board determines not to include such candidate among the Board’s designated nominees and the shareholder has satisfied the requirements of Rule 14a-8 under the Exchange Act, the shareholder’s candidate will be treated as a nominee of the shareholder who originally nominated the candidate.

The Governance and Nominating Committee initiated the recommendation of each of the non-interested nominees to serve as an Independent Trustee.

With respect to the re-nomination of an existing Independent Trustee, the Governance and Nominating Committee and the Independent Trustees Committee use the criteria and the principles set forth above, as revised from time to time, to guide the selection process.

The Governance and Nominating Committee followed its standard practices in identifying and recommending the Nominees. The Governance and Nominating Committee considered the experience and capabilities of the current Board members as a group, in order to identify a skill set and other characteristics that would be most complementary in a new Board member. The Governance and Nominating Committee then recommended to the Independent Trustees Committee that the Independent Trustee Nominees be nominated to serve as Board members, and the Independent Trustees

Committee, based on the recommendation of the Governance and Nominating Committee, nominated the Independent Trustee Nominees to serve as Board members.

Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o the Secretary of the Fund at the address on the notice of this Meeting. The Secretary may determine not to forward any communication to members of the Board that does not relate to the business of a Fund.

Valuation Committee: David R. Bock, Benjamin M. Friedman, Lorraine H. Monchak and Marguerite A. Piret (Chair).

The Valuation Committee, among other things, determines with the Adviser the value of securities under certain circumstances and considers other matters with respect to the valuation of securities, in each case in accordance with each Fund’s valuation procedures.

Policy Administration Committee: Thomas J. Perna (Chair), Margaret B.W. Graham and Fred J. Ricciardi.

The Policy Administration Committee, among other things, oversees and monitors each Fund’s compliance with legal and regulatory requirements that are not directly related to financial reporting, internal financial controls, independent audits or the performance of the Fund’s internal audit function. The Policy Administration Committee also oversees the adoption and implementation of certain of the Funds’ policies and procedures.

Oversight of Risk Management

Consistent with its responsibility for oversight of each Fund in the interests of shareholders, the Board of Trustees oversees risk management of each Fund’s investment management and business operations. In performing this oversight function, the Board considers various risks and risk management practices relating to the Funds. The Board has delegated certain aspects of its risk oversight responsibilities to the committees.

Each Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, enterprise risk, reputational risk, cybersecurity risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of a Fund.

Most of the Funds’ investment management and business operations are carried out by or through the Adviser, its affiliates, and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from each Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

Under the overall supervision of the Board or the applicable committee of the Board, each Fund, or the Adviser and the affiliates of the Adviser or other service providers to each Fund employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Funds’ and the Adviser’s chief compliance officer and the Adviser’s chief risk officer and director of internal audit, as well as various personnel of the Adviser, and the other service providers, make periodic reports to the applicable committee or to the Board with respect to various aspects of risk management, and the applicable committee of the Board reviews Financial Intermediary Controls and Compliance Assessment (FICCA) reports if available. The reports received by the Trustees related to risks typically are summaries of relevant information.

The Trustees recognize that not all risks that may affect a Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the Funds or the Adviser and its affiliates or other service providers. As a result of the foregoing and other factors, each Fund’s ability to manage risk is subject to substantial limitations.

In addition, it is important to note that each Fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Other Executive Officers

In addition to Ms. Jones, who serves as President of each Fund, the following table provides information with respect to the other executive officers of the Funds, including their ages, their positions held with the Funds and their principal occupations during the past five years (their titles may have varied during that period). Each executive officer is elected by the Board of Trustees and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. The mailing address of all officers of the Funds is 60 State Street, Boston, Massachusetts 02109.

Name, age and position with each Fund	Principal occupation(s)
Christopher J. Kelley (52) Secretary and Chief Legal Officer	Vice President and Associate General Counsel of the Adviser since January 2008 and Secretary and Chief Legal Officer of all of the Pioneer Funds since June 2010 (Assistant Secretary from September 2003 to May 2010); Vice President and Senior Counsel of the Adviser from July 2002 to December 2007
Carol B. Hannigan (55) Assistant Secretary	Fund Governance Director of the Adviser since December 2006 and Assistant Secretary of all the Pioneer Funds since June 2010; Manager — Fund Governance of the Adviser from December 2003 to November 2006; Senior Paralegal of the Adviser from January 2000 to November 2003
Thomas Reyes (54) Assistant Secretary	Senior Counsel of the Adviser since May 2013 and Assistant Secretary of all the Pioneer Funds since June 2010; Counsel of the Adviser from June 2007 to May 2013; Vice President and Counsel at State Street Bank from October 2004 to June 2007
Mark E. Bradley (56) Treasurer and Chief Financial and Accounting Officer	Vice President — Fund Treasury of the Adviser; and Treasurer of all of the Pioneer Funds since March 2008; Deputy Treasurer of the Adviser from March 2004 to February 2008; Assistant Treasurer of all of the Pioneer Funds from March 2004 to February 2008
Luis I. Presutti (51) Assistant Treasurer	Director — Fund Treasury of the Adviser; and Assistant Treasurer of all of the Pioneer Funds
Gary Sullivan (58) Assistant Treasurer	Fund Accounting Manager — Fund Treasury of the Adviser; and Assistant Treasurer of all of the Pioneer Funds
David F. Johnson (36) Assistant Treasurer	Fund Administration Manager — Fund Treasury since November 2008; Assistant Treasurer of all of the Pioneer Funds since January 2009; and Client Service Manager — Institutional Investor Services at State Street Bank from March 2003 to March 2007
Jean M. Bradley (64) Chief Compliance Officer	Chief Compliance Officer of the Adviser and of all the Pioneer Funds since March 2010; Director of Adviser and Portfolio Compliance at the Adviser since October 2005; Senior Compliance Officer for Columbia Management Advisers, Inc. from October 2003 to October 2005
Kelly O’Donnell (45) Anti-Money Laundering Officer	Director — Transfer Agency Compliance of the Adviser and Anti-Money Laundering Officer of all the Pioneer Funds since 2006

Except for the chief compliance officer, none of the officers receives compensation from the Funds, although officers may be reimbursed for reasonable travel expenses for attending meetings of the Board. The Funds pay a portion of the chief compliance officer’s compensation for her services as the Funds’ chief compliance officer. The Adviser pays the remaining portion of the chief compliance officer’s compensation.

Required Vote

Proposal 2, the election of the Nominees, must be approved by a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists. For a Trust that is made up of more than one Fund, the shareholders of all Funds within the Trust will vote together as a single class.

Your Board recommends that you vote “FOR” the election of each of the Nominees.

PROPOSAL 3 — TO CONVERT INVESTMENT OBJECTIVE(S) FROM FUNDAMENTAL TO NON-FUNDAMENTAL

(To be voted on by shareholders of Pioneer AMT-Free Municipal Fund, Pioneer Bond Fund, Pioneer Core Equity Fund, Pioneer Global High Yield Fund and Pioneer High Yield Fund only)

If shareholders of these Funds approve Proposal 3, the Fund’s investment objective or objectives will become non-fundamental, meaning that the investment objective or objectives may be changed without shareholder approval if the Fund’s Board believes that it is in the best interests of shareholders to do so.

The 1940 Act does not require that a Fund’s investment objective be fundamental, and, in fact, it is common for funds to have non-fundamental investment objectives. If a Fund’s investment objective is non-fundamental, the objective may be changed by the Fund’s Board if the Board determines that it is in the best interests of shareholders to do so.

If a Fund is able to change its investment objective or objectives without shareholder approval, the Fund will have flexibility to respond to changing conditions in a manner that the Fund’s Board determines to be in the best interests of Fund shareholders without the expense and delay of seeking further shareholder approval. As noted below, however, shareholders would be given prior notice of any change in the Fund’s investment objective or objectives.

There are no current plans to change the investment objective or objectives of Pioneer AMT-Free Municipal Fund, Pioneer Core Equity Fund, Pioneer Global High Yield Fund and Pioneer High Yield Fund. If shareholders of a Fund approve this proposal and the Fund’s Board thereafter decides to change the Fund’s investment objective, shareholders will be given prior written notice, typically at least 60 days in advance, of any material change in the Fund’s investment objective or objectives.

Shareholders of Pioneer Bond Fund are being asked in Proposal 4 to change the investment objectives of that Fund. Please note that if shareholders of Pioneer Bond Fund approve making the Fund’s investment objectives non-fundamental, as proposed in this Proposal 3, but do not approve the specific changes to the Fund’s investment objectives proposed in Proposal 4, the Fund’s current investment objectives will remain the same, but the Fund’s Board may consider a change to the Fund’s investment objectives in the future. In that circumstance, shareholders would be given prior written notice, typically at least 60 days in advance, of any material change in the Fund’s investment objectives.

Required Vote

To become effective with respect to a particular Fund, Proposal 3, the conversion of the Fund’s investment objective(s) from fundamental to non-fundamental, must be approved by a “1940 Act Majority Vote” of the outstanding voting securities of that Fund, as such term is defined above in “Vote Required and Manner of Voting Proxies.”

Your Board recommends that you vote “FOR” this proposal.

PROPOSAL 4 — TO CHANGE PIONEER BOND FUND’S INVESTMENT OBJECTIVES

(To be voted on by shareholders of Pioneer Bond Fund only)

If shareholders of Pioneer Bond Fund approve Proposal 4, the Fund’s current fundamental investment objectives would be changed. Pioneer Bond Fund’s current investment objectives are:

“To provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The Fund also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the portfolio.”

If this proposal is approved by shareholders, the Fund’s investment objectives would be changed to:

“The Fund seeks current income and total return.”

This change is intended to, among other things, convey more concisely Pioneer Bond Fund’s main investment goals. There are no current plans to change Pioneer Bond Fund’s principal investment strategies or investment practices, including the credit quality of its investments. Please note that the proposed change to the Fund’s investment objectives would make it easier for the credit quality of the Fund’s portfolio to be changed in the future.

Required Vote

To become effective, Proposal 4, changing the investment objectives of Pioneer Bond Fund, must be approved by a “1940 Act Majority Vote” of the outstanding voting securities of the Fund, as such term is defined above in “Vote Required and Manner of Voting Proxies.”

Your Board recommends that you vote “FOR” this proposal.

GENERAL

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at the Meeting will be available at the offices of the Funds, 60 State Street, Boston, Massachusetts 02109, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meeting.

Please vote promptly by signing and dating each enclosed proxy card and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to similarly providing voting instructions by telephone or over the Internet.

/s/ Christopher J. Kelley

Christopher J. Kelley

Secretary

March 20, 2017

PART II — ADDITIONAL INFORMATION

SECTION 1

FUNDS’ FISCAL YEAR ENDS AND ASSETS UNDER MANAGEMENT

Fund	Fiscal Year End	Net Assets (as of end of Fund’s last fiscal year) ($)
Open-End Funds
Pioneer Bond Fund	June 30	$3,945,127,270
Pioneer Emerging Markets Fund	November 30	$100,900,823
Pioneer Equity Income Fund	October 31	$1,715,827,408
Pioneer Fund	December 31	$4,699,532,705
Pioneer High Yield Fund	October 31	$1,100,234,775
Pioneer Solutions - Balanced Fund	July 31	$186,172,860
Pioneer Solutions - Conservative Fund	July 31	$64,185,865
Pioneer Solutions - Growth Fund	July 31	$319,908,359
Pioneer Mid Cap Value Fund	October 31	$904,711,093
Pioneer U.S. Government Money Market Fund	December 31	$314,845,422
Pioneer Real Estate Shares	December 31	$144,978,112
Pioneer AMT-Free Municipal Fund	December 31	$1,127,496,176
Pioneer Select Mid Cap Growth Fund	November 30	$1,284,257,250
Pioneer Disciplined Value Fund	August 31	$558,711,373
Pioneer Classic Balanced Fund	July 31	$291,485,911
Pioneer Multi-Asset Income Fund	July 31	$746,992,542
Pioneer Global Equity Fund	August 31	$160,737,971
Pioneer High Income Municipal Fund	August 31	$650,100,297
Pioneer Floating Rate Fund	October 31	$733,821,880
Pioneer Flexible Opportunities Fund	October 31	$691,223,154
Pioneer Global High Yield Fund	October 31	$665,163,505
Pioneer Global Multisector Income Fund	October 31	$28,716,355
Pioneer International Equity Fund	November 30	$150,120,313
Pioneer Dynamic Credit Fund	March 31	$295,252,742
Pioneer Fundamental Growth Fund	March 31	$3,561,935,404
Pioneer Multi-Asset Ultrashort Income Fund	March 31	$2,631,168,181
Pioneer Core Equity Fund	December 31	$1,494,138,895
Pioneer Disciplined Growth Fund	August 31	$1,057,232,601
Pioneer Short Term Income Fund	August 31	$575,020,572
Pioneer Strategic Income Fund	September 30	$6,215,673,709
Pioneer U.S. Corporate High Yield Fund	August 31	—
Closed-End Interval Fund
Pioneer ILS Interval Fund	October 31	$161,667,394
Closed-End Funds
Pioneer Diversified High Income Trust	April 30	$138,569,737
Pioneer Floating Rate Trust	November 30	$309,308,487
Pioneer High Income Trust	March 31	$271,899,835
Pioneer Municipal High Income Advantage Trust	March 31	$299,017,660
Pioneer Municipal High Income Trust	April 30	$307,026,620

SECTION 2

COMPENSATION OF TRUSTEES

The Independent Trustees review and set their compensation annually, taking into consideration the committee and other responsibilities assigned to specific Trustees. The compensation paid to the Trustees is then allocated among the Funds as follows:

•	each Fund with assets less than $250 million pays each Independent Trustee an annual fee of $1,000.

•	the remaining compensation of the Independent Trustees is allocated to each Fund with assets greater than $250 million based on the Fund’s net assets.

•	the Interested Trustees receive an annual fee of $500 from each fund, except in the case of Funds with net assets of $50 million or less, which pay each Interested Trustee an annual fee of $200. The Adviser reimburses these Funds for the fees paid to the Interested Trustees.

Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer’s compensation for her services as the Fund’s chief compliance officer. The Adviser pays the remaining portion of the chief compliance officer’s compensation.

The following table shows compensation paid to the Trustees/Nominees by each Fund and by all Funds in the Fund Complex during the Most Recent Year.

Fund	David R. Bock	Benjamin M. Friedman	Margaret B.W. Graham	Lisa M. Jones	Lorraine H. Monchak*	Thomas J. Perna	Marguerite A. Piret	Fred J. Ricciardi	Kenneth J. Taubes
Open-End Funds and Closed-End Interval Fund
Pioneer Bond Fund	$24,858.50	$24,771.84	$21,407.69	$0.00	$21,565.62	$29,887.55	$23,703.10	$19,450.81	$0.00
Pioneer Emerging Markets Fund	$1,000.00	$1,000.00	$1,000.00	$0.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$0.00
Pioneer Equity Income Fund	$10,141.43	$10,108.25	$8,817.62	$0.00	$8,880.53	$12,067.39	$9,699.01	$8,069.83	$0.00
Pioneer Fund	$30,249.17	$30,142.70	$26,039.62	$0.00	$26,203.44	$36,426.60	$28,829.62	$23,617.65	$0.00
Pioneer High Yield Fund	$6,656.84	$6,636.25	$5,843.01	$0.00	$5,874.19	$7,851.89	$6,382.23	$5,374.04	$0.00
Pioneer Solutions - Balanced Fund	$1,000.00	$1,000.00	$1,000.00	$0.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$0.00
Pioneer Solutions - Conservative Fund	$1,000.00	$1,000.00	$1,000.00	$0.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$0.00
Pioneer Solutions - Growth Fund	$1,441.64	$1,440.02	$1,378.66	$0.00	$1,380.29	$1,535.49	$1,420.12	$1,341.38	$0.00
Pioneer Mid Cap Value Fund	$5,450.83	$5,434.64	$4,809.02	$0.00	$4,835.67	$6,390.39	$5,234.99	$4,441.65	$0.00
Pioneer U.S. Government Money Market Fund	$1,458.49	$1,456.82	$1,392.69	$0.00	$1,394.98	$1,555.09	$1,436.21	$1,354.55	$0.00
Pioneer Real Estate Shares	$1,000.00	$1,000.00	$1,000.00	$0.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$0.00
Pioneer AMT-Free Municipal Fund	$7,293.19	$7,270.32	$6,384.60	$0.00	$6,424.33	$8,621.28	$6,988.33	$5,867.53	$0.00
Pioneer Select Mid Cap Growth Fund	$7,748.04	$7,723.49	$6,776.09	$0.00	$6,815.19	$9,172.97	$7,420.72	$6,218.66	$0.00
Pioneer Disciplined Value Fund	$3,182.56	$3,174.60	$2,869.78	$0.00	$2,880.01	$3,644.18	$3,076.40	$2,687.39	$0.00
Pioneer Classic Balanced Fund	$1,227.75	$1,226.92	$1,194.96	$0.00	$1,196.26	$1,276.14	$1,216.70	$1,176.07	$0.00
Pioneer Multi-Asset Income Fund	$4,294.28	$4,282.27	$3,821.82	$0.00	$3,838.00	$4,990.18	$4,134.18	$3,547.61	$0.00
Pioneer Global Equity Fund	$1,000.00	$1,000.00	$1,000.00	$0.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$0.00
Pioneer High Income Municipal Fund	$3,307.54	$3,299.15	$2,974.75	$0.00	$2,988.86	$3,794.91	$3,195.72	$2,784.87	$0.00
Pioneer Floating Rate Fund	$3,767.55	$3,757.51	$3,365.30	$0.00	$3,386.33	$4,348.49	$3,633.78	$3,140.54	$0.00

Fund	David R. Bock	Benjamin M. Friedman	Margaret B.W. Graham	Lisa M. Jones	Lorraine H. Monchak*	Thomas J. Perna	Marguerite A. Piret	Fred J. Ricciardi	Kenneth J. Taubes
Pioneer Flexible Opportunities Fund	$4,092.35	$4,081.08	$3,648.47	$0.00	$3,664.18	$4,746.99	$3,942.11	$3,391.09	$0.00
Pioneer Global High Yield Fund	$4,126.94	$4,115.52	$3,680.86	$0.00	$3,692.90	$4,787.82	$3,974.64	$3,418.37	$0.00
Pioneer Global Multisector Income Fund	$1,000.00	$1,000.00	$1,000.00	$0.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$0.00
Pioneer International Equity Fund	$1,000.00	$1,000.00	$1,000.00	$0.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$0.00
Pioneer Dynamic Credit Fund	$1,255.98	$1,255.03	$1,220.75	$0.00	$1,219.93	$1,310.16	$1,243.33	$1,198.07	$0.00
Pioneer Fundamental Growth Fund	$25,805.66	$25,715.85	$22,193.79	$0.00	$22,392.78	$31,018.39	$24,608.16	$20,187.49	$0.00
Pioneer Multi-Asset Ultrashort Income Fund	$17,110.79	$17,052.20	$14,785.66	$0.00	$14,884.39	$20,499.29	$16,329.59	$13,459.22	$0.00
Pioneer Core Equity Fund	$9,075.06	$9,045.67	$7,912.59	$0.00	$7,958.23	$10,779.13	$8,683.19	$7,244.48	$0.00
Pioneer Disciplined Growth Fund	$6,234.10	$6,215.05	$5,480.47	$0.00	$5,510.26	$7,339.31	$5,980.12	$5,047.45	$0.00
Pioneer Short Term Income Fund	$3,296.03	$3,287.66	$2,966.00	$0.00	$2,978.10	$3,781.08	$3,184.48	$2,775.02	$0.00
Pioneer Strategic Income Fund	$41,549.91	$41,402.21	$35,722.07	$0.00	$35,937.33	$50,112.42	$39,580.59	$32,356.07	$0.00
Pioneer U.S. Corporate High Yield Fund**	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Closed-End Interval Fund
Pioneer ILS Interval Fund	$1,000.00	$1,000.00	$1,000.00	$0.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$0.00
Closed-End Funds
Pioneer Diversified High Income Trust	$1,000.00	$1,000.00	$1,000.00	$0.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$0.00
Pioneer Floating Rate Trust	$2,313.49	$2,308.71	$2,124.07	$0.00	$2,131.96	$2,590.47	$2,249.79	$2,015.74	$0.00
Pioneer High Income Trust	$2,068.39	$2,064.51	$1,913.80	$0.00	$1,920.98	$2,293.44	$2,016.66	$1,826.33	$0.00
Pioneer Municipal High Income Advantage Trust	$2,330.55	$2,325.70	$2,139.52	$0.00	$2,146.37	$2,611.88	$2,265.93	$2,028.98	$0.00
Pioneer Municipal High Income Trust	$2,043.93	$2,039.13	$1,893.26	$0.00	$1,898.54	$2,263.52	$1,992.27	$1,806.53	$0.00
Total Compensation from Fund Complex	$253,250.00	$252,500.00	$223,500.00	$0.00	$224,750.00	$296,750.00	$243,250.00	$206,500.00	$0.00
Number of Funds Overseen by Trustee	49	49	49	5	49	49	49	49	49

*	Ms. Monchak is a Trustee of the closed-end Funds and a non-voting Advisory Trustee of the open-end Funds and Pioneer ILS Interval Fund.

**	Pioneer U.S. Corporate High Yield Fund commenced operations on January 1, 2017.

SECTION 3

EQUITY SECURITIES OWNED BY NOMINEES

The following table shows the amount of securities owned by the Nominees in the Funds that they oversee or are nominated to oversee as of December 31, 2016. Please note that the table does not include the amount of equity securities owned by the Nominees in Funds that they do not oversee or are not nominated to oversee.

Name of Trustee/Nominee	Fund Name (Dollar Range of Equity Securities in Fund)		Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by Nominee in Fund Complex
David R. Bock			Over $100,000
	Pioneer U.S. Government Money Market Fund	$1-$10,000
	Pioneer Equity Income Fund	Over $100,000
	Pioneer Disciplined Value Fund	$10,001-$50,000
	Pioneer Multi-Asset Income Fund	$10,001-$50,000
	Pioneer Global Equity Fund	$10,001-$50,000
	Pioneer Fundamental Growth Fund	$50,001-$100,000
	Pioneer Core Equity Fund	$50,001-$100,000
	Pioneer Strategic Income Fund	Over $100,000
Benjamin M. Friedman			Over $100,000
	Pioneer Fund	$50,001-$100,000
	Pioneer Emerging Markets Fund	$10,001-$50,000
	Pioneer Mid Cap Value Fund	$50,001-$100,000
	Pioneer Select Mid Cap Growth Fund	$10,001-$50,000
	Pioneer Disciplined Value Fund	Over $100,000
	Pioneer Fundamental Growth Fund	$50,001-$100,000
	Pioneer Core Equity Fund	$50,001-$100,000
	Pioneer Disciplined Growth Fund	$50,001-$100,000
	Pioneer Global Equity Fund	$50,001-$100,000
Margaret B.W. Graham			Over $100,000
	Pioneer Fund	$10,001-$50,000
	Pioneer Emerging Markets Fund	$1-$10,000
	Pioneer Equity Income Fund	$10,001-$50,000
	Pioneer High Yield Fund	$1-$10,000
	Pioneer Mid Cap Value Fund	$10,001-$50,000
	Pioneer Real Estate Shares	$1-$10,000
	Pioneer AMT-Free Municipal Fund	$1-$10,000
	Pioneer Select Mid Cap Growth Fund	$1-$10,000
	Pioneer Global High Yield Fund	$10,001-$50,000
	Pioneer Core Equity Fund	$10,001-$50,000
	Pioneer Disciplined Growth Fund	$10,001-$50,000
	Pioneer Strategic Income Fund	$10,001-$50,000
	Pioneer High Income Trust	$10,001-$50,000
	Pioneer Municipal High Income Trust	$1-$10,000
	Pioneer Municipal High Income Advantage Trust	$1-$10,000

Name of Trustee/Nominee	Fund Name (Dollar Range of Equity Securities in Fund)		Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by Nominee in Fund Complex
Lisa M. Jones			Over $100,000
	Pioneer Equity Income Fund	$50,001-$100,000
	Pioneer Fundamental Growth Fund	$50,001-$100,000
	Pioneer Dynamic Credit Fund	$50,001-$100,000
	Pioneer Core Equity Fund	$1-$10,000
	Pioneer Bond Fund	$1-$10,000
	Pioneer Strategic Income Fund	$1-$10,000
	Pioneer Flexible Opportunities Fund	$10,001-$50,000
	Pioneer Floating Rate Fund	$10,001-$50,000
Lorraine H. Monchak			Over $100,000
	Pioneer Global Equity Fund	$50,001-$100,000
	Pioneer Real Estate Fund	$50,001-$100,000
Thomas J. Perna			Over $100,000
	Pioneer Flexible Opportunities Fund	Over $100,000
Marguerite A. Piret			Over $100,000
	Pioneer Bond Fund	$10,001-$50,000
	Pioneer U.S. Government Money Market Fund	$10,001-$50,000
	Pioneer Fundamental Growth Fund	$1-$10,000
	Pioneer Equity Income Fund	$10,001-$50,000
	Pioneer Mid Cap Value Fund	$1-$10,000
	Pioneer International Equity Fund	$1-$10,000
	Pioneer Short Term Income Fund	$10,001-$50,000
	Pioneer Strategic Income Fund	$10,001-$50,000
Fred J. Ricciardi			Over $100,000
	Pioneer Fundamental Growth Fund	$50,001-$100,000
	Pioneer Disciplined Growth Fund	$50,001-$100,000
	Pioneer Global Equity Fund	Over $100,000
Kenneth J. Taubes			Over $100,000
	Pioneer Equity Income Fund	Over $100,000
	Pioneer High Yield Fund	Over $100,000
	Pioneer Fundamental Growth Fund	Over $100,000
	Pioneer Disciplined Growth Fund	Over $100,000
	Pioneer Core Equity Fund	Over $100,000
	Pioneer Floating Rate Fund	Over $100,000
	Pioneer Flexible Opportunities Fund	$50,001-$100,000
	Pioneer International Equity Fund	Over $100,000
	Pioneer Strategic Income Fund	Over $100,000
	Pioneer U.S. Government Money Market Fund	Over $100,000
	Pioneer Bond Fund	Over $100,000

SECTION 4

INFORMATION REGARDING CURRENT MANAGEMENT AGREEMENTS (DATES, APPROVALS, FEES)

The following table sets forth, with respect to each Fund’s Current Management Agreement, the date of the agreement, the date the agreement was last approved by the shareholders and the Board, and the fees payable to the Adviser.

Open-End Funds

Fund	Date of Current Management Agreement	Date Last Submitted for Shareholder Approval	Date Last Approved by Board	Fees (calculated as a percent per annum of the Fund’s average daily net assets)
Pioneer Bond Fund	7/1/08, as amended as of 11/12/13 (and as amended as of 7/1/14 to reflect reduction in management fee)	5/13/08	9/13/16	0.40%
Pioneer Emerging Markets Fund	7/1/08, as amended as of 11/12/13 (and as amended as of 12/1/13 to reflect reduction in management fee)	5/13/08	9/13/16	1.10% up to $1 Billion and 1.05% over $1 Billion.
Pioneer Equity Income Fund	7/1/08, as amended as of 11/12/13	5/13/08	9/13/16	0.60% up to $10 Billion; 0.575% over $10 Billion
Pioneer Fund	7/1/08, as amended as of 11/12/13	5/13/08	9/13/16	0.60% up to $7.5 Billion; 0.575% of next $2.5 Billion; 0.55% over $10 Billion; Maximum performance adjustment is +/- 0.10% over performance period
Pioneer High Yield Fund	7/1/08, as amended as of 11/12/13	6/19/08	9/13/16	0.70% up to $500 Million; 0.65% of next $500 Million; 0.60% of next $4 Billion; 0.55% of next $1 Billion; 0.50% of next $1 Billion; 0.45% of next $1 Billion; 0.40% of next $1 Billion; 0.35% of next $1 Billion; 0.30% over $10 Billion
Pioneer Solutions - Balanced Fund	7/1/08, as amended as of 11/12/13 (and as amended as of 11/17/14 to reflect reduction in management fee)	5/13/08	9/13/16	0.13% up to $2.5 Billion; 0.11% over $2.5 Billion up to $4 Billion; 0.10% over $4 Billion up to $5.5 Billion; 0.08% over $5.5 Billion
Pioneer Solutions - Conservative Fund	7/1/08, as amended as of 11/12/13 (and as amended as of 11/17/14 to reflect reduction in management fee)	5/13/08	9/13/16	0.13% up to $2.5 Billion; 0.11% over $2.5 Billion up to $4 Billion; 0.10% over $4 Billion up to $5.5 Billion; 0.08% over $5.5 Billion

Fund	Date of Current Management Agreement	Date Last Submitted for Shareholder Approval	Date Last Approved by Board	Fees (calculated as a percent per annum of the Fund’s average daily net assets)
Pioneer Solutions - Growth Fund	7/1/08, as amended as of 11/12/13 (and as amended as of 11/17/14 to reflect reduction in management fee)	5/13/08	9/13/16	0.13% up to $2.5 Billion; 0.11% over $2.5 Billion up to $4 Billion; 0.10% over $4 Billion up to $5.5 Billion; 0.08% over $5.5 Billion
Pioneer Mid Cap Value Fund	7/1/08, as amended as of 11/12/13	5/13/08	9/13/16	0.70% up to $500 Million; 0.65% of next $500 Million; 0.625% of the next $3 Billion; 0.60% over $4 Billion. Maximum performance adjustment of +/-0.10% over performance period
Pioneer U.S. Government Money Market Fund	7/1/08, as amended as of 11/12/13 (and as amended as of 1/15/13 to reflect reduction in management fee)	5/13/08	9/13/16	0.35% up to $1 Billion; 0.30% over $1 Billion
Pioneer Real Estate Shares	7/1/08, as amended as of 11/12/13 (and as amended as of 1/1/10 to reflect reduction in management fee)	5/13/08	9/13/16	0.80% up to $1 Billion; 0.75% over $1 Billion
Pioneer AMT-Free Municipal Fund	7/1/08, as amended as of 11/12/13	5/13/08	9/13/16	0.50% up to $250 Million; 0.45% of the next $500 Million; 0.40% over $750 Million
Pioneer Select Mid Cap Growth Fund	7/1/08, as amended as of 11/12/13 (and as amended as of 6/7/13 to reflect reduction in management fee)	5/13/08	9/13/16	0.625% up to $500 Million, 0.60% of the next $500 Million; 0.575% over $1 Billion
Pioneer Disciplined Value Fund	7/1/08, as amended as of 11/12/13 (and as amended as of 6/7/13 to reflect reduction in management fee)	5/13/08	9/13/16	0.65% up to $1 Billion; 0.60% of the next $2 Billion; 0.55% of the next $4.5 Billion; and 0.525% over $7.5 Billion
Pioneer Classic Balanced Fund	7/1/08, as amended as of 11/12/13	5/13/08	9/13/16	0.65% up to $1 Billion, 0.60% of the next $4 Billion; 0.55% over $5 Billion
Pioneer Multi-Asset Income Fund	9/28/11, as amended as of 11/12/13	*	9/13/16	0.50% up to $1 Billion; 0.45% over $1 Billion

Fund	Date of Current Management Agreement	Date Last Submitted for Shareholder Approval	Date Last Approved by Board	Fees (calculated as a percent per annum of the Fund’s average daily net assets)
Pioneer Global Equity Fund	7/1/08, as amended as of 11/12/13	5/13/08	9/13/16	0.75% up to $500 Million; 0.70% of the next $500 Million; 0.65% over $1 Billion
Pioneer High Income Municipal Fund	7/1/08, as amended as of 11/12/13	5/13/08	9/13/16	0.50% up to $500 Million; 0.475% of the next $500 Million; 0.45% over $1 Billion
Pioneer Floating Rate Fund	7/1/08, as amended as of 11/12/13	5/13/08	9/13/16	0.60% up to $500 Million; 0.55% over $500 Million
Pioneer Flexible Opportunities Fund	3/1/10, as amended as of 11/12/13	*	9/13/16	0.70%**
Pioneer Global High Yield Fund	7/1/08, as amended as of 11/12/13	6/19/08	9/13/16	0.70% up to $500 Million; 0.65% of the next $500 Million; 0.60% of the next $500 Million; 0.55% of the next $500 Million; 0.45% over $2 Billion
Pioneer Global Multisector Income Fund	7/1/08, as amended as of 11/12/13	*	9/13/16	0.50%
Pioneer International Equity Fund	7/1/08, as amended as of 11/12/13	5/13/08	9/13/16	0.85% up to $500 Million; 0.75% over $500 Million
Pioneer Dynamic Credit Fund	2/1/11, as amended as of 11/12/13	*	9/13/16	0.70% up to $1 Billion; 0.65% over $1 Billion
Pioneer Fundamental Growth Fund	7/1/08, as amended as of 11/12/13 (and as amended as of 3/5/10 to reflect reduction in management fee)	5/13/08	9/13/16	0.65% up to $1 Billion and 0.60% over $1 Billion
Pioneer Multi-Asset Ultrashort Income Fund	2/1/11, as amended as of 11/12/13 (and as amended as of 1/1/12 to reflect reduction in management fee)	*	9/13/16	0.35% up to $1 Billion; 0.30% over $1 Billion
Pioneer Core Equity Fund	6/7/13	5/7/13	9/13/16	0.50%
Pioneer Disciplined Growth Fund	7/1/08, as amended as of 11/12/13 (and as amended as of 6/7/13 to reflect reduction in management fee)	5/13/08	9/13/16	0.65% up to $1 Billion; 0.60% of the next $4 Billion; and 0.55% over $5 Billion

Fund	Date of Current Management Agreement	Date Last Submitted for Shareholder Approval	Date Last Approved by Board	Fees (calculated as a percent per annum of the Fund’s average daily net assets)
Pioneer Short Term Income Fund	7/1/08, as amended as of 11/12/13 (and as amended as of 1/15/13 to reflect reduction in management fee)	5/13/08	9/13/16	0.35% up to $1 Billion; 0.30% over $1 Billion
Pioneer Strategic Income Fund	7/1/08, as amended as of 11/12/13	5/13/08	9/13/16	0.60% up to $1 Billion; 0.55% of next $9 Billion; 0.50% over $10 Billion
Pioneer U.S. Corporate High Yield Fund	7/12/16	*	7/12/16	0.60% up to $1 Billion; 0.55% over $1 Billion

Closed-End Interval Fund

Fund	Date of Current Management Agreement	Date Last Submitted for Shareholder Approval	Date Last Approved by Board	Fees (calculated as a percent per annum of the Fund’s average daily net assets)
Pioneer ILS Interval Fund	12/4/14	*	9/13/16	1.75%

Closed-End Funds

Fund	Date of Current Management Agreement	Date Last Submitted for Shareholder Approval	Date Last Approved by Board	Fees (calculated as a percent per annum of the Fund’s average daily managed assets)
Pioneer Diversified High Income Trust	11/1/09	10/8/09	9/13/16	0.85%
Pioneer Floating Rate Trust	11/1/09	10/8/09	9/13/16	0.70%
Pioneer High Income Trust	11/1/09	10/8/09	9/13/16	0.60%
Pioneer Municipal High Income Advantage Trust	11/1/09	9/22/09	9/13/16	0.60%
Pioneer Municipal High Income Trust	11/1/09	9/22/09	9/13/16	0.60%

*	Approved by the sole initial shareholder prior to public offering of the Fund.

**	Pioneer Flexible Opportunities Fund may invest in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). To the extent the Fund invests in the Subsidiary, the Fund’s management fee shall be calculated as a percent per annum of the average daily net assets of the Fund, excluding assets invested in the Subsidiary and on which the Subsidiary pays a management fee pursuant to the Management Agreement between the Subsidiary and the Manager.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) for the classes of the Funds set forth below. Such expense limit arrangements will remain in effect following the completion of the Transaction through the dates set forth below. There can be no assurance that the Adviser will extend the expense limitations beyond such times. While in effect, the arrangement may be terminated for a class only by agreement of the Adviser and the Board of Trustees.

Fund	Class	Expense Limit	Expiration Date
Open-End Funds
Pioneer Bond Fund	A	0.85%	11/1/18
	R	1.10%	11/1/18
	T	0.85%	11/1/18
	Y	0.58%	11/1/18
Pioneer Emerging Markets Fund	A	1.95%	4/1/18
	C	2.85%	4/1/18
	R	2.20%	4/1/18
	T	1.95%	4/1/18
Pioneer Solutions – Balanced Fund*	A	0.70%	12/1/18
	C	1.45%	12/1/18
	R	0.90%	12/1/18
	T	0.70%	12/1/18
Pioneer Solutions – Conservative Fund*	A	0.70%	12/1/18
	C	1.45%	12/1/18
	R	0.90%	12/1/18
	T	0.70%	12/1/18
	Y	0.65%	12/1/18
Pioneer Solutions – Growth Fund*	A	0.70%	12/1/18
	C	1.45%	12/1/18
	R	0.90%	12/1/18
	T	0.70%	12/1/18
Pioneer AMT-Free Municipal Fund	A	0.82%	5/1/18
	T	0.82%	5/1/18
	Y	0.55%	5/1/18
Pioneer Disciplined Value Fund	A	1.20%	1/1/18
	C	2.10%	1/1/18
	R	1.40%	1/1/18
	T	1.20%	1/1/18
	Y	0.85%	1/1/18
Pioneer Classic Balanced Fund	A	1.16%	12/1/18
	K	0.90%	12/1/18
	R	1.30%	12/1/18
	T	1.16%	12/1/18
Pioneer Multi-Asset Income Fund	A	0.85%	12/1/18
	C	1.75%	12/1/17
	T	0.85%	12/1/18
	Y	0.65%	12/1/18

Fund	Class	Expense Limit	Expiration Date
Pioneer Global Equity Fund	A	1.30%	1/1/18
	C	2.20%	1/1/18
	K	0.80%	1/1/18
	R	1.55%	1/1/18
	T	1.30%	1/1/18
	Y	0.80%	1/1/18
Pioneer High Income Municipal Fund	A	0.90%	1/1/18
	T	0.90%	1/1/18
Pioneer Floating Rate Fund	Y	0.70%	3/1/18
Pioneer Flexible Opportunities Fund*	A	1.20%	3/1/18
	T	1.20%	3/1/18
	Y	0.90%	3/1/18
Pioneer Global Multisector Income Fund	A	1.00%	3/1/18
	C	1.90%	3/1/18
	T	1.00%	3/1/18
	Y	0.75%	3/1/18
Pioneer International Equity Fund	A	1.45%	4/1/18
	C	2.35%	4/1/18
	T	1.45%	4/1/18
Pioneer Dynamic Credit Fund	A	1.20%	8/1/18
	T	1.20%	8/1/18
	Y	0.85%	8/1/18
Pioneer Fundamental Growth Fund	A	1.09%	8/1/18
	R	1.40%	8/1/18
	T	1.09%	8/1/18
	Y	0.83%	8/1/18
Pioneer U.S. Corporate High Yield Fund	A	1.05%	1/1/18
	C	1.80%	1/1/18
	T	1.05%	1/1/18
	Y	0.75%	1/1/18
Closed-End Interval Fund
Pioneer ILS Interval Fund	—	1.99%	3/1/18

*	Expense limitation applies to the Fund’s direct ordinary operating expenses and not the expenses of the underlying funds.

SECTION 5

AMOUNTS PAID TO THE ADVISER AND AFFILIATES

The following table indicates amounts paid by each Fund to the Adviser or affiliates of the Adviser during the Fund’s last fiscal year. No Fund paid commissions to an affiliated broker for the Fund’s most recently completed fiscal year.

Fund	Gross Management Fees ($)	Net Management Fees ($)*	Administration Fees ($)	Distribution Fees ($)	Transfer Agency Fees ($)	Fiscal Year Ended
Open-End Funds
Pioneer Bond Fund	13,785,228	13,785,228	1,104,227	4,576,946	260,952	6/30/16
Pioneer Emerging Markets Fund	1,133,102	1,133,102	83,775	387,122	104,225	11/30/16
Pioneer Equity Income Fund	9,476,495	9,476,495	577,858	3,508,232	222,315	10/31/16
Pioneer Fund	24,130,266	24,130,266	2,388,862	12,272,859	2,628,055	12/31/16
Pioneer High Yield Fund	7,454,725	7,454,725	414,246	4,316,120	146,709	10/31/16
Pioneer Solutions - Balanced Fund	252,916	252,916	90,476	967,797	101,520	7/31/16
Pioneer Solutions - Conservative Fund	85,156	85,156	37,825	302,549	31,196	7/31/16
Pioneer Solutions - Growth Fund	430,249	430,249	156,517	1,436,462	246,741	7/31/16
Pioneer Mid Cap Value Fund	5,714,070	5,714,070	426,489	2,637,732	384,724	10/31/16
Pioneer U.S. Government Money Market Fund	1,111,265	627,305	206,718	383,444	180,733	12/31/16
Pioneer Real Estate Shares	1,289,284	1,289,284	92,171	383,356	71,640	12/31/16
Pioneer AMT-Free Municipal Fund	5,297,396	5,297,396	405,852	2,476,054	78,464	12/31/16
Pioneer Select Mid Cap Growth Fund	7,635,400	7,635,400	534,889	3,139,471	403,724	11/30/16
Pioneer Disciplined Value Fund	4,058,686	4,058,686	240,945	2,301,028	155,685	8/31/16
Pioneer Classic Balanced Fund	1,838,132	1,838,132	128,324	883,309	113,892	7/31/16
Pioneer Multi-Asset Income Fund	4,065,226	4,065,226	280,936	3,816,751	49,491	7/31/16
Pioneer Global Equity Fund	1,264,825	1,264,825	94,667	364,861	107,168	8/31/16
Pioneer High Income Municipal Fund	2,831,058	2,831,058	191,604	2,200,641	11,088	8/31/16
Pioneer Floating Rate Fund	3,799,573	3,799,573	226,599	1,336,367	21,344	10/31/16
Pioneer Flexible Opportunities Fund	5,094,875	5,094,875	263,660	2,417,153	40,132	10/31/16
Pioneer Global High Yield Fund	5,160,290	5,160,290	271,324	2,540,144	50,232	10/31/16
Pioneer Global Multisector Income Fund	139,555	139,555	31,093	75,710	7,286	10/31/16
Pioneer International Equity Fund	1,341,233	1,341,233	101,469	282,552	120,644	11/30/16
Pioneer Dynamic Credit Fund	3,033,511	3,033,511	144,355	732,895	26,455	3/31/16
Pioneer Fundamental Growth Fund	17,658,893	17,658,893	869,298	5,266,967	301,606	3/31/16
Pioneer Multi-Asset Ultrashort Income Fund	8,439,915	8,439,915	797,859	4,303,700	122,464	3/31/16
Pioneer Core Equity Fund	7,294,357	7,294,357	624,347	3,599,967	456,059	12/31/16
Pioneer Disciplined Growth Fund	6,730,613	6,730,613	509,474	2,667,286	825,687	8/31/16
Pioneer Short Term Income Fund	2,084,266	2,084,266	210,768	930,890	35,265	8/31/16
Pioneer Strategic Income Fund	36,000,980	36,000,980	2,061,654	13,922,385	236,391	9/30/16
Pioneer U.S. Corporate High Yield Fund**	0	0	0	0	0	—
Closed-End Interval Fund
Pioneer ILS Interval Fund	2,080,350	2,080,350	50,412	0	46,980	10/31/16

Fund	Gross Management Fees ($)	Net Management Fees ($)*	Administration Fees ($)	Distribution Fees ($)	Transfer Agency Fees ($)	Fiscal Year Ended
Closed-End Funds
Pioneer Diversified High Income Trust	1,729,061	1,729,061	118,651	0	4,270	4/30/16
Pioneer Floating Rate Trust	3,132,041	3,132,041	248,306	0	7,010	11/30/16
Pioneer High Income Trust	2,720,522	2,720,522	115,611	0	16,716	3/31/16
Pioneer Municipal High Income Advantage Trust	2,663,057	2,663,057	241,261	0	16,503	3/31/16
Pioneer Municipal High Income Trust	2,417,037	2,417,037	223,291	0	15,286	4/30/16

*	Amounts shown under Net Management Fees reflect the effect of contractual expense limitations for certain Funds.

**	Pioneer U.S. Corporate High Yield Fund commenced operations on January 1, 2017.

SECTION 6

OTHER FUNDS ADVISED BY THE ADVISER

The following table lists certain information regarding funds for which the Adviser provides investment advisory services, other than the Funds that are addressed in this Joint Proxy Statement.

Fund	Net Assets (as of end of fund’s last fiscal year) ($)	Management Fee (as a percentage of average daily net assets) (%)
FUNDS FOR WHICH THE ADVISER ACTS AS INVESTMENT ADVISER
Pioneer Bond VCT Portfolio	143,926,630	0.40%*
Pioneer Emerging Markets VCT Portfolio	24,699,001	1.10%
Pioneer Equity Income VCT Portfolio	361,931,870	0.65% up to $1 Billion; 0.60% over $1 Billion
Pioneer Fund VCT Portfolio	136,954,862	0.65%
Pioneer High Yield VCT Portfolio	60,481,790	0.65% up to $1 Billion; 0.60% over $1 Billion
Pioneer Mid Cap Value VCT Portfolio	362,951,574	0.65%
Pioneer Real Estate Shares VCT Portfolio	37,108,866	0.80% up to $500 Million; 0.75% over $500 Million
Pioneer Select Mid Cap Growth VCT Portfolio	109,926,480	0.74%
Pioneer Strategic Income VCT Portfolio	44,909,829	0.65%*
FUNDS FOR WHICH THE ADVISER ACTS AS INVESTMENT SUB-ADVISER
Great-West Multi-Manager Large Cap Growth Fund	391,931,895	0.300% up to $500 Million; 0.240% of the next $500 Million; 0.225% over $1 Billion
VY Pioneer High Yield Portfolio	103,710,247	0.300% up to $500 Million; 0.250% over $500 Million

*	The Adviser contractually has agreed to cap total expenses under this management agreement.

SECTION 7

5% SHARE OWNERSHIP AND NUMBER OF SHARES OUTSTANDING

As of February 28, 2017, to the best knowledge of each Fund, the following persons owned of record the amounts indicated of the shares of the class of the Fund indicated. The table also lists, as of February 28, 2017, the total number of shares outstanding for each class of each Fund.

Fund	Class	5% Ownership				Total Number of Shares in Class
		Name	Address	Percent of Class Owned	Number of Shares Owned
Open-End Funds
Pioneer Bond Fund	A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	MUTUAL FUND ADMINISTRATION 98856 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	28.61%	35,011,345.742	122,366,419.254
	A	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	10.24%	12,535,914.716
	A	AMERICAN UNITED LIFE AUL GROUP RETIREMENT ANNUITY	ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	5.47%	6,692,480.810
	C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	MUTUAL FUND ADMINISTRATION 97JL1 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	31.38%	3,679,179.249	11,725,019.438
	C	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	10.97%	1,285,681.894
	C	LPL FINANCIAL—OMNIBUS CUSTOMER ACCOUNT—	ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	6.59%	772,561.460
	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET ST SAINT LOUIS MO 63103-2523	6.09%	714,160.114
	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT	880 CARILLON PKWY ST PETERSBURG FL 33716-1102	5.95%	697,711.731
	C	PERSHING LLC	1 PERSHING PLZ JERSEY CITY NJ 07399-0001	5.17%	606,486.400
	K	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	30.17%	14,452,379.284	47,910,236.028
	K	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	12.40%	5,938,761.861
	K	VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY	ONE ORANGE WAY B3N WINDSOR CT 06095-4773	9.31%	4,458,646.254

Fund	Class	5% Ownership				Total Number of Shares in Class
		Name	Address	Percent of Class Owned	Number of Shares Owned
	K	GREAT-WEST TRUST COMPANY LLC TTEE EMPLOYEE BENEFITS CLIENTS 401K	8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	5.44%	2,606,144.800
	R	SAMMONS FINANCIAL NETWORK LLC	4546 CORPORATE DR STE 100 WDM IA 50266-5911	31.11%	5,517,261.441	17,737,096.566
	R	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	19.98%	3,543,447.760
	R	STATE STREET BANK & TRUST AS TTEE AND /OR CUST FBO ADP ACCESS PRODUCT	1 LINCOLN ST BOSTON MA 02111-2901	15.94%	2,828,142.547
	R	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	8.38%	1,486,292.632
	R	VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY	ONE ORANGE WAY B3N WINDSOR CT 06095-4773	8.35%	1,480,254.375
	Y	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	16.68%	41,580,278.685	249,292,342.243
	Y	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	15.20%	37,897,053.786
	Y	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	9.38%	23,386,335.240
	Y	CHARLES SCHWAB & CO INC EXCLUSIVE BENEFIT OF ITS CUST	ATTN: MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	5.91%	14,728,582.391
Pioneer Emerging Markets Fund	A	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT	ATTN: UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	9.54%	365,805.810	3,833,120.372
	A	TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT D	4333 EDGEWOOD RD NE MS 4410 CEDAR RAPIDS IA 52499-0001	6.71%	257,221.127
	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET ST SAINT LOUIS MO 63103-2523	11.96%	95,347.332	797,264.640
	C	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	7.64%	60,881.082

Fund	Class	5% Ownership				Total Number of Shares in Class
		Name	Address	Percent of Class Owned	Number of Shares Owned
	R	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT	ATTN: UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	67.48%	837,078.837	1,240,403.568
	R	RELIANCE TRUST CO FBO MASSMUTUAL OMNIBUS PLL/SMF	PO BOX 48529 ATLANTA GA 30362-1529	7.59%	94,089.235
	Y	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET ST SAINT LOUIS MO 63103-2523	27.86%	53,964.943	193,732.202
	Y	CHARLES SCHWAB & CO INC EXCLUSIVE BENEFIT OF ITS CUST	ATTN: MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	23.10%	44,746.448
	Y	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	19.81%	38,371.429
	Y	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	11.29%	21,864.328
Pioneer Equity Income Fund	A	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	6.13%	1,587,841.055	25,918,333.204
	A	PERSHING LLC	1 PERSHING PLZ JERSEY CITY NJ 07399-0001	5.49%	1,422,219.964
	C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	MUTUAL FUND ADMINISTRATION 97JH7 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	15.74%	757,113.605	4,811,498.317
	C	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	12.68%	610,112.254
	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET ST SAINT LOUIS MO 63103-2523	9.56%	460,192.650
	C	PERSHING LLC	1 PERSHING PLZ JERSEY CITY NJ 07399-0001	8.08%	388,980.630
	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT	880 CARILLON PKWY ST PETERSBURG FL 33716-1102	7.90%	379,981.638
	C	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	5.72%	275,399.342
	K	VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY	ONE ORANGE WAY B3N WINDSOR CT 06095-4773	40.86%	710,859.049	1,739,729.350

Fund	Class	5% Ownership				Total Number of Shares in Class
		Name	Address	Percent of Class Owned	Number of Shares Owned
	K	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	39.04%	679,261.648
	K	VOYA INSTITUTIONAL TRUST COMPANY TRUSTEE AGREEMENT AND AETNA 403(B) (7) CUSTODIAL ACCT 3-26-97 TRUSTEE FOR THOMAS J BOTTICELLI DTD 4-22-9	PO BOX 990065 HARTFORD CT 06199-0065	5.22%	90,865.715
	K	CHARLES SCHWAB & CO INC	ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	5.15%	89,558.283
	R	VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY	ONE ORANGE WAY B3N WINDSOR CT 06095-4773	40.23%	1,151,565.918	2,862,181.375
	R	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	18.43%	527,474.182
	R	SAMMONS FINANCIAL NETWORK LLC	4546 CORPORATE DR STE 100 WDM IA 50266-5911	14.96%	428,246.917
	Y	CHARLES SCHWAB & CO, INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS	ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	15.20%	3,825,083.176	25,171,039.779
	Y	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	10.58%	2,663,160.457
	Y	VOYA INSTITUTIONAL TRUST COMPANY TRUSTEE AGREEMENT AND AETNA 403(B) CUSTODIAL ACCT 3/26/97 TRUSTEE FOR THOMAS J BOTTICELLI DTD 04/22/1996	PO BOX 990065 HARTFORD CT 06199-0065	9.85%	2,480,254.294
	Y	PERSHING LLC	1 PERSHING PLZ JERSEY CITY NJ 07399-0001	9.53%	2,399,547.136
	Y	VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY	ONE ORANGE WAY B3N WINDSOR CT 06095-4773	9.36%	2,356,508.010
	Y	AMERICAN UNITED LIFE AUL AMERICAN UNIT INVESTMENT TRUST	ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	5.09%	1,282,228.981

Fund	Class	5% Ownership				Total Number of Shares in Class
		Name	Address	Percent of Class Owned	Number of Shares Owned
Pioneer Fund	A			N/A		150,678,890.670
	C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	MUTUAL FUND ADMINISTRATION 97KS3 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	29.92%	1,226,632.010	4,100,131.355
	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET ST SAINT LOUIS MO 63103-2523	5.28%	216,620.894
	C	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	5.10%	209,094.892
	R	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT	ATTN: UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	45.73%	803,136.889	1,756,285.219
	R	VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY	ONE ORANGE WAY B3N WINDSOR CT 06095-4773	25.33%	444,864.485
	Y	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET ST SAINT LOUIS MO 63103-2523	17.73%	669,856.467	3,778,515.216
	Y	BROWN BROTHERS HARRIMAN & CO AS CUSTODIAN	ATTN INVESTMENT FUNDS GLOBAL DISTRIBUTION CENTER 525 WASHINGTON BLVD JERSEY CITY NJ 07310-1606	13.12%	495,572.880
	Y	CHARLES SCHWAB & CO, INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS	ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	11.14%	421,074.156
	Y	VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY	ONE ORANGE WAY B3N WINDSOR CT 06095-4773	8.29%	313,251.534
	Y	VOYA INSTITUTIONAL TRUST COMPANY TRUSTEE AGREEMENT AND AETNA 403(B) CUSTODIAL ACCT 3/26/97 TRUSTEE FOR THOMAS J BOTTICELLI DTD 04/22/1996	PO BOX 990065 HARTFORD CT 06199-0065	7.42%	280,458.150
	Y	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	7.08%	267,629.165
	Y	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	6.34%	239,439.691

Fund	Class	5% Ownership				Total Number of Shares in Class
		Name	Address	Percent of Class Owned	Number of Shares Owned
Pioneer High Yield Fund	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET ST SAINT LOUIS MO 63103-2523	8.44%	4,757,231.969	56,355,710.087
	A	PERSHING LLC	1 PERSHING PLZ JERSEY CITY NJ 07399-0001	8.20%	4,620,371.485
	A	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	7.76%	4,375,134.041
	A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	MUTUAL FUND ADMINISTRATION 9EKL5 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	5.77%	3,249,245.532
	A	LPL FINANCIAL —OMNIBUS CUSTOMER ACCOUNT—	ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	5.61%	3,159,300.534
	C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	MUTUAL FUND ADMINISTRATION 9EKL7 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	19.40%	4,927,355.186	25,394,952.447
	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET ST SAINT LOUIS MO 63103-2523	16.82%	4,270,475.687
	C	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	12.94%	3,287,205.317
	C	PERSHING LLC	1 PERSHING PLZ JERSEY CITY NJ 07399-0001	6.52%	1,656,610.592
	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT	880 CARILLON PKWY ST PETERSBURG FL 33716-1102	6.12%	1,555,316.157
	C	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	5.91%	1,500,994.453
	C	LPL FINANCIAL —OMNIBUS CUSTOMER ACCOUNT—	ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	5.44%	1,381,309.650
	C	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	5.31%	1,347,409.234
	R	VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY	ONE ORANGE WAY B3N WINDSOR CT 06095-4773	29.09%	779,557.886	2,679,619.300
	R	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT	ATTN: UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	23.18%	621,138.691

Fund	Class	5% Ownership				Total Number of Shares in Class
		Name	Address	Percent of Class Owned	Number of Shares Owned
	R	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	13.23%	354,459.385
	R	SAMMONS FINANCIAL NETWORK LLC	4546 CORPORATE DR STE 100 WDM IA 50266-5911	9.21%	246,800.944
	R	RELIANCE TRUST CO FBO MASSMUTUAL OMNIBUS PLL/SMF	PO BOX 48529 ATLANTA GA 30362-1529	5.85%	156,739.099
	Y	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	32.11%	7,394,698.531	23,026,017.533
	Y	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET ST SAINT LOUIS MO 63103-2523	18.33%	4,220,064.834
	Y	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	8.22%	1,892,344.710
	Y	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	6.92%	1,592,966.023
Pioneer Solutions - Balanced Fund	A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT	880 CARILLON PKWY ST PETERSBURG FL 33716-1102	6.57%	664,916.728	10,121,809.654
	C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	13.46%	688,979.399	5,119,980.974
	R	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	41.76%	1,017.230	2,435.962
	R	PIONEER INVESTMENT MANAGEMENT USA INC	ATTN CORPORATE ACCOUNTING 60 STATE ST BOSTON MA 02109-1800	32.22%	784.929
	R	A/C CHERYL E GOODWIN PIM TTEE FBO COVENANT HEALTH NETWORK PSRP	4610 W WHISPERING WIND DR GLENDALE AZ 85310-3042	26.02%	633.803
	Y	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	42.40%	32,074.587	75,654.194
	Y	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET ST SAINT LOUIS MO 63103-2523	26.64%	20,153.073

Fund	Class	5% Ownership				Total Number of Shares in Class
		Name	Address	Percent of Class Owned	Number of Shares Owned
	Y	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	12.20%	9,227.719
	Y	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS	501 N BROADWAY SAINT LOUIS MO 63102-2188	8.10%	6,129.924
Pioneer Solutions - Conservative Fund	A			N/A		4,231,763.754
	C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	10.20%	156,170.679	1,530,481.520
	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT	880 CARILLON PKWY ST PETERSBURG FL 33716-1102	7.67%	117,395.093
	C	PERSHING LLC	1 PERSHING PLZ JERSEY CITY NJ 07399-0001	5.98%	91,501.694
	R	PIONEER INVESTMENT MANAGEMENT USA INC	ATTN CORPORATE ACCOUNTING 60 STATE ST BOSTON MA 02109-1800	100.00%	851.789	851.789
	Y	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	49.23%	5,558.420	11,290.441
	Y	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS	501 N BROADWAY SAINT LOUIS MO 63102-2188	22.40%	2,529.195
	Y	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	18.45%	2,082.701
	Y	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	9.92%	1,120.125
Pioneer Solutions - Growth Fund	A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT	880 CARILLON PKWY ST PETERSBURG FL 33716-1102	6.25%	1,167,572.309	18,669,282.157
	C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	15.76%	910,351.301	5,776,351.762
	R	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	67.36%	1,497.945	2,223.634
	R	PIONEER INVESTMENT MANAGEMENT USA INC	ATTN CORPORATE ACCOUNTING 60 STATE ST BOSTON MA 02109-1800	32.64%	725.689

Fund	Class	5% Ownership				Total Number of Shares in Class
		Name	Address	Percent of Class Owned	Number of Shares Owned
	Y	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	23.96%	21,972.821	91,714.647
	Y	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET ST SAINT LOUIS MO 63103-2523	20.40%	18,712.309
	Y	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	20.11%	18,442.592
	Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT	880 CARILLON PKWY ST PETERSBURG FL 33716-1102	16.50%	15,135.660
	Y	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	10.43%	9,562.603
	Y	LPL FINANCIAL —OMNIBUS CUSTOMER ACCOUNT—	ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	7.79%	7,141.960
Pioneer Mid Cap Value Fund	A			N/A		34,509,693.124
	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT	880 CARILLON PKWY ST PETERSBURG FL 33716-1102	10.51%	334,701.062	3,185,730.078
	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET ST SAINT LOUIS MO 63103-2523	10.46%	333,181.024
	C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS MUTUAL FUND ADMINISTRATION 97JL3	4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	9.97%	317,757.370
	C	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	7.85%	250,119.706
	C	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	7.06%	224,782.225
	C	PERSHING LLC	1 PERSHING PLZ JERSEY CITY NJ 07399-0001	6.05%	192,706.582
	K	BROWN BROTHERS HARRIMAN AND COMPANY AS CUSTODIAN	525 WASHINGTON BLVD JERSEY CITY NJ 07310-1606	69.86%	779,974.000	1,116,507.000

Fund	Class	5% Ownership				Total Number of Shares in Class
		Name	Address	Percent of Class Owned	Number of Shares Owned
	K	BROWN BROTHERS HARRIMAN AND COMPANY AS CUSTODIAN	525 WASHINGTON BLVD JERSEY CITY NJ 07310-1606	26.79%	299,074.000
	R	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT	ATTN: UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	45.70%	295,152.717	645,916.783
	R	VOYA INSTITUTIONAL TRUST COMPANY TRUSTEE AGREEMENT AND AETNA 403(B) CUSTODIAL ACCT 3/26/97 TRUSTEE FOR THOMAS J BOTTICELLI DTD 04/22/1996	PO BOX 990065 HARTFORD CT 06199-0065	7.98%	51,534.553
	Y	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	12.36%	174,867.959	1,415,094.968
	Y	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	11.85%	167,738.898
	Y	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	11.85%	167,664.432
	Y	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET ST SAINT LOUIS MO 63103-2523	11.50%	162,785.047
	Y	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	8.27%	117,048.748
	Y	PERSHING LLC	1 PERSHING PLZ JERSEY CITY NJ 07399-0001	6.80%	96,284.692
	Y	ATTN NPIO TRADE DESK DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS	711 HIGH ST DES MOINES IA 50392-0001	6.18%	87,488.971
	Y	VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY	ONE ORANGE WAY B3N WINDSOR CT 06095-4773	5.06%	71,578.377
Pioneer U.S. Government Money Market Fund	A	BNY MELLON DISTRIBUTORS INC PRIMERICA FINANCIAL SERVICES	760 MOORE RD KING OF PRUSSIA PA 19406-1212	5.39%	13,099,470.872	243,011,312.527
	Y	PIONEER FUNDS DISTRIBUTOR INC	ATTN CORPORATE ACCOUNTING 60 STATE STREET 13TH FL BOSTON MA 02109-1800	51.22%	33,000,000.000	64,426,825.405

Fund	Class	5% Ownership				Total Number of Shares in Class
		Name	Address	Percent of Class Owned	Number of Shares Owned
	Y	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	48.27%	31,101,859.964
Pioneer Real Estate Shares	A	PERSHING LLC	1 PERSHING PLZ JERSEY CITY NJ 07399-0001	6.73%	249,590.637	3,711,347.467
	A	BNY MELLON DISTRIBUTORS INC PRIMERICA FINANCIAL SERVICES	760 MOORE RD KING OF PRUSSIA PA 19406-1212	5.24%	194,365.594
	A	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	11.11%	57,154.863
	A	PERSHING LLC	1 PERSHING PLZ JERSEY CITY NJ 07399-0001	8.91%	45,858.284
	A	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	6.05%	31,113.603
	C	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	11.11%	57,154.863	514,481.187
	C	PERSHING LLC	1 PERSHING PLZ JERSEY CITY NJ 07399-0001	8.91%	45,858.284
	C	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	6.05%	31,113.603
	Y	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	25.16%	258,274.393	1,026,571.322
	Y	FIFTH THIRD BANK TTEE FBO MIDWESTONE BANK	5001 KINGSLEY DR DEPT 3385 CINCINNATI OH 45227-1114	15.61%	160,205.784
	Y	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	13.20%	135,553.638
	Y	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET ST SAINT LOUIS MO 63103-2523	10.28%	105,490.412
	Y	PERSHING LLC	1 PERSHING PLZ JERSEY CITY NJ 07399-0001	6.86%	70,404.325
Pioneer AMT-Free Municipal Fund	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET ST SAINT LOUIS MO 63103-2523	7.37%	3,534,627.178	47,985,971.024

Fund	Class	5% Ownership				Total Number of Shares in Class
		Name	Address	Percent of Class Owned	Number of Shares Owned
	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	6.21%	2,981,137.400
	C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	19.39%	812,735.458	4,190,620.441
	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET ST SAINT LOUIS MO 63103-2523	18.34%	768,646.680
	C	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	17.57%	736,223.301
	C	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	9.81%	410,898.359
	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT	880 CARILLON PKWY ST PETERSBURG FL 33716-1102	8.56%	358,905.387
	C	PERSHING LLC	1 PERSHING PLZ JERSEY CITY NJ 07399-0001	7.01%	293,689.338
	Y	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	70.61%	23,777,977.796	33,676,055.479
	Y	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	8.00%	2,693,294.298
Pioneer Select Mid Cap Growth Fund	A			N/A		26,587,023.604
	C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	17.91%	378,380.462	2,112,885.743
	C	CHARLES SCHWAB & CO INC EXCLUSIVE BENEFIT OF ITS CUST	ATTN: MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	7.84%	165,576.513
	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT	880 CARILLON PKWY ST PETERSBURG FL 33716-1102	6.79%	143,451.008
	C	PERSHING LLC	1 PERSHING PLZ JERSEY CITY NJ 07399-0001	6.13%	129,578.232
	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET ST SAINT LOUIS MO 63103-2523	5.30%	112,028.170

Fund	Class	5% Ownership				Total Number of Shares in Class
		Name	Address	Percent of Class Owned	Number of Shares Owned
	K	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL REPSOL USA 401 (K) PLAN	2455 TECHNOLOGY FOREST BLVD THE WOODLANDS TX 77381-5205	49.28%	184,320.555	374,018.457
	K	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	22.30%	83,391.636
	K	SAXON & CO. FBO VI OMNIBUS ACCOUNT VICA	P O BOX 77780-1888 PHILADELPHIA PA 19182-0001	12.57%	47,007.714
	K	CHARLES SCHWAB & CO INC	ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	5.94%	22,211.619
	R	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	71.17%	773,900.774	1,087,441.992
	R	ATTN NPIO TRADE DESK DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS	711 HIGH ST DES MOINES IA 50392-0001	10.97%	119,343.371
	Y	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	43.02%	2,535,160.065	5,893,069.594
	Y	C/O FASCORE LLC WELLS FARGO BNK NA FBO WELLSPAN RSP	8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	10.42%	614,043.029
	Y	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING	P O BOX 182029 COLUMBUS OH 43218-2029	9.65%	568,632.219
Pioneer Disciplined Value Fund	A	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	10.64%	2,119,651.502	19,913,182.812
	A	PERSHING LLC	1 PERSHING PLZ JERSEY CITY NJ 07399-0001	6.93%	1,379,008.494
	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	5.16%	1,027,428.775
	C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	18.27%	1,365,738.994	7,473,778.478
	C	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	13.02%	973,018.303

Fund	Class	5% Ownership				Total Number of Shares in Class
		Name	Address	Percent of Class Owned	Number of Shares Owned
	C	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	8.72%	652,010.128
	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT	880 CARILLON PKWY ST PETERSBURG FL 33716-1102	8.45%	631,426.963
	C	PERSHING LLC	1 PERSHING PLZ JERSEY CITY NJ 07399-0001	7.81%	583,561.571
	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET ST SAINT LOUIS MO 63103-2523	7.78%	581,433.329
	C	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	5.46%	407,782.061
	C	LPL FINANCIAL—OMNIBUS CUSTOMER ACCOUNT—	ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	5.24%	391,466.539
	R	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT	ATTN: UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	30.34%	245,527.556	809,157.428
	R	STATE STREET BANK & TRUST CO FBO ADP/MS DW ALLIANCE MORGAN STANLEY SMITH BARNEY	1 LINCOLN ST ATTN: DCS BOSTON MA 02111-2900	5.30%	42,888.502
	Y	BROWN BROTHERS HARRIMAN & CO AS CUSTODIAN	140 BROADWAY NEW YORK NY 10005-1108	18.61%	1,708,557.000	9,180,162.352
	Y	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	18.48%	1,696,191.250
	Y	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET ST SAINT LOUIS MO 63103-2523	12.31%	1,129,675.479
	Y	BROWN BROTHERS HARRIMAN & CO AS CUSTODIAN	140 BROADWAY NEW YORK NY 10005-1108	7.03%	645,082.000
	Y	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY	1295 STATE ST SPRINGFIELD MA 01111-0001	6.82%	626,495.571
	Y	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	6.64%	609,657.122
	Y	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	5.95%	546,519.378

Fund	Class	5% Ownership				Total Number of Shares in Class
		Name	Address	Percent of Class Owned	Number of Shares Owned
Pioneer Classic Balanced Fund	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	8.12%	1,548,654.889	19,065,665.353
	A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT	880 CARILLON PKWY ST PETERSBURG FL 33716-1102	7.97%	1,518,781.407
	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET ST SAINT LOUIS MO 63103-2523	6.84%	1,303,923.307
	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET ST SAINT LOUIS MO 63103-2523	13.37%	688,605.710	5,151,079.940
	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT	880 CARILLON PKWY ST PETERSBURG FL 33716-1102	11.45%	589,606.384
	C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	8.72%	449,277.682
	C	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	5.17%	266,100.512
	K	PIONEER INVESTMENT MANAGEMENT USA INC	ATTN CORPORATE ACCOUNTING 60 STATE ST BOSTON MA 02109-1800	100.00%	11,222.238	11,222.238
	R	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	85.67%	2,575,312.634	3,006,055.754
	R	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	14.27%	428,931.469
	Y	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	25.65%	936,767.976	3,651,999.446
	Y	ASCENSUS TRUST COMPANY FBO WARRIOR TRACTOR & EQUIPMENT 401(K)	PO BOX 10758 FARGO ND 58106-0758	17.34%	633,383.285

Fund	Class	5% Ownership				Total Number of Shares in Class
		Name	Address	Percent of Class Owned	Number of Shares Owned
	Y	ATTN DC PLAN ADMIN MS N-1-G MERCER TRUST CO CUST FBO REGIONS FINANCIAL CORPORATION SUPPLEMENTAL 401K PLAN	1 INVESTORS WAY NORWOOD MA 02062-1599	10.10%	368,895.631
	Y	ASCENSUS TRUST COMPANY FBO MORRIS &AMP DICKSON CO., LTD 401(K)	PO BOX 10758 FARGO ND 58106-0758	5.02%	183,323.749
Pioneer Multi-Asset Income Fund	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET ST SAINT LOUIS MO 63103-2523	18.97%	3,756,036.806	19,799,970.951
	A	PERSHING LLC	1 PERSHING PLZ JERSEY CITY NJ 07399-0001	14.24%	2,820,001.803
	A	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	9.94%	1,967,597.119
	A	LPL FINANCIAL —OMNIBUS CUSTOMER ACCOUNT—	ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	7.00%	1,386,574.244
	A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT	880 CARILLON PKWY ST PETERSBURG FL 33716-1102	6.99%	1,384,083.616
	A	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	6.99%	1,383,096.413
	A	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS	501 N BROADWAY SAINT LOUIS MO 63102-2188	5.61%	1,111,123.391
	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET ST SAINT LOUIS MO 63103-2523	25.55%	6,719,723.129	26,295,899.168
	C	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	17.45%	4,588,244.460
	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT	880 CARILLON PKWY ST PETERSBURG FL 33716-1102	13.86%	3,643,777.086
	C	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS	501 N BROADWAY SAINT LOUIS MO 63102-2188	8.41%	2,212,728.816

Fund	Class	5% Ownership				Total Number of Shares in Class
		Name	Address	Percent of Class Owned	Number of Shares Owned
	C	LPL FINANCIAL —OMNIBUS CUSTOMER ACCOUNT—	ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	6.23%	1,639,108.300
	C	PERSHING LLC	1 PERSHING PLZ JERSEY CITY NJ 07399-0001	6.13%	1,612,931.943
	C	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	5.53%	1,454,341.727
	K	GREAT-WEST TRUST COMPANY LLC TTEE EMPLOYEE BENEFITS CLIENTS 401K-F	8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	100.00%	46,400.376	46,400.376
	R	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	81.47%	120,947.491	148,458.716
	R	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	11.80%	17,519.027
	Y	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET ST SAINT LOUIS MO 63103-2523	24.85%	5,049,896.816	20,317,839.991
	Y	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	19.14%	3,888,046.790
	Y	LPL FINANCIAL —OMNIBUS CUSTOMER ACCOUNT—	ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	13.13%	2,668,285.976
	Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT	880 CARILLON PKWY ST PETERSBURG FL 33716-1102	9.79%	1,988,776.040
	Y	PERSHING LLC	1 PERSHING PLZ JERSEY CITY NJ 07399-0001	8.74%	1,775,794.129
	Y	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	8.53%	1,733,378.758
	Y	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	6.35%	1,289,445.100
Pioneer Global Equity Fund	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET ST SAINT LOUIS MO 63103-2523	5.45%	274,375.348	5,032,249.151

Fund	Class	5% Ownership				Total Number of Shares in Class
		Name	Address	Percent of Class Owned	Number of Shares Owned
	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET ST SAINT LOUIS MO 63103-2523	7.94%	68,095.252	857,583.576
	C	LPL FINANCIAL —OMNIBUS CUSTOMER ACCOUNT—	ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	5.87%	50,372.197
	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT	880 CARILLON PKWY ST PETERSBURG FL 33716-1102	5.27%	45,156.848
	K	BROWN BROTHERS HARRIMAN AND COMPANY AS CUSTODIAN	525 WASHINGTON BLVD JERSEY CITY NJ 07310-1606	66.66%	2,510,481.000	3,766,247.000
	K	BROWN BROTHERS HARRIMAN AND COMPANY AS CUSTODIAN	525 WASHINGTON BLVD JERSEY CITY NJ 07310-1606	28.95%	1,090,384.000
	R	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	100.00%	1,202,027.159	1,202,027.159
	Y	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET ST SAINT LOUIS MO 63103-2523	29.76%	150,900.756	507,042.970
	Y	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	16.45%	83,416.381
	Y	LPL FINANCIAL —OMNIBUS CUSTOMER ACCOUNT—	ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	10.70%	54,274.689
	Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT	880 CARILLON PKWY ST PETERSBURG FL 33716-1102	9.91%	50,232.608
	Y	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	8.43%	42,748.961
	Y	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	6.74%	34,188.248
	Y	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	5.57%	28,250.932

Fund	Class	5% Ownership				Total Number of Shares in Class
		Name	Address	Percent of Class Owned	Number of Shares Owned
Pioneer High Income Municipal Fund	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET ST SAINT LOUIS MO 63103-2523	15.90%	5,590,876.998	35,170,758.738
	A	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	14.12%	4,964,621.219
	A	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	11.51%	4,048,414.347
	A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	9.09%	3,196,165.219
	A	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS	ATTN MUTUAL FUND OPS MANAGER 60 SOUTH SIXTH STREET-P08 MINNEAPOLIS MN 55402-4413	7.63%	2,683,212.115
	A	PERSHING LLC	1 PERSHING PLZ JERSEY CITY NJ 07399-0001	7.18%	2,526,339.018
	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET ST SAINT LOUIS MO 63103-2523	19.34%	3,904,546.094	20,186,948.043
	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT	880 CARILLON PKWY ST PETERSBURG FL 33716-1102	16.95%	3,422,365.146
	C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	16.05%	3,239,068.634
	C	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	15.72%	3,173,732.108
	C	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	9.93%	2,004,669.034
	C	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS	501 N BROADWAY SAINT LOUIS MO 63102-2188	5.32%	1,073,220.877
	C	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	5.09%	1,026,965.886

Fund	Class	5% Ownership				Total Number of Shares in Class
		Name	Address	Percent of Class Owned	Number of Shares Owned
	Y	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	36.99%	8,507,155.455	23,001,139.637
	Y	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET ST SAINT LOUIS MO 63103-2523	21.40%	4,923,128.099
	Y	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	11.74%	2,700,248.031
	Y	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	11.27%	2,592,453.776
Pioneer Floating Rate Fund	A	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	25.32%	7,520,305.593	29,696,764.373
	A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT	880 CARILLON PKWY ST PETERSBURG FL 33716-1102	19.63%	5,830,224.715
	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET ST SAINT LOUIS MO 63103-2523	10.74%	3,190,118.798
	A	LPL FINANCIAL —OMNIBUS CUSTOMER ACCOUNT—	ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	6.44%	1,912,451.747
	A	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	5.23%	1,553,738.420
	C	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	31.50%	4,045,152.664	12,840,699.786
	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET ST SAINT LOUIS MO 63103-2523	10.77%	1,383,321.984
	C	LPL FINANCIAL —OMNIBUS CUSTOMER ACCOUNT—	ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	7.28%	934,877.690

Fund	Class	5% Ownership				Total Number of Shares in Class
		Name	Address	Percent of Class Owned	Number of Shares Owned
	C	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	7.03%	902,521.494
	C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	6.68%	857,644.748
	C	PERSHING LLC	1 PERSHING PLZ JERSEY CITY NJ 07399-0001	6.21%	797,425.751
	K	BROWN BROTHERS HARRIMAN AND COMPANY AS CUSTODIAN	525 WASHINGTON BLVD JERSEY CITY NJ 07310-1606	100.00%	34,709.000	34,709.000
	Y	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	49.10%	39,310,018.664	80,060,125.624
	Y	CHARLES SCHWAB & CO INC EXCLUSIVE BENEFIT OF ITS CUST	ATTN: MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	11.86%	9,492,804.040
	Y	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	9.41%	7,533,428.426
	Y	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET ST SAINT LOUIS MO 63103-2523	8.53%	6,831,483.050
	Y	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	5.14%	4,117,638.089
Pioneer Flexible Opportunities Fund	A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	12.61%	1,462,037.781	11,593,484.033
	A	PERSHING LLC	1 PERSHING PLZ JERSEY CITY NJ 07399-0001	11.55%	1,339,150.226
	A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT	880 CARILLON PKWY ST PETERSBURG FL 33716-1102	10.92%	1,265,993.502
	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET ST SAINT LOUIS MO 63103-2523	10.20%	1,182,485.609
	A	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	9.81%	1,137,306.757

Fund	Class	5% Ownership				Total Number of Shares in Class
		Name	Address	Percent of Class Owned	Number of Shares Owned
	A	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	8.67%	1,004,678.848
	A	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	5.60%	648,741.744
	C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	21.77%	2,900,852.384	13,324,707.138
	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET ST SAINT LOUIS MO 63103-2523	14.15%	1,884,804.342
	C	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	11.98%	1,596,571.492
	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT	880 CARILLON PKWY ST PETERSBURG FL 33716-1102	10.44%	1,391,743.797
	C	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	8.49%	1,131,811.862
	C	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	5.98%	797,329.418
	C	PERSHING LLC	1 PERSHING PLZ JERSEY CITY NJ 07399-0001	5.04%	671,198.606
	C	LPL FINANCIAL —OMNIBUS CUSTOMER ACCOUNT—	ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	5.01%	667,832.709
	R	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	77.60%	16,849.408	21,713.039
	R	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	22.40%	4,863.631
	Y	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	16.17%	4,263,645.268	26,369,128.942

Fund	Class	5% Ownership				Total Number of Shares in Class
		Name	Address	Percent of Class Owned	Number of Shares Owned
	Y	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	15.09%	3,977,942.046
	Y	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET ST SAINT LOUIS MO 63103-2523	13.14%	3,463,736.946
	Y	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	9.48%	2,500,280.022
	Y	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL HARTFORD HEALTHCARE 401(K)	SYSTEM SUPPORT OFFICE 389 JOHN DOWNEY DR NEW BRITAIN CT 06051-2924	8.33%	2,195,451.352
	Y	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	8.30%	2,188,596.702
	Y	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL HARTFORD HEALTHCARE	181 PATRICIA M GENOVA DR STE 4 NEWINGTON CT 06111-1545	7.16%	1,889,065.326
Pioneer Global High Yield Fund	A	PERSHING LLC	1 PERSHING PLZ JERSEY CITY NJ 07399-0001	15.13%	3,270,361.470	21,608,910.044
	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET ST SAINT LOUIS MO 63103-2523	13.13%	2,838,263.743
	A	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	8.27%	1,787,620.162
	A	LPL FINANCIAL —OMNIBUS CUSTOMER ACCOUNT—	ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	7.87%	1,700,855.276
	A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	5.98%	1,292,066.238
	A	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	5.47%	1,182,560.427
	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET ST SAINT LOUIS MO 63103-2523	18.13%	3,518,489.445	19,404,551.373

Fund	Class	5% Ownership				Total Number of Shares in Class
		Name	Address	Percent of Class Owned	Number of Shares Owned
	C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS MUTUAL FUND ADMINISTRATION	4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	15.60%	3,026,276.375
	C	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	11.41%	2,214,868.828
	C	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	10.16%	1,971,004.683
	C	LPL FINANCIAL —OMNIBUS CUSTOMER ACCOUNT—	ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	8.21%	1,593,605.462
	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT	880 CARILLON PKWY ST PETERSBURG FL 33716-1102	7.81%	1,514,820.380
	C	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	6.63%	1,286,639.886
	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS	ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	5.21%	1,011,580.161
	Y	PERSHING LLC	1 PERSHING PLZ JERSEY CITY NJ 07399-0001	23.10%	7,288,203.248	31,551,426.909
	Y	LPL FINANCIAL —OMNIBUS CUSTOMER ACCOUNT—	ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	13.15%	4,147,866.330
	Y	CHARLES SCHWAB & CO INC EXCLUSIVE BENEFIT OF ITS CUST	ATTN: MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	11.74%	3,702,974.486
	Y	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET ST SAINT LOUIS MO 63103-2523	10.57%	3,336,289.143
	Y	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	9.66%	3,049,116.438
	Y	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	6.03%	1,902,278.433
	Y	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	5.90%	1,861,658.459
	Y	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS	PO BOX 2226 OMAHA NE 68103-2226	5.22%	1,646,630.839

Fund	Class	5% Ownership				Total Number of Shares in Class
		Name	Address	Percent of Class Owned	Number of Shares Owned
Pioneer Global Multisector Income Fund	A	PIONEER INVESTMENT MANAGEMENT USA INC	ATTN CORPORATE ACCOUNTING 60 STATE ST BOSTON MA 02109-1800	46.48%	1,081,124.483	2,326,004.182
	A	PATTERSON & CO FBO KNOX COUNTY ASSET ACCUM PLAN	1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	22.88%	532,173.582
	C	PIONEER INVESTMENT MANAGEMENT USA INC	ATTN CORPORATE ACCOUNTING 60 STATE ST BOSTON MA 02109-1800	68.34%	622,490.208	910,829.069
	Y	PIONEER INVESTMENT MANAGEMENT USA INC	ATTN CORPORATE ACCOUNTING 60 STATE ST BOSTON MA 02109-1800	65.43%	1,095,573.274	1,674,425.291
	Y	BROWN BROTHERS HARRIMAN AND COMPANY AS CUSTODIAN	525 WASHINGTON BLVD JERSEY CITY NJ 07310-1606	18.43%	308,605.891
	Y	BROWN BROTHERS HARRIMAN AND COMPAN AS CUSTODIAN	525 WASHINGTON BLVD JERSEY CITY NJ 07310-1606	6.94%	116,159.862
Pioneer International Equity Fund	A			N/A		3,333,759.796
	C			N/A		540,171.310
	Y	BROWN BROTHERS HARRIMAN & CO AS CUST	525 WASHINGTON BLVD JERSEY CITY NJ 07310-1606	61.43%	2,336,636.241	3,804,036.023
	Y	BROWN BROTHERS HARRIMAN & CO AS CUST	525 WASHINGTON BLVD JERSEY CITY NJ 07310-1606	31.23%	1,188,148.382
Pioneer Dynamic Credit Fund	A	PERSHING LLC	1 PERSHING PLZ JERSEY CITY NJ 07399-0001	20.78%	799,227.371	3,846,258.269
	A	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	17.62%	677,804.884
	A	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	10.54%	405,467.266
	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET ST SAINT LOUIS MO 63103-2523	7.79%	299,546.197
	A	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	7.15%	275,000.955
	A	LPL FINANCIAL—OMNIBUS CUSTOMER ACCOUNT—	ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	6.06%	233,242.236
	A	CHARLES SCHWAB & CO INC EXCLUSIVE BENEFIT OF ITS CUST ATTN: MUTUAL FUND DEPT	211 MAIN ST SAN FRANCISCO CA 94105-1905	5.70%	219,361.688

Fund	Class	5% Ownership				Total Number of Shares in Class
		Name	Address	Percent of Class Owned	Number of Shares Owned
	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET ST SAINT LOUIS MO 63103-2523	19.72%	814,994.983	4,133,307.655
	C	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	15.50%	640,823.756
	C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	13.11%	541,889.479
	C	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	11.50%	475,343.499
	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT	880 CARILLON PKWY ST PETERSBURG FL 33716-1102	10.71%	442,496.723
	C	LPL FINANCIAL—OMNIBUS CUSTOMER ACCOUNT—	ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	10.29%	425,191.819
	C	PERSHING LLC	1 PERSHING PLZ JERSEY CITY NJ 07399-0001	5.32%	220,044.882
	Y	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	24.65%	5,164,428.467	20,949,343.581
	Y	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	17.71%	3,709,522.078
	Y	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	11.27%	2,360,970.385
	Y	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET ST SAINT LOUIS MO 63103-2523	10.44%	2,187,548.460
	Y	CHARLES SCHWAB & CO INC EXCLUSIVE BENEFIT OF ITS CUST	ATTN: MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	8.35%	1,749,695.731
	Y	LPL FINANCIAL—OMNIBUS CUSTOMER ACCOUNT—	ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	5.66%	1,186,575.902
	Y	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	5.12%	1,072,028.021

Fund	Class	5% Ownership				Total Number of Shares in Class
		Name	Address	Percent of Class Owned	Number of Shares Owned
Pioneer Fundamental Growth Fund	A	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	19.30%	11,754,696.185	60,909,063.146
	A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	14.19%	8,642,752.359
	A	PERSHING LLC	1 PERSHING PLZ JERSEY CITY NJ 07399-0001	7.24%	4,409,114.205
	A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT	880 CARILLON PKWY ST PETERSBURG FL 33716-1102	6.47%	3,941,898.309
	C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	16.48%	4,041,931.617	24,520,164.541
	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET ST SAINT LOUIS MO 63103-2523	14.47%	3,548,548.010
		MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	13.40%	3,285,118.978
	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT	880 CARILLON PKWY ST PETERSBURG FL 33716-1102	12.86%	3,153,472.491
	C	PERSHING LLC	1 PERSHING PLZ JERSEY CITY NJ 07399-0001	5.59%	1,370,134.763
	C	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	5.49%	1,346,446.712
	C	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	5.49%	1,345,847.420
	K	VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY	ONE ORANGE WAY B3N WINDSOR CT 06095-4773	14.28%	2,488,192.929	17,422,911.980
	K	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	13.13%	2,288,202.048
	K	ATTN NPIO TRADE DESK DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS	711 HIGH ST DES MOINES IA 50392-0001	5.07%	883,982.378

Fund	Class	5% Ownership				Total Number of Shares in Class
		Name	Address	Percent of Class Owned	Number of Shares Owned
	R	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	43.57%	2,517,268.853	5,777,848.157
	R	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT	ATTN: UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	17.50%	1,011,002.342
	R	SAMMONS FINANCIAL NETWORK LLC	4546 CORPORATE DR STE 100 WDM IA 50266-5911	7.33%	423,436.043
	R	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY	1295 STATE ST MIP M200-INVST SPRINGFIELD MA 01111-0002	7.14%	412,587.281
	Y	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	13.61%	19,940,370.537	146,479,016.937
	Y	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	9.83%	14,399,325.729
	Y	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS MUTUAL FUND ADMINISTRATION	4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	9.50%	13,921,297.154
	Y	CHARLES SCHWAB & CO INC EXCLUSIVE BENEFIT OF ITS CUST	ATTN: MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	9.23%	13,512,823.273
	Y	LPL FINANCIAL—OMNIBUS CUSTOMER ACCOUNT—	ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	8.66%	12,685,896.352
	Y	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET ST SAINT LOUIS MO 63103-2523	6.95%	10,178,240.832
	Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT	880 CARILLON PKWY ST PETERSBURG FL 33716-1102	6.80%	9,953,465.970
Pioneer Multi-Asset Ultrashort Income Fund	A	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	38.18%	29,107,767.397	76,229,608.706
	A	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	11.93%	9,090,967.444
	A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS	ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	11.38%	8,675,132.119

Fund	Class	5% Ownership				Total Number of Shares in Class
		Name	Address	Percent of Class Owned	Number of Shares Owned
	A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	8.11%	6,185,821.035
	A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT	880 CARILLON PKWY ST PETERSBURG FL 33716-1102	5.77%	4,401,856.127
	C	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	45.44%	25,510,210.489	56,138,582.723
	C	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	10.68%	5,997,644.046
	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT	880 CARILLON PKWY ST PETERSBURG FL 33716-1102	9.07%	5,093,687.814
	C2	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	52.55%	506,274.753	963,484.443
	C2	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET ST SAINT LOUIS MO 63103-2523	47.45%	457,209.690
	K	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	47.65%	2,824,006.971	5,926,478.653
	K	TEXAS TREASURY SAFEKEEPING TRUST C DTD 10/29/1986	208 E 10TH STREET 4TH FLOOR AUSTIN TX 78701-2407	42.28%	2,505,835.958
	K	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS	PO BOX 2226 OMAHA NE 68103-2226	9.81%	581,409.730
	Y	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	40.27%	69,843,836.628	173,451,904.978
	Y	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	10.48%	18,169,864.440
	Y	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET ST SAINT LOUIS MO 63103-2523	10.24%	17,758,272.768

Fund	Class	5% Ownership				Total Number of Shares in Class
		Name	Address	Percent of Class Owned	Number of Shares Owned
	Y	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	9.21%	15,977,152.001
	Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT	880 CARILLON PKWY ST PETERSBURG FL 33716-1102	5.54%	9,609,052.668
Pioneer Core Equity Fund	A	BNY MELLON DISTRIBUTORS INC PRIMERICA FINANCIAL SERVICES	760 MOORE RD KING OF PRUSSIA PA 19406-1212	28.04%	22,005,311.979	78,477,396.775
	C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	MUTUAL FUND ADMINISTRATION 97KS5 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	8.68%	71,217.404	820,492.485
	C	LPL FINANCIAL —OMNIBUS CUSTOMER ACCOUNT—	ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	7.79%	63,927.623
	Y	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	33.77%	833,195.224	2,467,400.588
	Y	BROWN BROTHERS HARRIMAN & CO AS CUSTODIAN	ATTN INVESTMENT FUNDS GLOBAL DISTRIBUTION CENTER 525 WASHINGTON BLVD JERSEY CITY NJ 07310-1606	28.77%	709,759.020
	Y	BROWN BROTHERS HARRIMAN & CO AS CUSTODIAN	ATTN INVESTMENT FUNDS GLOBAL DISTRIBUTION CENTER 525 WASHINGTON BLVD JERSEY CITY NJ 07310-1606	10.68%	263,416.161
	Y	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	6.68%	164,710.464
Pioneer Disciplined Growth Fund	A			N/A		59,966,477.702
	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET ST SAINT LOUIS MO 63103-2523	6.45%	84,426.672	1,308,928.090
	C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	5.65%	73,963.680
	Y	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	68.37%	1,752,556.243	2,563,477.000

Fund	Class	5% Ownership				Total Number of Shares in Class
		Name	Address	Percent of Class Owned	Number of Shares Owned
	Y	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	6.90%	176,778.366
	Y	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET ST SAINT LOUIS MO 63103-2523	6.58%	168,779.238
Pioneer Short Term Income Fund	A	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	15.16%	2,748,060.247	18,125,423.040
	A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	11.18%	2,026,457.786
	A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT	880 CARILLON PKWY ST PETERSBURG FL 33716-1102	10.39%	1,883,726.686
	A	PERSHING LLC	1 PERSHING PLZ JERSEY CITY NJ 07399-0001	8.37%	1,517,899.137
	A	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	7.59%	1,375,337.392
	A	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	7.10%	1,286,141.639
	A	CHARLES SCHWAB & CO INC EXCLUSIVE BENEFIT OF ITS CUST	ATTN: MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	6.18%	1,119,542.288
	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET ST SAINT LOUIS MO 63103-2523	5.27%	954,933.656
	C	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	24.35%	2,166,679.985	8,898,664.198
	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET ST SAINT LOUIS MO 63103-2523	18.06%	1,606,709.968
	C	LPL FINANCIAL—OMNIBUS CUSTOMER ACCOUNT—	ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	12.22%	1,087,436.363
	C	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	7.13%	634,263.137

Fund	Class	5% Ownership				Total Number of Shares in Class
		Name	Address	Percent of Class Owned	Number of Shares Owned
	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT	880 CARILLON PKWY ST PETERSBURG FL 33716-1102	6.20%	551,579.784
	C	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	5.07%	451,496.890
	C2	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	58.27%	170,764.927	293,072.713
	C2	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET ST SAINT LOUIS MO 63103-2523	41.73%	122,307.786
	K	MAC & CO A/C ATTN MUTUAL FUND OPS	500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	54.51%	887,095.801	1,627,521.279
	K	MAC & CO A/C ATTN MUTUAL FUND OPS	500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	38.52%	626,959.248
	Y	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	21.38%	6,440,495.587	30,127,006.742
	Y	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	19.14%	5,767,742.528
	Y	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	9.62%	2,897,300.879
	Y	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET ST SAINT LOUIS MO 63103-2523	9.45%	2,847,158.671
	Y	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	9.12%	2,747,142.115
	Y	PERSHING LLC	1 PERSHING PLZ JERSEY CITY NJ 07399-0001	6.47%	1,949,988.038
	Y	CHARLES SCHWAB & CO, INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS	ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	5.42%	1,634,190.821
	Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT	880 CARILLON PKWY ST PETERSBURG FL 33716-1102	5.34%	1,608,264.485

Fund	Class	5% Ownership				Total Number of Shares in Class
		Name	Address	Percent of Class Owned	Number of Shares Owned
Pioneer Strategic Income Fund	A	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	10.89%	12,206,583.983	112,095,949.778
	A	PERSHING LLC	1 PERSHING PLZ JERSEY CITY NJ 07399-0001	10.59%	11,872,874.545
	A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS	ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	10.53%	11,805,357.681
	A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	MUTUAL FUND ADMINISTRATION 9EGB7 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	9.57%	10,727,322.014
	A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT	880 CARILLON PKWY ST PETERSBURG FL 33716-1102	5.17%	5,798,660.304
	C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	MUTUAL FUND ADMINISTRATION 9EGB9 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	26.27%	20,563,247.098	78,284,285.691
	C	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	14.87%	11,640,091.419
	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET ST SAINT LOUIS MO 63103-2523	12.02%	9,409,935.907
	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT	880 CARILLON PKWY ST PETERSBURG FL 33716-1102	10.99%	8,602,440.595
	C	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	7.84%	6,139,760.743
	C	PERSHING LLC	1 PERSHING PLZ JERSEY CITY NJ 07399-0001	5.82%	4,558,846.681
	K	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	15.59%	4,598,651.932	29,505,455.662
	K	VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY	ONE ORANGE WAY B3N WINDSOR CT 06095-4773	13.11%	3,868,399.984
	K	ATTN NPIO TRADE DESK DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS	711 HIGH ST DES MOINES IA 50392-0001	8.53%	2,516,090.920

Fund	Class	5% Ownership				Total Number of Shares in Class
		Name	Address	Percent of Class Owned	Number of Shares Owned
	K	WABANK & CO FBO WABANK & CO	PO BOX 648 WAUKESHA WI 53187-0648	6.87%	2,027,735.236
	K	MAC & CO A/C ATTN MUTUAL FUND OPS	500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	6.55%	1,932,262.817
	K	MAC & CO A/C ATTN MUTUAL FUND OPS	500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	5.43%	1,602,747.332
	R	VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY	ONE ORANGE WAY B3N WINDSOR CT 06095-4773	26.26%	5,493,792.503	20,921,181.319
	R	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT	ATTN: UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	24.69%	5,164,725.249
	R	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	24.15%	5,052,772.205
	R	SAMMONS FINANCIAL NETWORK LLC	4546 CORPORATE DR STE 100 WDM IA 50266-5911	7.03%	1,470,896.859
	Y	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	18.03%	55,717,581.070	309,056,914.611
	Y	PERSHING LLC	1 PERSHING PLZ JERSEY CITY NJ 07399-0001	12.61%	38,973,120.406
	Y	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	10.77%	33,287,486.777
	Y	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS	ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	10.25%	31,674,929.860
	Y	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	10.19%	31,493,087.915
	Y	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	9.49%	29,332,570.655
	Y	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET ST SAINT LOUIS MO 63103-2523	8.40%	25,945,801.669
Pioneer U.S. Corporate High Yield Fund	A	PIONEER INVESTMENT MANAGEMENT USA INC	ATTN CORPORATE ACCOUNTING 60 STATE ST BOSTON MA 02109-1800	100.00%	200,769.986	200,769.986

Fund	Class	5% Ownership				Total Number of Shares in Class
		Name	Address	Percent of Class Owned	Number of Shares Owned
	C	PIONEER INVESTMENT MANAGEMENT USA INC	ATTN CORPORATE ACCOUNTING 60 STATE ST BOSTON MA 02109-1800	100.00%	100,323.783	100,323.783
	Y	PIONEER INVESTMENT MANAGEMENT USA INC	ATTN CORPORATE ACCOUNTING 60 STATE ST BOSTON MA 02109-1800	100.00%	200,810.647	200,810.647
Closed-End Interval Fund
Pioneer ILS Interval Fund	Common Shares	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS	ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	46.68%	11,408,917.480	24,440,691.994
Closed-End Funds
Pioneer Diversified High Income Trust	Common Shares	CEDE & CO (FAST ACCOUNT)	PO BOX 20 BOWLING GREEN STATION NEW YORK, NY 10004-1408	99.97%	8,331,732.000	8,333,969.000
Pioneer Floating Rate Trust	Common Shares	CEDE & CO (FAST ACCOUNT)	P O BOX 20 BOWLING GREEN STATION NEW YORK, NY 10004-1408	99.99%	24,738,083.000	24,740,035.000
Pioneer High Income Trust	Common Shares	CEDE & CO (FAST ACCOUNT)	P O BOX 20 BOWLING GREEN STATION NEW YORK, NY 10004-1408	99.78%	29,178,965.000	29,244,405.000
Pioneer Municipal High Income Advantage Trust	Common Shares	CEDE & CO (FAST ACCOUNT)	P O BOX 20 BOWLING GREEN STATION NEW YORK, NY 10004-1408	99.87%	23,874,839.000	23,905,737.000
	Preferred Shares— Series A	CROSS POINT CAPITAL, LLC	6230 FAIRVIEW ROAD SUITE 210 CHARLOTTE, NC 28244	100.00%	3,000.000	3,000.000
	Preferred Shares— Series B	CROSS POINT CAPITAL, LLC	6230 FAIRVIEW ROAD SUITE 210 CHARLOTTE, NC 28244	100.00%	3,000.000	3,000.000
Pioneer Municipal High Income Trust	Common Shares	CEDE & CO (FAST ACCOUNT)	P O BOX 20 BOWLING GREEN STATION NEW YORK, NY 10004-1408	99.95%	22,762,684.000	22,775,187.000
	Preferred Shares— Series A	CROSS POINT CAPITAL, LLC	6230 FAIRVIEW ROAD SUITE 210 CHARLOTTE, NC 28244	100.00%	2,000.000	2,000.000
	Preferred Shares— Series B	CROSS POINT CAPITAL, LLC	6230 FAIRVIEW ROAD SUITE 210 CHARLOTTE, NC 28244	100.00%	2,040.000	2,040.000

SECTION 8

SUBMISSION OF SHAREHOLDER PROPOSALS

Open-End Funds and Pioneer Interval Fund:

The Funds do not hold annual meetings of shareholders. A shareholder proposal intended to be presented at a future special meeting of shareholders of a Fund must be received at the offices of the Fund, 60 State Street, Boston, Massachusetts 02109, at a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

Closed-End Funds:

Under Rule 14a-8 of the Exchange Act (relating to shareholder proposals), any shareholder proposal that may properly be included in the Fund’s proxy statement for the 2017 annual meeting, must be received by the Secretary of the Fund at the Fund’s principal offices at 60 State Street, Boston, Massachusetts 02109 at least 120 calendar days prior to the anniversary of the date of mailing of the Fund’s proxy statement for the 2016 annual meeting, or on or before April 6, 2017. A proposal that is not to be included in a Fund’s proxy statement may be made at the 2017 annual meeting for such Fund only if it is received by the Secretary of the Fund at the Fund’s principal offices at 60 State Street, Boston, Massachusetts 02109 not more than 120 days and at least 90 days before the anniversary date of the mailing of the Fund’s proxy materials for the 2016 annual meeting provided, however, that in the event that the date of the mailing of the notice for the 2017 annual meeting for a Fund is advanced or delayed by more than thirty (30) days from the anniversary date of the mailing of the notice for the 2016 annual meeting, notice by a shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of mailing of the notice for the 2017 annual meeting and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for the 2017 annual meeting or the 10th day following the day on which public announcement of the date of mailing of the notice for the 2017 meeting is first made by the fund. Each Fund’s By-laws require that certain information must be provided by the shareholder to the Fund when notice of a nominee for election as a Trustee or proposal is submitted to the Fund. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

Each of Pioneer Diversified High Income Trust, Pioneer Floating Rate Trust, Pioneer High Income Trust, Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust currently expect to hold the next annual shareholders’ meeting on or about September 19, 2017, which date is subject to change. Shareholder proposals are subject to certain regulations under the federal securities laws.

SECTION 9

SHAREHOLDER COMMUNICATIONS

Shareholders who wish to communicate with the Board or any individual Trustee should write their Fund to the attention of Christopher J. Kelley, Secretary, 60 State Street, Boston, Massachusetts 02109. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee it will be sent to the chair of the Nominating Committee and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons. Shareholders with complaints or concerns regarding accounting matters may address letters to the Fund’s Chief Compliance Officer (“CCO”), 60 State Street, Boston, Massachusetts 02109. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

SECTION 10

EXPENSES OF PROXY

The total costs of preparing, printing and mailing the enclosed proxy, accompanying notice and this Joint Proxy Statement and costs in connection with the solicitation of proxies will be borne by the Adviser. These costs are estimated at approximately $4,100,000.00. Solicitation may be made by letter or telephone by officers or employees of the Adviser, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Adviser will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Joint Proxy Statement and proxy materials to the beneficial owners of each Fund’s shares. The Funds have retained Computershare Fund Services, a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Computershare Fund Services will be paid approximately $990,000.00 for such solicitation services (plus reimbursements of out-of-pocket expenses), to be borne by the Adviser. Computershare Fund Services may solicit proxies personally and by telephone.

SECTION 11

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Each Fund’s Board of Trustees, including all of the Independent Trustees, with the approval and recommendation of the Audit Committee, selected Deloitte & Touche LLP to serve as the independent registered public accounting firm for the Fund’s most recently completed fiscal year, as well as for the current fiscal year. In connection with the Board’s selection, Deloitte & Touche LLP, in accordance with Independence Standards Board Standard No. 1 (ISB No. 1), confirmed to each Audit Committee that it was an independent registered public accounting firm with respect to the Funds.

Deloitte & Touche LLP has informed the Board that it will no longer be independent with respect to the Funds upon the completion of the Transaction and, accordingly, that it intends to resign as the Funds’ independent registered public accounting firm upon the completion of the Transaction. The Board will engage a new independent registered public accounting firm for the Funds upon the completion of the Transaction.

During the periods that Deloitte & Touche LLP has served as each Fund’s independent registered public accounting firm, including each Fund’s two most recent fiscal years, Deloitte & Touche LLP’s reports on each Fund’s financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Part II, Section 12 of this Joint Proxy Statement sets forth for each Fund, for each of the two most recent fiscal years, the fees billed by the Fund’s independent registered public accounting firm(s) for all audit and non-audit services provided directly to the Fund. The fee information in Part II, Section 12 is presented under the following captions:

(a)	Audit Fees — fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

(b)	Audit-Related Fees — fees related to assurances and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews not required by regulators.

(c)	Tax Fees — fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews.

(d)	All Other Fees — fees for products and services provided to the Fund other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

The charter of each Audit Committee requires that the Audit Committee shall approve (a) all audit and non-audit services to be provided to each Fund and (b) all non-audit services to be provided by each Fund’s independent auditors to the Adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund (“Covered Service Providers”) if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate, to the extent permitted by law, pre-approved responsibilities to one or more members of the Audit Committee who shall report to the full audit committee. No Audit Committee may approve non-audit services that the audit committee believes may impair the independence of the independent registered public accounting firms. Permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below provided to a Fund by the independent registered public accounting firms, other than those provided to a Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include (a) bookkeeping or other services related to the accounting records or financial statements of a Fund; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker or dealer, investment adviser or investment banking services; (h) legal services and expert services unrelated to the audit; and (i) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (a) the aggregate amount of all such permissible non-audit services provided to a Fund, the Adviser and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firms during the fiscal year in which the permissible non-audit services are provided to (i) a Fund, (ii) the Adviser and (iii) any Covered Service Provider during the fiscal year in which services are provided that would not have to be approved by the Audit Committee; (b) the permissible non-audit services were not recognized by a Fund at the time of the engagement to be non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to completion of the audit.

For each Fund’s two most recent fiscal years, there were no services rendered by Deloitte & Touche LLP to the Funds for which the preapproval requirement was waived.

The following table sets forth non-audit fees billed by Deloitte & Touche LLP for services rendered to the Trusts and the Adviser or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Trusts for the Trusts’ two most recent fiscal years.

Non-Audit Fees
Fund	Fiscal Year Ended	Most Recent Fiscal Year ($)	Prior Fiscal Year ($)
Open-End Funds
Pioneer Bond Fund	6/30/16	8,778	8,750
Pioneer Emerging Markets Fund	11/30/16	8,778	8,750
Pioneer Equity Income Fund	10/31/16	8,778	8,750
Pioneer Fund	12/31/16	7,128	7,100
Pioneer High Yield Fund	10/31/16	8,778	8,750
Pioneer Solutions - Balanced Fund	7/31/16	5,628	5,600
Pioneer Solutions - Conservative Fund	7/31/16	5,628	5,600
Pioneer Solutions - Growth Fund	7/31/16	5,628	5,600
Pioneer Mid Cap Value Fund	10/31/16	8,778	8,750
Pioneer U.S. Government Money Market Fund	12/31/16	5,628	5,600
Pioneer Real Estate Shares	12/31/16	5,628	5,600
Pioneer AMT-Free Municipal Fund	12/31/16	5,628	5,600
Pioneer Select Mid Cap Growth Fund	11/30/16	7,128	7,100
Pioneer Disciplined Value Fund	8/31/16	7,128	7,100
Pioneer Classic Balanced Fund	7/31/16	8,778	8,750
Pioneer Multi-Asset Income Fund	7/31/16	8,778	8,750
Pioneer Global Equity Fund	8/31/16	8,778	8,750
Pioneer High Income Municipal Fund	8/31/16	7,128	7,100
Pioneer Floating Rate Fund	10/31/16	8,778	8,750
Pioneer Flexible Opportunities Fund	10/31/16	8,778	8,750
Pioneer Global High Yield Fund	10/31/16	8,778	8,750
Pioneer Global Multisector Income Fund	10/31/16	8,778	8,750
Pioneer International Equity Fund	11/30/16	7,128	7,100
Pioneer Dynamic Credit Fund	3/31/16	7,100	7,100
Pioneer Fundamental Growth Fund	3/31/16	7,100	7,100
Pioneer Multi-Asset Ultrashort Income Fund	3/31/16	8,750	8,750

Non-Audit Fees
Fund	Fiscal Year Ended	Most Recent Fiscal Year ($)	Prior Fiscal Year ($)
Pioneer Core Equity Fund	12/31/16	5,628	5,600
Pioneer Disciplined Growth Fund	8/31/16	7,128	7,100
Pioneer Short Term Income Fund	8/31/16	7,128	7,100
Pioneer Strategic Income Fund	9/30/16	8,778	8,750
Pioneer U.S. Corporate High Yield Fund*	—	0	0
Closed-End Interval Fund
Pioneer ILS Interval Fund	10/31/16	8,778	8,750
Closed-End Funds
Pioneer Diversified High Income Trust	4/30/16	9,876	9,876
Pioneer Floating Rate Trust	11/30/16	9,904	9,876
Pioneer High Income Trust	3/31/16	9,876	9,876
Pioneer Municipal High Income Advantage Trust	3/31/16	9,876	9,876
Pioneer Municipal High Income Trust	4/30/16	9,876	9,876

*	Pioneer U.S. Corporate High Yield Fund commenced operations on January 1, 2017.

The Audit Committee of the Board of each Fund considered whether the provision of services, other than audit services, by Deloitte & Touche LLP to each Fund and its affiliates is compatible with maintaining Deloitte & Touche LLP’s independence in performing audit services.

Representatives of Deloitte & Touche LLP will be available at the shareholder meeting (either in person or via telephone), will have the opportunity to make a statement should they desire to do so, and will be available to answer questions.

SECTION 12

AUDIT FEES, AUDIT RELATED FEES, TAX FEES AND ALL OTHER FEES TO INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The following tables set forth, with respect to each Fund, audit fees, audit related fees, tax fees and all other fees paid to the Fund’s independent registered public accountants for the two most recent fiscal years.

Audit Fees and Audit Related Fees

		Audit Fees		Audit Related Fees
Fund	Fiscal Year Ended	Most Recent Fiscal Year ($)	Prior Fiscal Year ($)	Most Recent Fiscal Year ($)	Prior Fiscal Year ($)
Open-End Funds
Pioneer Bond Fund	6/30/16	62,185	56,422	0	0
Pioneer Emerging Markets Fund	11/30/16	35,554	35,516	0	0
Pioneer Equity Income Fund	10/31/16	25,538	25,500	0	0
Pioneer Fund	12/31/16	25,539	25,501	0	0
Pioneer High Yield Fund	10/31/16	53,457	50,566	0	0
Pioneer Solutions - Balanced Fund	7/31/16	33,975	19,237	0	0
Pioneer Solutions - Conservative Fund	7/31/16	34,375	19,237	0	0
Pioneer Solutions - Growth Fund	7/31/16	38,311	23,773	0	0
Pioneer Mid Cap Value Fund	10/31/16	25,064	25,026	0	0
Pioneer U.S. Government Money Market Fund	12/31/16	29,336	29,298	0	0
Pioneer Real Estate Shares	12/31/16	24,590	24,552	0	0
Pioneer AMT-Free Municipal Fund	12/31/16	40,362	37,471	0	0
Pioneer Select Mid Cap Growth Fund	11/30/16	24,115	24,077	0	0
Pioneer Disciplined Value Fund	8/31/16	24,115	24,077	0	0
Pioneer Classic Balanced Fund	7/31/16	43,132	40,241	0	0
Pioneer Multi-Asset Income Fund	7/31/16	48,825	45,934	0	0
Pioneer Global Equity Fund	8/31/16	30,852	30,814	0	0
Pioneer High Income Municipal Fund	8/31/16	42,269	39,378	0	0
Pioneer Floating Rate Fund	10/31/16	69,494	66,603	0	0
Pioneer Flexible Opportunities Fund	10/31/16	65,165	50,274	0	0
Pioneer Global High Yield Fund	10/31/16	57,253	54,362	0	0
Pioneer Global Multisector Income Fund	10/31/16	50,136	47,245	0	0
Pioneer International Equity Fund	11/30/16	31,327	31,289	0	0
Pioneer Dynamic Credit Fund	3/31/16	48,961	42,701	0	0
Pioneer Fundamental Growth Fund	3/31/16	25,501	25,241	0	0
Pioneer Multi-Asset Ultrashort Income Fund	3/31/16	48,012	41,752	0	0
Pioneer Core Equity Fund	12/31/16	23,167	23,129	0	0

		Audit Fees		Audit Related Fees
Fund	Fiscal Year Ended	Most Recent Fiscal Year ($)	Prior Fiscal Year ($)	Most Recent Fiscal Year ($)	Prior Fiscal Year ($)
Pioneer Disciplined Growth Fund	8/31/16	24,115	24,077	0	0
Pioneer Short Term Income Fund	8/31/16	47,962	45,071	0	0
Pioneer Strategic Income Fund	9/30/16	93,917	91,026	0	0
Pioneer U.S. Corporate High Yield Fund*	—	0	0	0	0
Closed-End Interval Fund
Pioneer ILS Interval Fund	10/31/16	118,400	115,509	0	0
Closed-End Funds
Pioneer Diversified High Income Trust	4/30/16	51,063	40,803	0	0
Pioneer Floating Rate Trust	11/30/16	76,738	76,700	0	0
Pioneer High Income Trust	3/31/16	47,063	40,803	0	0
Pioneer Municipal High Income Advantage Trust	3/31/16	45,823	40,803	0	0
Pioneer Municipal High Income Trust	4/30/16	48,643	40,803	0	0

*	Pioneer U.S. Corporate High Yield Fund commenced operations on January 1, 2017.

Tax Fees and All Other Fees

		Tax Fees		All Other Fees
Fund	Fiscal Year Ended	Most Recent Fiscal Year ($)	Prior Fiscal Year ($)	Most Recent Fiscal Year ($)	Prior Fiscal Year ($)
Open-End Funds
Pioneer Bond Fund	6/30/16	8,778	8,750	0	0
Pioneer Emerging Markets Fund	11/30/16	8,778	8,750	0	0
Pioneer Equity Income Fund	10/31/16	8,778	8,750	0	0
Pioneer Fund	12/31/16	7,128	7,100	0	0
Pioneer High Yield Fund	10/31/16	8,778	8,750	0	0
Pioneer Solutions - Balanced Fund	7/31/16	5,628	5,600	0	0
Pioneer Solutions - Conservative Fund	7/31/16	5,628	5,600	0	0
Pioneer Solutions - Growth Fund	7/31/16	5,628	5,600	0	0
Pioneer Mid Cap Value Fund	10/31/16	8,778	8,750	0	0
Pioneer U.S. Government Money Market Fund	12/31/16	5,628	5,600	0	0
Pioneer Real Estate Shares	12/31/16	5,628	5,600	0	0
Pioneer AMT-Free Municipal Fund	12/31/16	5,628	5,600	0	0
Pioneer Select Mid Cap Growth Fund	11/30/16	7,128	7,100	0	0
Pioneer Disciplined Value Fund	8/31/16	7,128	7,100	0	0
Pioneer Classic Balanced Fund	7/31/16	8,778	8,750	0	0
Pioneer Multi-Asset Income Fund	7/31/16	8,778	8,750	0	0
Pioneer Global Equity Fund	8/31/16	8,778	8,750	0	0
Pioneer High Income Municipal Fund	8/31/16	7,128	7,100	0	0
Pioneer Floating Rate Fund	10/31/16	8,778	8,750	0	0
Pioneer Flexible Opportunities Fund	10/31/16	8,778	8,750	0	0
Pioneer Global High Yield Fund	10/31/16	8,778	8,750	0	0
Pioneer Global Multisector Income Fund	10/31/16	8,778	8,750	0	0
Pioneer International Equity Fund	11/30/16	7,128	7,100	0	0
Pioneer Dynamic Credit Fund	3/31/16	7,100	7,100	0	0
Pioneer Fundamental Growth Fund	3/31/16	7,100	7,100	0	0
Pioneer Multi-Asset Ultrashort Income Fund	3/31/16	8,750	8,750	0	0
Pioneer Core Equity Fund	12/31/16	5,628	5,600	0	0
Pioneer Disciplined Growth Fund	8/31/16	7,128	7,100	0	0
Pioneer Short Term Income Fund	8/31/16	7,128	7,100	0	0
Pioneer Strategic Income Fund	9/30/16	8,778	8,750	0	0
Pioneer U.S. Corporate High Yield Fund*	—	0	0	0	0

		Tax Fees		All Other Fees
Fund	Fiscal Year Ended	Most Recent Fiscal Year ($)	Prior Fiscal Year ($)	Most Recent Fiscal Year ($)	Prior Fiscal Year ($)
Closed-End Interval Fund
Pioneer ILS Interval Fund	10/31/16	8,778	8,750	0	0
Closed-End Funds
Pioneer Diversified High Income Trust	4/30/16	9,876	9,876	0	0
Pioneer Floating Rate Trust	11/30/16	9,904	9,876	0	0
Pioneer High Income Trust	3/31/16	9,876	9,876	0	0
Pioneer Municipal High Income Advantage Trust	3/31/16	9,876	9,876	0	0
Pioneer Municipal High Income Trust	4/30/16	9,876	9,876	0	0

*	Pioneer U.S. Corporate High Yield Fund commenced operations on January 1, 2017.

SECTION 13

FORM OF NEW MANAGEMENT AGREEMENT - OPEN-END FUNDS

This MANAGEMENT AGREEMENT (“Agreement”) is made as of this      day of             , by and between [name of trust] (the “Trust”), a Delaware statutory trust, and Pioneer Investment Management, Inc., a Delaware corporation (the “Manager”).

WHEREAS, the Trust is registered as a management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Manager is engaged primarily in rendering investment advisory and management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended;

WHEREAS, the Trust wishes to retain the Manager to provide investment advisory and management services to the Trust with respect to the series of the Trust designated in Appendix A annexed hereto (the “Funds”); and

WHEREAS, the Manager is willing to furnish such services on the terms and conditions hereinafter set forth;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

1.    The Trust hereby appoints the Manager to act as investment adviser of each Fund for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.    (a) Subject to the supervision of the Trust’s Board of Trustees (the “Board”), the Manager shall regularly provide each Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information. The Manager shall determine from time to time what securities and other investments (including, without limitation, repurchase agreements, swap agreements, options, futures and other instruments) will be purchased, retained, sold or exchanged by each Fund and what portion of the assets of the Fund’s portfolio will be held in the various securities and other investments in which the Fund invests, and what portion will be held uninvested in cash, and shall implement those decisions (including the execution of investment documentation), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”) and the 1940 Act, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Manager. The Manager is authorized as the agent of the Trust to give instructions to the custodian of each Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of any Fund in one or more investment companies. The Manager will place orders pursuant to its investment determinations for each Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. Except as described herein, the Manager shall seek overall the best execution available in the selection of brokers or dealers and the placing of orders for each Fund. In assessing the best execution available for any transaction, the Manager may consider factors it deems relevant, including the size and type of the transaction, the nature and character of the markets for the security to be purchased or sold, the execution capabilities and financial condition of the broker or dealer, and the reasonableness of the commission or dealer spread, if any (whether for a specific transaction or on a continuing basis). In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Manager or its affiliates exercise investment discretion. The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or in terms of all of the accounts over which the Manager or its affiliates exercise investment discretion. The Manager shall also provide advice and recommendations with respect to other aspects of the business and affairs of each Fund, shall exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Fund’s portfolio securities subject to such direction as the Board may provide, and shall perform such other functions of investment management and supervision as may be directed by the Board. Notwithstanding the foregoing, the Manager shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of the shares of any Fund, nor shall the Manager be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any administrator, transfer agent, fund accounting agent, custodian, shareholder servicing agent or other agent, in each case employed by the Trust or a Fund to perform such functions. The Manager may execute on behalf of each Fund certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and options agreements, swap agreements, other investment related agreements, and any other agreements, documents or instruments the Manager believes are appropriate or desirable in performing its duties under this Agreement.

       (b) Each Fund hereby authorizes any entity or person associated with the Manager which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and each Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

3.    Subject to the Board’s approval, the Manager or any Fund may enter into contracts with one or more investment subadvisers, including without limitation, affiliates of the Manager, in which the Manager delegates to such investment subadvisers any or all its duties specified hereunder, on such terms as the Manager determines to be necessary, desirable or appropriate, provided that in each case such contracts are entered into in accordance with and meet all applicable requirements of the 1940 Act. The Trust agrees that the Manager shall not be accountable to the Trust or any Fund or any Fund’s shareholders for any loss or other liability relating to specific investments selected by any such subadviser.

4.    The Trust shall at all times keep the Manager fully informed with regard to the securities and other investments owned by each Fund, its funds available, or to become available, for investment, and generally as to the condition of its affairs. The Trust shall furnish the Manager with such other documents and information with regard to its affairs as the Manager may from time to time reasonably request. The Manager shall supply the Board and officers of the Trust with such information and reports reasonably required by them and reasonably available to the Manager.

5.    (a) Unless maintained by another party on the Fund’s behalf, the Manager shall maintain the books and records with respect to each Fund’s securities and other transactions and keep the Fund’s books of account in accordance with all applicable federal and state laws and regulations. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Manager hereby agrees that any records that it maintains for each Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Manager further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

       (b) The Manager shall furnish, at its expense, all necessary services, facilities, equipment and personnel for performing the Manager’s services under this Agreement. Other than as herein specifically indicated, the Manager shall not be responsible for the Trust’s or any Fund’s ordinary and extraordinary expenses, and the Trust or a Fund shall pay the Trust’s or the Fund’s ordinary and extraordinary expenses. The Manager may agree to provide to the Funds services other than the services that are provided under this Agreement, on such terms as the Manager and the Trust may agree from time to time, and nothing herein shall preclude payment by the Trust or a Fund of compensation to the Manager for any such services rendered pursuant to a written agreement or agreements approved by the Board.

6.    From time to time, the Manager shall authorize and permit certain of its directors, officers and employees, who may be elected as Board members or officers of the Trust, to serve in the capacities in which they are elected. The Manager will pay directly or reimburse the Trust for the compensation (if any) of the Trustees who are affiliated persons of the Manager and all officers of the Trust as such, except as the Board may decide.

7.    As compensation for the services performed and the facilities furnished and expenses assumed by the Manager, each Fund shall pay the Manager, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Appendix A annexed hereto, based on the Fund’s average daily net assets or otherwise as set forth on Appendix A. If this Agreement is terminated with respect to any Fund as of any date not the last day of a month, the fee payable by the Fund shall be paid as promptly as possible after such date of termination and shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect with respect to the Fund subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in the month.

8.    The Manager assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities or other transactions for any Fund, provided that nothing in this Agreement shall protect the Manager against any liability to a Fund to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this paragraph 8, the term “Manager” shall include any affiliates of the Manager performing services for the Trust or any Fund pursuant to this Agreement and the partners, shareholders, directors, officers and employees of the Manager and such affiliates.

9.    Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Manager who may also be a Trustee, officer, or employee of the Trust or any Fund, to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Manager to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities or other investments consistent with the investment policies of any Fund or one or more other accounts of the Manager is considered at or about the same time, transactions in such securities or other investments will be allocated among the accounts in a manner deemed equitable by the Manager. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Manager’s policies and procedures as presented to the Board from time to time.

10.  For the purposes of this Agreement, a Fund’s “net assets” equal the value of the Fund’s securities plus any other assets minus its accrued operating expenses and other liabilities, and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, and references to the “1940 Act” shall include any rule, regulation or applicable exemptive order of the Securities and Exchange Commission (the “Commission”) thereunder and interpretive guidance with respect to the 1940 Act by the Commission or its staff.

11.  This Agreement will become effective with respect to each Fund on the date first above written or such later date set forth opposite the Fund’s name on Appendix A annexed hereto, provided that it shall have been approved by the Trust’s Board and by the shareholders of the Fund in accordance with the requirements of the 1940 Act and, unless sooner terminated as provided herein, will continue in effect for each Fund designated on Appendix A for an initial two year period. Thereafter, if not terminated, this Agreement shall continue in effect with respect to each Fund, so long as such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Trustees who are not interested persons of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

12.  This Agreement is terminable with respect to any Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Manager, or by the Manager upon not less than 60 days’ written notice to the Trust, and will be terminated upon the mutual written consent of the Manager and the Trust. This Agreement shall terminate automatically in the event of its assignment. This Agreement may be terminated with respect to one or more Funds without affecting the validity of this Agreement with respect to any other Fund designated on Appendix A.

13.  The Manager agrees that for services rendered to each Fund, or for any claim by it in connection with services rendered to the Fund, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other portfolios of the Trust. The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Trust’s Declaration of Trust and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually.

14.  The Trust agrees that in the event that none of the Manager or any of its affiliates acts as an investment adviser to a Fund, the name of the Fund will be changed to one that does not contain the name “Pioneer” or otherwise suggest an affiliation with the Manager.

15.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of the Agreement with respect to any Fund shall be effective until approved, if so required by the 1940 Act, by vote of the holders of a majority of that Fund’s outstanding voting securities.

16.  This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

17.  This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.

18.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[signature page to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized.

[NAME OF TRUST]

By:

Name:

Title:

PIONEER INVESTMENT MANAGEMENT, INC.

By:

Name:

Title:

Appendix A

Fund	Effective Date/Initial Term Date	Fee

SECTION 14

FORM OF NEW MANAGEMENT AGREEMENT - CLOSED-END FUNDS

This MANAGEMENT AGREEMENT (“Agreement”) is made as of this             day of             , by and between [name of trust] (the “Trust”), a Delaware statutory trust, and Pioneer Investment Management, Inc., a Delaware corporation (the “Manager”).

WHEREAS, the Trust is registered as a management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Manager is engaged primarily in rendering investment advisory and management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended;

WHEREAS, the Trust wishes to retain the Manager to provide investment advisory and management services to the Trust with respect to the series of the Trust designated [name of series] (the “Fund”); and

WHEREAS, the Manager is willing to furnish such services on the terms and conditions hereinafter set forth;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

1.    The Trust hereby appoints the Manager to act as investment adviser of the Fund for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.    (a)  Subject to the supervision of the Trust’s Board of Trustees (the “Board”), the Manager shall regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions, as each shall be from time to time in effect. The Manager shall determine from time to time what securities and other investments (including, without limitation, repurchase agreements, swap agreements, options, futures and other instruments) will be purchased, retained, sold or exchanged by the Fund and what portion of the assets of the Fund’s portfolio will be held in the various securities and other investments in which the Fund invests, and what portion will be held uninvested in cash, and shall implement those decisions (including the execution of investment documentation), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”) and the 1940 Act, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Manager. The Manager is authorized as the agent of the Trust to give instructions to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies. The Manager will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. Except as described herein, the Manager shall seek overall the best execution available in the selection of brokers or dealers and the placing of orders for the Fund. In assessing the best execution available for any transaction, the Manager may consider factors it deems relevant, including the size and type of the transaction, the nature and character of the markets for the security to be purchased or sold, the execution capabilities and financial condition of the broker or dealer, and the reasonableness of the commission or dealer spread, if any (whether for a specific transaction or on a continuing basis). In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Manager or its affiliates exercise investment discretion. The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or in terms of all of the accounts over which the Manager or its affiliates exercise investment discretion. The Manager shall also provide advice and recommendations with respect to other aspects of the business and affairs of the Fund, shall exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Fund’s portfolio securities subject to such direction as the Board may provide, and shall perform such other functions of investment management and supervision as may be directed by the Board. Notwithstanding the foregoing, the Manager shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of the shares of the Fund, nor shall the Manager be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any administrator, transfer agent, fund accounting agent, custodian, shareholder servicing agent or other agent, in each case employed by the Trust or the Fund to perform such functions. The Manager may execute on behalf of the Fund certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and options agreements, swap agreements, other investment related agreements, and any other agreements, documents or instruments the Manager believes are appropriate or desirable in performing its duties under this Agreement.

       (b)  The Fund hereby authorizes any entity or person associated with the Manager which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

3.    Subject to the Board’s approval, the Manager or the Fund may enter into contracts with one or more investment subadvisers, including without limitation, affiliates of the Manager, in which the Manager delegates to such investment subadvisers any or all its duties specified hereunder, on such terms as the Manager determines to be necessary, desirable or appropriate, provided that in each case such contracts are entered into in accordance with and meet all applicable requirements of the 1940 Act. The Trust agrees that the Manager shall not be accountable to the Trust or the Fund or the Fund’s shareholders for any loss or other liability relating to specific investments selected by any such subadviser.

4.    The Trust shall at all times keep the Manager fully informed with regard to the securities and other investments owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of its affairs. The Trust shall furnish the Manager with such other documents and information with regard to its affairs as the Manager may from time to time reasonably request. The Manager shall supply the Board and officers of the Trust with such information and reports reasonably required by them and reasonably available to the Manager.

5.    (a)  Unless maintained by another party on the Fund’s behalf, the Manager shall maintain the books and records with respect to the Fund’s securities and other transactions and keep the Fund’s books of account in accordance with all applicable federal and state laws and regulations. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Manager hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Manager further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

       (b)  The Manager shall furnish, at its expense, all necessary services, facilities, equipment and personnel for performing the Manager’s services under this Agreement. Other than as herein specifically indicated, the Manager shall not be responsible for the Trust’s or the Fund’s ordinary and extraordinary expenses, and the Trust or the Fund shall pay the Trust’s or the Fund’s ordinary and extraordinary expenses. The Manager may agree to provide to the Fund services other than the services that are provided under this Agreement, on such terms as the Manager and the Trust may agree from time to time, and nothing herein shall preclude payment by the Trust or the Fund of compensation to the Manager for any such services rendered pursuant to a written agreement or agreements approved by the Board.

6.    From time to time, the Manager shall authorize and permit certain of its directors, officers and employees, who may be elected as Board members or officers of the Trust, to serve in the capacities in which they are elected. The Manager will pay directly or reimburse the Trust for the compensation (if any) of the Trustees who are affiliated persons of the Manager and all officers of the Trust as such, except as the Board may decide.

7.    As compensation for the services performed and the facilities furnished and expenses assumed by the Manager, the Fund shall pay the Manager, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate equal to [            %] of the Fund’s average daily managed assets. “Managed assets” means (a) the total assets of the Fund, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means. The liquidation preference on any preferred shares is not a liability. If this Agreement is terminated as of any date not the last day of a month, the fee payable by the Fund shall be paid as promptly as possible after such date of termination and shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in the month.

8.    The Manager assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities or other transactions for the Fund, provided that nothing in this Agreement shall protect the Manager against any liability to the Fund to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this paragraph 8, the term “Manager” shall include any affiliates of the Manager performing services for the Trust or the Fund pursuant to this Agreement and the partners, shareholders, directors, officers and employees of the Manager and such affiliates.

9.    Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Manager who may also be a Trustee, officer, or employee of the Trust or the Fund, to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Manager to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities or other investments consistent with the investment policies of the Fund or one or more other accounts of the Manager is considered at or about the same time, transactions in such securities or other investments will be allocated among the accounts in a manner deemed equitable by the Manager. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Manager’s policies and procedures as presented to the Board from time to time.

10.  For the purposes of this Agreement, the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, and references to the “1940 Act” shall include any rule, regulation or applicable exemptive order of the Securities and Exchange Commission (the “Commission”) thereunder and interpretive guidance with respect to the 1940 Act by the Commission or its staff.

11.  This Agreement will become effective on the date first above written, provided that it shall have been approved by the Trust’s Board and by the shareholders of the Fund in accordance with the requirements of the 1940 Act and, unless sooner terminated as provided herein, will continue in effect for an initial two year period. Thereafter, if not terminated, this Agreement shall continue in effect so long as such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Trustees who are not interested persons of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

12.  This Agreement is terminable without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Manager, or by the Manager upon not less than 60 days’ written notice to the Trust, and will be terminated upon the mutual written consent of the Manager and the Trust. This Agreement shall terminate automatically in the event of its assignment.

13.  The Manager agrees that for services rendered to the Fund, or for any claim by it in connection with services rendered to the Fund, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other portfolios of the Trust. The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Trust’s Declaration of Trust and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually.

14.  The Trust agrees that in the event that none of the Manager or any of its affiliates acts as an investment adviser to the Fund, the name of the Fund will be changed to one that does not contain the name “Pioneer” or otherwise suggest an affiliation with the Manager.

15.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of the Agreement shall be effective until approved, if so required by the 1940 Act, by vote of the holders of a majority of the Trust’s outstanding voting securities.

16.  This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

17.  This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.

18.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[signature page to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized.

[NAME OF TRUST]

By:
Name:
Title:

PIONEER INVESTMENT MANAGEMENT, INC.

By:
Name:
Title:

SECTION 15

FORM OF NEW MANAGEMENT AGREEMENT - CLOSED-END INTERVAL FUND

This MANAGEMENT AGREEMENT (“Agreement”) is made as of this              day of             , by and between Pioneer ILS Interval Fund (the “Trust”), a Delaware statutory trust, and Pioneer Investment Management, Inc., a Delaware corporation (the “Manager”).

WHEREAS, the Trust is registered as a management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Manager is engaged primarily in rendering investment advisory and management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended;

WHEREAS, the Trust wishes to retain the Manager to provide investment advisory and management services to the Trust; and

WHEREAS, the Manager is willing to furnish such services on the terms and conditions hereinafter set forth;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

1.    The Trust hereby appoints the Manager to act as investment adviser of the Trust for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.    (a) Subject to the supervision of the Trust’s Board of Trustees (the “Board”), the Manager shall regularly provide the Trust with investment research, advice, management and supervision and shall furnish a continuous investment program for the Trust’s portfolio of securities and other investments consistent with the Trust’s investment objectives, policies and restrictions, as each shall be from time to time in effect. The Manager shall determine from time to time what securities and other investments (including, without limitation, repurchase agreements, swap agreements, options, futures and other instruments) will be purchased, retained, sold or exchanged by the Trust and what portion of the assets of the Trust’s portfolio will be held in the various securities and other investments in which the Trust invests, and what portion will be held uninvested in cash, and shall implement those decisions (including the execution of investment documentation), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”) and the 1940 Act, as well as the investment objectives, policies and restrictions of the Trust referred to above, and any other specific policies adopted by the Board and disclosed to the Manager. The Manager is authorized as the agent of the Trust to give instructions to the custodian of the Trust as to deliveries of securities and other investments and payments of cash for the account of the Trust. Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Trust in one or more investment companies. The Manager will place orders pursuant to its investment determinations for the Trust either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. Except as described herein, the Manager shall seek overall the best execution available in the selection of brokers or dealers and the placing of orders for the Trust. In assessing the best execution available for any transaction, the Manager may consider factors it deems relevant, including the size and type of the transaction, the nature and character of the markets for the security to be purchased or sold, the execution capabilities and financial condition of the broker or dealer, and the reasonableness of the commission or dealer spread, if any (whether for a specific transaction or on a continuing basis). In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Trust and/or the other accounts over which the Manager or its affiliates exercise investment discretion. The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Trust which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or in terms of all of the accounts over which the Manager or its affiliates exercise investment discretion. The Manager shall also provide advice and recommendations with respect to other aspects of the business and affairs of the Trust, shall exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Trust’s portfolio securities subject to such direction as the Board may provide, and shall perform such other functions of investment management and supervision as may be directed by the Board. Notwithstanding the foregoing, the Manager shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of the shares of the Trust, nor shall the Manager be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any administrator, transfer agent, fund accounting agent, custodian, shareholder servicing agent or other agent, in each case employed by the Trust to perform such functions. The Manager may execute on behalf of the Trust certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and options agreements, swap agreements, other investment related agreements, and any other agreements, documents or instruments the Manager believes are appropriate or desirable in performing its duties under this Agreement.

       (b) The Trust hereby authorizes any entity or person associated with the Manager which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

3.    Subject to the Board’s approval, the Manager or the Trust may enter into contracts with one or more investment subadvisers, including without limitation, affiliates of the Manager, in which the Manager delegates to such investment subadvisers any or all its duties specified hereunder, on such terms as the Manager determines to be necessary, desirable or appropriate, provided that in each case such contracts are entered into in accordance with and meet all applicable requirements of the 1940 Act. The Trust agrees that the Manager shall not be accountable to the Trust or the Trust’s shareholders for any loss or other liability relating to specific investments selected by any such subadviser.

4.    The Trust shall at all times keep the Manager fully informed with regard to the securities and other investments owned by the Trust, its funds available, or to become available, for investment, and generally as to the condition of its affairs. The Trust shall furnish the Manager with such other documents and information with regard to its affairs as the Manager may from time to time reasonably request. The Manager shall supply the Board and officers of the Trust with such information and reports reasonably required by them and reasonably available to the Manager.

5.    (a) Unless maintained by another party on the Trust’s behalf, the Manager shall maintain the books and records with respect to the Trust’s securities and other transactions and keep the Trust’s books of account in accordance with all applicable federal and state laws and regulations. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Manager hereby agrees that any records that it maintains for the Trust are the property of the Trust, and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request. The Manager further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

       (b) The Manager shall furnish, at its expense, all necessary services, facilities, equipment and personnel for performing the Manager’s services under this Agreement. Other than as herein specifically indicated, the Manager shall not be responsible for the Trust’s ordinary and extraordinary expenses, and the Trust shall pay the Trust’s ordinary and extraordinary expenses. The Manager may agree to provide to the Trust services other than the services that are provided under this Agreement, on such terms as the Manager and the Trust may agree from time to time, and nothing herein shall preclude payment by the Trust of compensation to the Manager for any such services rendered pursuant to a written agreement or agreements approved by the Board.

6.    From time to time, the Manager shall authorize and permit certain of its directors, officers and employees, who may be elected as Board members or officers of the Trust, to serve in the capacities in which they are elected. The Manager will pay directly or reimburse the Trust for the compensation (if any) of the Trustees who are affiliated persons of the Manager and all officers of the Trust as such, except as the Board may decide.

7.    As compensation for the services performed and the facilities furnished and expenses assumed by the Manager, the Trust shall pay the Manager, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate equal to 1.75% of the Trust’s average daily net assets. If this Agreement is terminated as of any date not the last day of a month, the fee payable by the Trust shall be paid as promptly as possible after such date of termination and shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in the month.

8.    The Manager assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities or other transactions for the Trust, provided that nothing in this Agreement shall protect the Manager against any liability to the Trust to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this paragraph 8, the term “Manager” shall include any affiliates of the Manager performing services for the Trust pursuant to this Agreement and the partners, shareholders, directors, officers and employees of the Manager and such affiliates.

9.    Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Manager who may also be a Trustee, officer, or employee of the Trust, to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Manager to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities or other investments consistent with the investment policies of the Trust or one or more other accounts of the Manager is considered at or about the same time, transactions in such securities or other investments will be allocated among the accounts in a manner deemed equitable by the Manager. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Manager’s policies and procedures as presented to the Board from time to time.

10.  For the purposes of this Agreement, the Trust’s “net assets” equal the value of the Trust’s securities plus any other assets minus its accrued operating expenses and other liabilities, and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, and references to the “1940 Act” shall include any rule, regulation or applicable exemptive order of the Securities and Exchange Commission (the “Commission”) thereunder and interpretive guidance with respect to the 1940 Act by the Commission or its staff.

11.  This Agreement will become effective on the date first above written, provided that it shall have been approved by the Trust’s Board and by the shareholders of the Trust in accordance with the requirements of the 1940 Act and, unless sooner terminated as provided herein, will continue in effect for an initial two year period. Thereafter, if not terminated, this Agreement shall continue in effect so long as such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Trust, provided that in either event the continuance is also approved by a majority of the Trustees who are not interested persons of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

12.  This Agreement is terminable without penalty by the Board or by vote of a majority of the outstanding voting securities of the Trust, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Manager, or by the Manager upon not less than 60 days’ written notice to the Trust, and will be terminated upon the mutual written consent of the Manager and the Trust. This Agreement shall terminate automatically in the event of its assignment.

13.  The Manager agrees that for services rendered to the Trust, or for any claim by it in connection with services rendered to the Trust, it shall look only to assets of the Trust for satisfaction and that it shall have no claim against the assets of any other portfolios of the Trust. The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Trust’s Declaration of Trust and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually.

14.  The Trust agrees that in the event that none of the Manager or any of its affiliates acts as an investment adviser to the Trust, the name of the Trust will be changed to one that does not contain the name “Pioneer” or otherwise suggest an affiliation with the Manager.

15.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of the Agreement shall be effective until approved, if so required by the 1940 Act, by vote of the holders of a majority of the Trust’s outstanding voting securities.

16.  This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

17.  This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.

18.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[signature page to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized.

PIONEER ILS INTERVAL FUND

By:

Name:

Title:

PIONEER INVESTMENT MANAGEMENT, INC.

By:

Name:

Title:

PIONEER FUNDS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 13, 2017

This proxy is solicited on behalf of the Boards of Trustees of the Funds. The undersigned hereby appoint(s) Lisa M. Jones, Christopher J. Kelley and Thomas Reyes, and each of them, as Proxies of the undersigned with full power of substitution, to vote and act with respect to all interests in each of the Funds with respect to which the undersigned is entitled to vote at the Special Meeting of Shareholders of each such Fund to be held at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110, on June 13, 2017, at 2:00 p.m. (Eastern time), and at any adjournments or postponements thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Joint Proxy Statement, and revokes any proxy previously given with respect to such meeting.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

IMPORTANT NOTICE

REGARDING THE AVAILABILITY OF PROXY MATERIALS

for the Special Meeting of Shareholders on June 13, 2017.

The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/pio-28629

Pio_28629_031617A

FUNDS	FUNDS	FUNDS
Pioneer AMT-Free Municipal Fund	Pioneer Bond Fund	Pioneer Classic Balanced Fund
Pioneer Core Equity Fund	Pioneer Disciplined Growth Fund	Pioneer Disciplined Value Fund
Pioneer Diversified High Income Trust	Pioneer Dynamic Credit Fund	Pioneer Emerging Markets Fund
Pioneer Equity Income Fund	Pioneer Flexible Opportunities Fund	Pioneer Floating Rate Fund
Pioneer Floating Rate Trust	Pioneer Fund	Pioneer Fundamental Growth Fund
Pioneer Global Equity Fund	Pioneer Global High Yield Fund	Pioneer Global Multisector Income Fund
Pioneer High Income Municipal Fund	Pioneer High Income Trust	Pioneer High Yield Fund
Pioneer ILS Interval Fund	Pioneer International Equity Fund	Pioneer Mid Cap Value Fund
Pioneer Multi-Asset Income Fund	Pioneer Multi-Asset Ultrashort Income Fund	Pioneer Municipal High Income Advantage Trust
Pioneer Municipal High Income Trust	Pioneer Real Estate Shares	Pioneer Select Mid Cap Growth Fund
Pioneer Short Term Income Fund	Pioneer Solutions - Balanced Fund	Pioneer Solutions - Conservative Fund
Pioneer Solutions - Growth Fund	Pioneer Strategic Income Fund	Pioneer U.S. Corporate High Yield Fund
Pioneer U.S. Government Money Market Fund

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return it in the postage-paid envelope.

VOTE IN PERSON Attend Shareholder Meeting One Federal Street Boston, Massachusetts, 02110 On June 13, 2017

IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN FOR A PROPOSAL, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER FUNDS AND SHOULD BE VOTED AS SOON AS POSSIBLE. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING PROPOSALS:

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example:     ☒

A	Proposals

1.	To approve a New Management Agreement with Pioneer Investment Management, Inc.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Pioneer AMT-Free Municipal Fund	☐	☐	☐	02 Pioneer Bond Fund	☐	☐	☐
03 Pioneer Classic Balanced Fund	☐	☐	☐	04 Pioneer Core Equity Fund	☐	☐	☐
05 Pioneer Disciplined Growth Fund	☐	☐	☐	06 Pioneer Disciplined Value Fund	☐	☐	☐
07 Pioneer Diversified High Income Trust	☐	☐	☐	08 Pioneer Dynamic Credit Fund	☐	☐	☐
09 Pioneer Emerging Markets Fund	☐	☐	☐	10 Pioneer Equity Income Fund	☐	☐	☐
11 Pioneer Flexible Opportunities Fund	☐	☐	☐	12 Pioneer Floating Rate Fund	☐	☐	☐
13 Pioneer Floating Rate Trust	☐	☐	☐	14 Pioneer Fund	☐	☐	☐
15 Pioneer Fundamental Growth Fund	☐	☐	☐	16 Pioneer Global Equity Fund	☐	☐	☐
17 Pioneer Global High Yield Fund	☐	☐	☐	18 Pioneer Global Multisector Income Fund	☐	☐	☐
19 Pioneer High Income Municipal Fund	☐	☐	☐	20 Pioneer High Income Trust	☐	☐	☐
21 Pioneer High Yield Fund	☐	☐	☐	22 Pioneer ILS Interval Fund	☐	☐	☐
23 Pioneer International Equity Fund	☐	☐	☐	24 Pioneer Mid Cap Value Fund	☐	☐	☐
25 Pioneer Multi-Asset Income Fund	☐	☐	☐	26 Pioneer Multi-Asset Ultrashort Income Fund	☐	☐	☐
27 Pioneer Municipal High Income Advantage Trust	☐	☐	☐	28 Pioneer Municipal High Income Trust	☐	☐	☐
29 Pioneer Real Estate Shares	☐	☐	☐	30 Pioneer Select Mid Cap Growth Fund	☐	☐	☐
31 Pioneer Short Term Income Fund	☐	☐	☐	32 Pioneer Solutions - Balanced Fund	☐	☐	☐
33 Pioneer Solutions - Conservative Fund	☐	☐	☐	34 Pioneer Solutions - Growth Fund	☐	☐	☐
35 Pioneer Strategic Income Fund	☐	☐	☐	36 Pioneer U.S. Corporate High Yield Fund	☐	☐	☐
37 Pioneer U.S. Government Money Market Fund	☐	☐	☐

2.	Election of Trustees:

To withhold authority to vote for any individual nominee(s) mark the box “For All Except” and write the nominee number(s) on the line provided.

01. David R. Bock	02. Benjamin M. Friedman	03. Margaret B.W. Graham	04. Lisa M. Jones
05. Lorraine H. Monchak	06. Thomas J. Perna	07. Marguerite A. Piret	08. Fred J. Ricciardi
09. Kenneth J. Taubes

	FOR	WITHHOLD	FOR ALL		FOR	WITHHOLD	FOR ALL
	ALL	ALL	EXCEPT		ALL	ALL	EXCEPT
01 Pioneer AMT-Free Municipal Fund	☐	☐	☐	02 Pioneer Bond Fund	☐	☐	☐
03 Pioneer Classic Balanced Fund	☐	☐	☐	04 Pioneer Core Equity Fund	☐	☐	☐
05 Pioneer Disciplined Growth Fund	☐	☐	☐	06 Pioneer Disciplined Value Fund	☐	☐	☐
07 Pioneer Dynamic Credit Fund	☐	☐	☐	08 Pioneer Emerging Markets Fund	☐	☐	☐
09 Pioneer Equity Income Fund	☐	☐	☐	10 Pioneer Flexible Opportunities Fund	☐	☐	☐
11 Pioneer Floating Rate Fund	☐	☐	☐	12 Pioneer Fund	☐	☐	☐
13 Pioneer Fundamental Growth Fund	☐	☐	☐	14 Pioneer Global Equity Fund	☐	☐	☐
15 Pioneer Global High Yield Fund	☐	☐	☐	16 Pioneer Global Multisector Income Fund	☐	☐	☐
17 Pioneer High Income Municipal Fund	☐	☐	☐	18 Pioneer High Yield Fund	☐	☐	☐
19 Pioneer ILS Interval Fund	☐	☐	☐	20 Pioneer International Equity Fund	☐	☐	☐
21 Pioneer Mid Cap Value Fund	☐	☐	☐	22 Pioneer Multi-Asset Income Fund	☐	☐	☐
23 Pioneer Multi-Asset Ultrashort Income Fund	☐	☐	☐	24 Pioneer Real Estate Shares	☐	☐	☐
25 Pioneer Select Mid Cap Growth Fund	☐	☐	☐	26 Pioneer Short Term Income Fund	☐	☐	☐
27 Pioneer Solutions - Balanced Fund	☐	☐	☐	28 Pioneer Solutions - Conservative Fund	☐	☐	☐
29 Pioneer Solutions - Growth Fund	☐	☐	☐	30 Pioneer Strategic Income Fund	☐	☐	☐
31 Pioneer U.S. Corporate High Yield Fund	☐	☐	☐	32 Pioneer U.S. Government Money Market Fund	☐	☐	☐

3.	To convert investment objective(s) from fundamental to non-fundamental.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Pioneer AMT-Free Municipal Fund	☐	☐	☐	02 Pioneer Bond Fund	☐	☐	☐
03 Pioneer Core Equity Fund	☐	☐	☐	04 Pioneer Global High Yield Fund	☐	☐	☐
05 Pioneer High Yield Fund	☐	☐	☐

4.	To change Pioneer Bond Fund’s investment objectives.

	FOR	AGAINST	ABSTAIN
01 Pioneer Bond Fund	☐	☐	☐

5.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

B	Authorized Signatures – This section must be completed for your vote to be counted. – Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Date (mm/dd/yyyy) – Please print date below	Signature 1 – Please keep signature within the box	Signature 2 – Please keep signature within the box
/ /

        608999900109999999999

xxxxxxxxxxxxxx	PIO 28629	M xxxxxxxx